As filed with the Securities and Exchange Commission on March 7, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
  (Exact name of registrant as specified in charter)

687 Excelsior Blvd
Excelsior, MN 55331
  (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
  (Name and address of agent for service)

952.767.2920
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

LoCORR FUNDS

LoCorr Macro Strategies Fund

Class A (LFMAX)
Class C (LFMCX)
Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX)
Class C (LCSCX)
Class I (LCSIX)

LoCorr Multi-Strategy Fund

Class A (LMUAX)
Class C (LMUCX)
Class I (LMUIX)

LoCorr Market Trend Fund

Class A (LOTAX)
Class C (LOTCX)
Class I (LOTIX)

LoCorr Dynamic Equity Fund

Class A (LEQAX)
Class C (LEQCX)
Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX)
Class C (LSPCX)
Class I (LSPIX)

Annual Report

December 31, 2017

Shareholder Letter | 3

Letter to Shareholders

LoCorr Funds seek to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to portfolios can significantly reduce the overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to generate returns independent of traditional stock, bond and commodity investments. In this report, LoCorr Funds are reporting on six mutual funds: LoCorr Macro Strategies Fund (formerly LoCorr Managed Futures Strategy Fund), LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund (formerly LoCorr Long/Short Equity Fund) and LoCorr Spectrum Income Fund (collectively, the “Funds”).

LoCorr Macro Strategies Fund

The LoCorr Macro Strategies Fund (the “Macro Strategies Fund” or the “Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

The Fund employs three sub-advisers to manage the managed futures portion of the Fund: Millburn Ridgefield Corporation (“Millburn”), Graham Capital Management, LLC (“Graham”), and Revolution Capital Management, LLC (“Revolution”). Millburn traces its roots back to 1971 and manages approximately $6.0 billion in assets. Graham was founded in 1994 and manages about $15.6 billion in assets. Revolution was founded in 2004 and manages approximately $700 million in assets.

Millburn manages a portfolio for the Fund that is similar to its Millburn Diversified Program which commenced operations in 1977. Millburn invests in a diversified portfolio of global futures contracts by combining non-traditional and trend-following strategies in a systematic multi-factor approach. Graham manages a portfolio for the Fund that is similar to its Tactical Trend strategy, a systematic medium- to long-term trend following program that commenced trading in 2006. Revolution manages a strategy for the Fund that is similar to its Alpha Program that has been available in a managed account program since 2007. Revolution employs a short- to medium- term pattern recognition strategy that incorporates trend reversion and counter-trend signals.

Performance Summary
For the annual period ended December 31, 2017, the Fund gained +2.96%, ahead of the +0.86% return for the ICE Bank of America Merrill Lynch (“BofAML”) T-Bill Index and the +0.65% return for the Barclays CTA Index. Performance during the year was led by Millburn while Graham also generated positive returns. Revolution had modestly negative returns as a strong fourth quarter was not enough to pull its returns into the black for the year.

2017 was largely characterized by a lack of volatility and directionless markets across most asset classes other than equities. Conditions which proved challenging for many systematic strategies. This dynamic shifted, however, during the fourth quarter as trending behavior became more prominent in other asset classes, particularly in commodities. The Fund’s diversified approach of allocating to three complementary sub-advisers helped to limit the Fund’s overall volatility and drawdowns during the year, while generating modestly positive absolute returns. As expected, during the first three quarters of the year when the environment for trend-following was more challenging, Millburn’s multi-factor approach led the way.  Also, as expected, Graham’s trend following approach generated the strongest returns during the fourth quarter while Millburn lagged, as the environment for trend following improved. The target allocation to each sub- adviser remained unchanged during the year:

• Millburn: 40%

• Graham: 40%

• Revolution: 20%

Managed Futures Strategy
Equity Indices

Trading in Equity Indices was highly profitable during the course of the year and was the primary driver of the Fund’s positive returns. With equity markets rising, seemingly without pause, the Fund was consistently long across markets in the United States (“U.S.”), Europe, and Asia.

As we entered 2017, any expectations for a disruption in the markets following the U.S. Presidential elections were short-lived as robust global economic growth, strong corporate profitability, and de-regulation coupled with business-friendly tax reform in the U.S. contributed to soaring equity markets globally.  The markets were not riled by the ongoing development of North Korea’s nuclear missile program and increased banter between President Trump and Kim Jong-un; increased tension with Russia and China; Hurricane Harvey and Irma; nor the three Federal Reserve (“Fed”) rate hikes and the commencement of a balance sheet rationalization program. The risk-on environment seemed nearly immune from any and all external shocks, as nothing seemed to rattle investor confidence.  The CBOE VIX Index, a measure of volatility and widely considered the market’s fear gauge, remained stubbornly near historical lows throughout the year, reaching an all- time low during November.

4 | Shareholder Letter

Fixed Income
Trading in Fixed Income futures was unprofitable during the course of 2017, primarily attributable to losses in the long end of the curve, as market conditions proved challenging for the Fund. With frequent swings in interest rates globally and a sizable reversal in U.S. rates during the period, the Fund’s positioning in the U.S. fluctuated between long and short while positioning in the rest of the world remained long for most of the period.

After rallying from July 2016 through the end of that year, the 10-year U.S. Treasury yield was relatively unchanged over the course of 2017. Looking closer, however, the 10-year yield fell from approximately 2.45% at the start of the year to a low of 2.07% in September with frequent swings during that period. From September through the end of the year, the yield reversed course, finishing 2017 approximately at the same level as where it started the year. The yield curve flattened dramatically over the course of 2017 as the U.S. 2-year Treasury approached 2% (crossing above 2% in early 2018). Across the pond, the interest rate environment was marked by trendless conditions with frequent swings. For example, the German 10-year Bund yield generally remained within a range of 0.3% to 0.5% throughout the year with sharp and frequent reversals.

Overall, central banks globally continued or, in some cases, began the process to move away from the extraordinarily easy monetary policy in place since the financial crisis. The Federal Reserve increased official interest rates three times; the Bank of Canada raised rates twice; the Bank of England increased rates once; the European Central Bank (“ECB”) decided to scale back its quantitative easing (“QE”) purchase program beginning in January 2018; and the People’s Bank of China moved to scale back economy-wide leverage in China.

Foreign Currencies
Trading in Foreign Currencies was unprofitable during 2017, generating the largest losses for the Fund. The year began with the Fund long the U.S. dollar before positioning began gyrating between long and short through May. Generally, from June through late in the year, the Fund remained short the U.S. dollar.

Coming into 2017, the U.S. dollar, as measured by the U.S. Dollar Index (a proxy for the U.S. dollar versus a basket of major global currencies), had risen sharply on the back of strong U.S. economic growth, the Fed ahead of the global curve in terms of interest rate normalization, and hope for pro-economic growth regulatory/tax reform. It wasn’t long, however, before the greenback began to weaken, trading in an erratic saw-toothed pattern during the first nine months of 2017 as growth overseas improved and the U.S. political landscape became less certain. The U.S dollar weakness was particularly acute vs. the Euro which climbed to nearly a three-year high versus the greenback, gaining approximately +14% during the year. Other trading pairs, however, like U.S. dollar/Japanese Yen and Australian Dollar/U.S. dollar exhibited less trending activity and were marked by sizable reversals. Overall, the Fund had its largest losses of the year in Foreign Currency trading during the fourth quarter as currency trading became more volatile and rangebound.

Commodities
Trading in Commodities was unprofitable during 2017, as gains from long positions in Base Metals were more than offset by losses elsewhere, particularly in Energy and Precious Metal markets where positioning fluctuated between long and short. The overall trading environment across Commodities challenged the Fund during the first three quarters of the year, but was quite profitable in the fourth quarter as long positions in oil and industrial metal markets benefited from spiking prices.

It was a tale of two halves for the energy markets in 2017, particularly in oil. During the first half of the year, Brent Crude (as a proxy for oil) prices had a series of sizable reversals, but overall declined; reaching the lows of the year in June at approximately $44 per barrel. Violent price swings and the general decline during that period was largely attributable to shifting sentiment regarding rising U.S. shale production, Organization of Petroleum Exporting Countries (“OPEC”)/Russia production cuts, and the U.S. dollar. With OPEC/Russia extending production cuts through the end of 2018 along with declining global oil inventories that were coupled with strong global economic growth, Brent Crude spiked to nearly $67 per barrel by the end of the year. While trading in energy had losses over the course of 2017, long positions during the fourth quarter were quite profitable.

In other commodity markets, metal prices rose over the course of 2017, particularly aluminum, copper, and palladium. Strength in base metals, which were the strongest sector within commodities, was largely attributable to declining London Metal Exchange (“LME”) inventories and strong demand, particularly from China. Agricultural commodity prices generally fell, as reports of drought conditions early in the year had little impact on yields resulting in bumper U.S. harvests.

Outlook
Looking forward to 2018, we are optimistic regarding the prospects for the Fund. While it is difficult to predict what may derail the second longest bull-market in history, volatility in equities is at all-time lows and current market conditions are more of a statistical anomaly than the norm. There are any number of potential geo-political issues that could cause disruption in the markets. Our expectation is that volatility is likely to move higher from these historic lows which may provide opportunities across various asset classes for the Fund.

With the Fed determined to normalize interest rates through rate hikes and balance sheet rationalization, we believe there is the potential for yields to move higher in the U.S. Further, it appears that globally central banks are also moving away from their easy monetary policy so the potential for rates to move higher in international markets also exists. Any movement in rates has implications across Equities, Commodities, and Foreign Currency markets. With the ability to capitalize on upward or downward price movement, the Fund has the potential to benefit from this potential shift in interest rates.

Finally, while the Fund is not a dedicated trend-following program, an environment that is more conducive to trend-following could represent a significant tailwind. As we review 2017, trend following began to broaden out beyond equities during the fourth quarter and into early 2018. To the extent this “trend” continues across multiple asset classes in 2018, it would likely provide a boost to the Fund.

Shareholder Letter | 5

We believe the Fund has demonstrated an ability to perform in a variety of market environments including periods of both rising and falling equity prices. Due to the diversified and complementary nature of this multi-manager fund, we expect it to generate less volatile returns than many single manager peers while offering the potential for portfolio diversification compared to traditional asset classes.

Fixed Income Strategy
The Macro Strategies Fund invests most of its remaining assets in a Fixed Income Strategy comprised of short to intermediate term investment grade corporate and government agency securities. Nuveen Asset Management, LLC (“Nuveen”) is the sub-adviser for this strategy and manages a shorter duration, high quality portfolio.

The fixed income component of the Fund is managed against the Barclay’s 1-5 Government/Credit Index. Returns for the fixed income portfolio in 2017 were +1.65% compared to +1.26% for the benchmark. Given Nuveen’s expectations in 2017 that short term rates would be gradually pressured higher as the Fed continued to normalize policy, the portfolio was focused on generating income while maintaining a defensive interest rate posture. Accordingly, the portfolio was overweight non-government sectors of the bond market and had duration, or interest rate sensitivity, lower than the benchmark.  The increase in rates on the short end allowed the portfolio to outperform, however, a flatter yield curve over the period tempered those gains somewhat.  Overall, the defensive positioning in duration and tighter non-government sector spreads allowed the portfolio to outperform with lower volatility.

The duration of the portfolio was managed between 1.8 and 2.0 years during the period versus approximately 2.7 years for the benchmark.  Sector-wise, the portfolio was positioned with an approximately 40% weighting in investment grade corporate bonds along with a 35% aggregate weighting to high quality, short duration securitized instruments. Nuveen’s corporate bond issuer exposure was well diversified with a modest overweight in Financial and Industrials issues.

The U.S. economy rebounded from a sluggish first quarter to finish the year near trend growth amid improvements in manufacturing and solid corporate earnings. Despite subdued inflation, the Fed continued along its path of monetary policy normalization raising the federal funds rate by 75 basis points during the year. In addition to interest rate hikes, the Fed also began the process of decreasing the size of its balance sheet by reducing its holding of U.S. Treasuries and mortgage-backed securities. Labor markets remained firm during the year, with the unemployment rate sitting at the lows of the cycle. Financial markets were generally stable throughout the year. Risk assets enjoyed a strong year with equities recording solid gains and credit spreads sitting at post crisis tights, aided by low volatility and supportive financial conditions.

The short end of the Treasury curve was pressured higher on solid economic growth and the Fed hiking three times, while the long end was more stable as the market focused on subdued inflation. Given this dynamic, the Treasury curve flattened dramatically throughout the year, with the 2 Year yield rising by 70 basis points and the 10 Year yield approximately unchanged.  Investment-grade credit spreads tightened during the year and posted positive excess returns versus treasuries. Performance was aided by relatively stable credit fundamentals, robust fund inflows and continued overseas demand. Securitized sectors’ spread tightened during the year and recorded positive excess returns versus Treasuries.

Nuveen expects U.S. growth to remain near trend, well supported by financial conditions and fiscal stimulus, while inflation will likely remain subdued. Short-term rates may be pressured higher during the year as markets react to the Fed’s interest rate and balance sheet normalization policy. The manager’s current base case expectation is for two Fed rate hikes in 2018. Given Nuveen’s Fed outlook and expectation for higher rates, the investment team anticipates managing the portfolio’s duration defensively versus the benchmark.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a commodities futures strategy in a mutual fund structure. Historically, many investors have accessed the commodity markets through long-only investments that typically rely on rising commodity prices to generate positive returns. Of course, commodity prices don’t always appreciate and occasionally experience sharp declines as was seen most recently in the 2014 -2015 period. The Long/Short Commodities Fund has the ability to profit while commodity prices increase or decrease. The Fund’s primary investment objective is capital appreciation in rising and falling commodities markets. The Fund attempts to achieve its investment objective by investing in two primary strategies – a Commodities Strategy and a Fixed Income Strategy.

The Fund accesses, via a total return swap agreement, the returns of Millburn’s Commodity Program (“MILCOM”), which began trading in 2005 and the returns of J E Moody & Company  Commodity Relative Value Program (“JEM CRV”), which began trading in 2006. MILCOM employs a systematic trading strategy that takes outright long/short positions and relative value spread positions across 40+ commodity futures markets. JEM CRV was added to the Fund during 2016 and employs a market neutral, systematic trading strategy that invests in relative value calendar spread positions across 20+ commodity markets.

For the annual period ended December 31, 2017, the Fund’s Class I shares climbed +6.19%, out-distancing the +5.77% move in the S&P GSCI Index and ahead of the +0.86% return for the ICE BofAML T-Bill Index. Both underlying commodity programs, JEM CRV and MILCOM, contributed positive returns during the year. In 2017, the Fund benefitted from profitable trading in relative value spread positions while directional trading was slightly unprofitable. The largest gains during the calendar year were attributable to trading in the Energy sector, with smaller gains from trading in Metals, Livestock, and Softs. Trading in Grains was slightly unprofitable.

6 | Shareholder Letter

Commodity Strategy
Energy
Spread trading in the Energy sector was highly profitable during the period as sizable gains in the 2nd half of the year drove returns for the Fund higher. Directional trading was generally unprofitable in 2017, primarily attributable to several reversals during the second quarter, which caused positioning to shift back and forth between long and short. During 2017, losses from directional trading were largest from outright trading oil, gasoline, and natural gas contracts, which offset gains from trading in Brent Crude, heating oil and United Kingdom natural gas.

Energy prices displayed sharp swings within a broad range during 2017. For example, Brent Crude ranged between $44-67 per barrel during the year. During the first half of 2017, Brent Crude (as a proxy for oil) prices had a series of sizable reversals, but overall declined; reaching the lows of the year in June at approximately $44 per barrel before surging in the back half of 2017. Violent price swings and the general decline during that period was largely attributable to shifting sentiment regarding rising U.S. shale production, OPEC/Russia production cuts, and the U.S. dollar. With OPEC/Russia extending production cuts through the end of 2018 along with declining global oil inventories that were coupled with strong global economic growth, Brent crude spiked to nearly $67 per barrel by the end of the year. Further, there were sharp, uncorrelated price movements in crude oil, crude products and natural gas due to the disparate impacts of Hurricane Harvey, especially in August. The interruption of refinery activity and the closure of critical pipelines in the U.S. caused product prices, for example RBOB gasoline, to spike higher while WTI crude prices fell and Brent crude prices moved higher.

Metals
Trading in Metals was profitable in 2017. Gains were primarily attributable to profitable directional trading. A long palladium trade and a short platinum trade benefitted from a backlash in Europe against diesel and toward gasoline cars. Palladium is used in catalytic converters in gasoline autos while platinum is used in diesel based catalytic converters. A long zinc trade was also profitable as a shortage of supply, due in part to production-related constraints in China and increased global demand underpinned prices. Relative value trading was slightly profitable during the period as well.

Softs
Trading in Softs (generally refers to commodities that are grown rather than mined) was modestly profitable during the period. Directional trading was profitable led by short coffee, sugar, and cocoa positions which benefited from ample inventory and production, which weighed on prices. Spread trading was slightly profitable during the year, notably cocoa positions which faced oversupply conditions early in the year and record production from the Ivory Coast.

Grains and Livestock
Trading in Grains was unprofitable during the year due to losses from directional trading, particularly during the second quarter. Drought conditions early in 2017 had little lasting impact on crop yields, as expectations for bumper corn and soybean crops in the U.S. and record wheat and corn harvest in Russia led to declining grain prices which was beneficial to short corn, wheat, and white maize positions during the August through December period. Relative value trading in Grains was slightly profitable during the period.

Trading in Livestock was profitable during the period. Gains from calendar spread trading, notably live cattle positions, more than offset a small loss from directional trading that was largely attributable to a short hog trade.

Outlook
We believe the Fund has demonstrated an ability to participate in up market environments, as it gained +6.19% in 2017, which was a positive year for the S&P GSCI (+5.77%).

With low historical correlation to many major asset classes (-0.22 correlation vs S&P 500 Index; 0.11 correlation vs Bloomberg Barclays US Aggregate Bond Index), and the potential to profit regardless of whether commodity prices are moving higher or lower, we believe the Fund is an ideal solution for investors. Further, in an asset class where long-only investment are prone to sizable drawdowns and considerable volatility, we believe the Fund is simply a smarter solution to investing in the commodity markets.  Regardless of what the environment holds for commodities in 2017, we believe the underlying managers’ models will have the ability to efficiently capture opportunities and generate compelling risk-adjusted returns.

Fixed Income Strategy
The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of short to intermediate term investment grade corporate and government agency securities. Nuveen is the sub-adviser for this strategy and manages a shorter duration, high quality portfolio.

The fixed income component of the LoCorr Long/Short Commodity (LCSIX) portfolio is managed against the Barclay’s 1-5 Year Government/ Credit Index. Returns for the fixed income portion of the Fund were +1.71% compared to +1.26% for during 2017. The duration of the fixed income component of the Fund was managed between 1.8 and 2.0 years during the period compared to about 2.7 years for the benchmark.  The sub-adviser’s decision to position duration defensively over the period accounted for the outperformance versus the benchmark, while curve positioning was a detractor. The Fund held approximately 40% exposure to investment grade corporate bonds and about 35% aggregate weighting to high quality, short duration securitized instruments. The Fund’s corporate bond issuer exposure was well diversified with a modest overweight in both Financials and Industrials. Given strong returns for non-government securities, the investment manager’s sector strategy was beneficial to returns during the year.

Shareholder Letter | 7

LoCorr Multi-Strategy Fund

The objective of the LoCorr Multi-Strategy Fund (the “Multi-Strategy Fund” or the “Fund”) is capital appreciation. It was launched in part due to demand for a Fund that would include a variety of our alternative investment strategies into one investment. Currently, the Fund’s exposure is allocated approximately equally between an equity-oriented portfolio and managed futures driven portfolio. The equity-oriented allocation is comprised of an income-oriented strategy and a long/short strategy while the managed futures allocation is comprised of a diversified multi-asset futures portfolio and a long/short commodity strategy.

Portfolio Update
The Fund’s Class I shares gained +5.51% during the year ended December 31, 2017 versus +0.86% for the ICE BofAML T-Bill Index and ahead of the +5.68% for the median manager in the Morningstar Multialternative category. During the year, both the equity-oriented strategy and the managed futures allocations contributed positively to the Fund’s results.

Income Strategy
The income portfolio is sub-advised by Trust and Fiduciary Income Partners, Inc. (“TFIP”) which has managed a similar strategy, through a predecessor firm since 2001. The TFIP sub-portfolio was up mid-single digits for the year led by positive contributions from its Closed- End Funds (“CEFs”), Mortgage Real Estate Investment Trust (“Mortgage REITs”), and asset manager positions. These gains were partially offset by losses from Equity Real Estate Investment Trust (“Equity REITs”) holdings as well as Preferred Stock investments. Thematically, the portfolio was positioned to benefit from economic growth, reflation and rising interest rates, and the transportation of energy through a variety of positions including Midstream Master Limited Partnerships (“Midstream MLPs”) and liquid natural gas shippers. Please refer to the commentary above for the LoCorr Spectrum Income Fund to learn more about current portfolio positioning and market outlook.

Long/Short Equity Strategy
The long/short equity portfolio is sub-advised by Billings Capital Management LLC (“Billings”) which has managed a similar strategy since the firm’s inception in early 2008. The Billings sub-portfolio was up mid-single digits during 2017, failing to keep pace with the Standard and Poors (“S&P”) 500. Positive absolute returns from its long books were only partially offset by losses in the short book. Billings has a distinct value bias, which created a significant headwind in 2017. To illustrate, value stocks (as represented by the Russell 1000 Value Index) rose a “mere” +13.66% during the period, dramatically underperforming the dizzying +30.21% gain for growth stocks (as represented by the Russell 1000 Growth Index). During the year, Billings’ largest contributions came from long positions in the Financial, Industrial, and Communication sectors which offset losses from Consumer Cyclical positions which was hurt by retail holdings.

Managed Futures Strategy
The Fund accesses the returns of Graham’s Tactical Trend strategy, which it has traded since 2006. During the annual period, the Graham Tactical Trend strategy was up slightly which was largely attributable to sizable gains during the fourth quarter. In 2017, trading in Equities generated the largest profit for the Fund while trading in Commodities generated smaller gains. Trading in Fixed Income markets was unprofitable with the largest losses for the year stemming from trading in Foreign Currency markets. Please refer to the commentary above for the LoCorr Market Trend Fund to learn more about current portfolio positioning and market outlook.

Commodities Strategy
The Fund accesses the returns of the MILCOM which it has traded since 2005. During 2017, the MILCOM portion of the Fund generated high single-digit returns as losses from directional commodity trading was more than offset by profitable trading in relative value spread positions. Overall, the largest gains in the portfolio were from trading in Energy markets as sizable gains from spread trading in oil and oil- related markets offset losses from directional trading in the sector. Trading in Metals, Softs, and Livestock was also profitable.

Outlook
We believe the combination of these complementary managers, each of which has successfully executed similar strategies to the underlying portfolios in the Fund since at least 2008, could produce attractive risk-adjusted returns in the future. While equity markets experienced little volatility in 2017, these conditions represent an aberration from the long-term norm. We believe the niche-equity oriented strategies in the Fund (income focused and long/short) have the potential to perform well in the event volatility resurfaces.  With roughly ½ the exposure derived from a managed futures portfolio, we are pleased that the environment for trend-following improved significantly in the fourth quarter of 2017 and we are optimistic these conditions may persist in 2018.

LoCorr Market Trend Fund

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend following futures strategy managed by Graham Capital Management (“Graham”).  Graham was founded in 1994 and manages approximately $15.6 billion in assets. The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend following strategy that commenced trading in 2006. The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Market Trend Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

8 | Shareholder Letter

The Fund’s Class I shares gained +3.84% during the year ended December 31, 2017 versus the 0.86% return for the ICE BofAML T-Bill Index and the +2.02% return for the SG Trend Index. With challenging conditions for trend following outside of Equities through the first three quarters of the year, trends in Commodities and segments of the Fixed Income markets became more firmly established during the fourth quarter. With a more supportive environment for trend following, the Fund gained +9.15% during the fourth quarter versus the +7.52% return for the SG Trend Index. During the year, trading in Equities generated the largest profit for the Fund while trading in Commodities generated smaller gains. Trading in Fixed Income markets was unprofitable with the largest losses for the year stemming from trading in Foreign Currency markets.

Managed Futures Strategy
Equity Indices
Equity markets both domestically and internationally generally saw price gains of 20 – 30% during 2017. With global equity markets trending higher, without significant interruption throughout the year, the Fund’s long positions were highly profitable in 2017. The Fund was consistently long across markets in the U.S., Europe, and Asia and generated strong profits across all three regions.

As we entered 2017, any expectations for a disruption in the markets following the U.S. Presidential elections were short-lived as robust global economic growth, strong corporate profitability, and de-regulation coupled with business-friendly tax reform in the U.S. contributed to soaring equity markets globally.  The markets were not riled by the ongoing development of North Korea’s nuclear missile program and increased banter between President Trump and Kim Jong-un; increased tension with Russia and China; Hurricane Harvey and Irma; nor the three Federal Reserve rate hikes and the commencement of a balance sheet rationalization program. The risk-on environment seemed nearly immune from any and all external shocks, as nothing seemed to rattle investor confidence.  The CBOE VIX Index, a measure of volatility and widely considered the market’s fear gauge, remained stubbornly near historical lows throughout the year, reaching an all-time low during November.

Fixed Income
Trading in Fixed Income futures was unprofitable during the course of 2017, primarily attributable to losses in the long end of the curve though trading in the short end also produced losses. In the U.S., positioning fluctuated between short and long as the trend shifted from rising to falling yields before resuming their rise. These reversals during the period were problematic for the sub-adviser’s trend-following approach. The largest losses in Fixed Income trading were from international markets, particularly from European fixed income markets which experienced generally trendless conditions with frequent and rapid reversals.

After rallying from July 2016 through the end of that year, the 10-year U.S. Treasury yield was relatively unchanged over the course of 2017. Looking closer, however, the 10-year yield fell from approximately 2.45% at the start of the year to a low of 2.07% in September with frequent swings during that period. From September through the end of the year, the yield reversed course, finishing 2017 approximately at the same level as where it started the year. The yield curve flattened dramatically over the course of 2017 as the U.S. 2-year Treasury yield approached 2% (crossing above 2% in early 2018). Across the pond, the interest rate environment was marked by trendless conditions with frequent swings. For example, the German 10-year Bund yield generally remained within a range of 0.3% to 0.5% throughout the year with sharp and frequent reversals.

Overall, central banks globally continued or, in some cases, began the process to move away from the extraordinarily easy monetary policy in place since the financial crisis. The Fed increased official interest rates three times; the Bank of Canada raised rates twice; the Bank of England increased rates once; the ECB decided to scale back its QE purchase program beginning in 2018; and the People’s Bank of China moved to scale back economy-wide leverage in China.

Foreign Currencies
Foreign currency markets proved challenging for trend following strategies in general and generated the largest losses for the Fund during
2017. The strengthening U.S. dollar environment (as measured by the U.S. Dollar Index which is a proxy for the U.S. dollar versus a basket of major global currencies) in late 2016 gave way to weakness in 2017, particularly versus currencies like the Euro. Many other currencies, however, saw relatively trendless conditions during the period with significant pricing swings back and forth. These evolving market conditions caused positioning in the Fund to shift overall from long U.S. dollar at the start of the year to short for much of the remainder of 2017. The largest losses during the period were from trading in the Japanese Yen along with the Australian Dollar and British Pound. On the other hand, long positions in the Euro benefitted from the strength in that currency during the period.

Coming into the year, the U.S. Dollar Index had risen sharply into early 2017 on the back of strong U.S. economic growth, the Fed ahead of the global curve in terms of interest rate normalization, and hope for pro-economic growth regulatory/tax reform. It wasn’t long, however, before the greenback began to weaken, trading in an erratic saw-toothed pattern during the first nine months of 2017 as growth overseas improved and the U.S. political landscape became less certain. The U.S dollar weakness was particularly acute vs. the Euro as described above, which climbed to nearly a three-year high versus the greenback, gaining approximately 14% during the year. Other trading pairs, however, like U.S. dollar/Japanese Yen and Australian Dollar/U.S. dollar exhibited less trending activity and were marked by sizable reversals.

Commodities
Trading in Commodities was slightly profitable during the period, as sizable gains from Base Metals offset losses in Agricultural, Energy, and Precious Metal trading. Long positions in Base Metals benefitted from the strongly upward trending movement in copper, aluminum, and nickel. Aside from Equities, Base Metals were generally the strongest and most consistent trending markets in 2017. Energy trading was slightly negative as the reversals and choppy environment early in the year in the oil markets coupled with the reversal mid-year, caused positioning to shift between long and short, though long positions in the fourth quarter benefitted from the sizable move higher in oil and oil-related commodities.

Shareholder Letter | 9

It was a tale of two halves for the energy markets in 2017, particularly in oil. During the first half of the year, Brent Crude (as a proxy for oil) prices had a series of sizable reversals, but overall declined; reaching the lows of the year in June at approximately $44 per barrel. Violent price swings and the general decline during that period was largely attributable to shifting sentiment regarding rising U.S. shale production, OPEC/Russia production cuts, and the U.S. dollar. With OPEC/Russia extending production cuts through the end of 2018 along with declining global oil inventories that were coupled with strong global economic growth, Brent Crude spiked to nearly $67 per barrel by the end of the year.

In other commodity markets, metal prices rose over the course of 2017 as noted above. Strength in Base Metals was largely attributable to declining LME inventories and strong demand, particularly from China. Agricultural commodity prices generally fell, as reports of drought conditions early in the year had little impact on yields resulting in bumper U.S. harvests.

Outlook
Looking forward to 2018, we are optimistic regarding the prospects for trend following and believe the Fund can benefit from that potentially improved environment. As we review 2017, trend following began to broaden out beyond Equities during the fourth quarter and into early 2018. This is a significant change versus the first three quarters of the year. To the extent this “trend” continues across multiple asset classes in 2018, it would likely provide a significant boost to the Fund.

While it is difficult to predict what may derail the second longest bull-market in history, volatility in equities is at all-time lows and current market conditions are more of a statistical anomaly than the norm. There are any number of potential geo-political issues that could cause disruption in the markets.  Our expectation is that volatility is likely to move higher from these historic lows which may provide opportunities across various asset classes for the Fund.

With the Fed determined to normalize interest rates through rate hikes and balance sheet rationalization, we believe there is the potential for yields to move higher in the U.S. Further, it appears that globally central banks are also moving away from their easy monetary policy so the potential for rates to move higher in international markets also exists. Any movement in rates has implications across Equities, Commodities, and Foreign Currency markets. With the ability to capitalize on upward or downward price movement, the Fund has the potential to benefit from this potential shift in interest rates.

Fixed Income Strategy
The Fund invests most of its remaining assets in a high quality, short-duration fixed income portfolio comprised of primarily government securities and very highly rated corporate fixed income securities. Nuveen is the sub-adviser for this strategy.

The fixed income portion of Market Trend Fund is conservatively managed as a short duration portfolio of the highest credit quality. It is benchmarked against the Barclay’s 1-3 Year Government Index and focuses primarily on U.S. Treasuries and U.S. Government securities, but may own up to 30% in aggregate in corporate, municipal, and asset-backed securities of the highest credit quality. Returns for the fixed income portion of the Fund were +0.69% compared to +0.45% for the benchmark during 2017. Nuveen’s defensive interest rate strategy accounted for a portion of the outperformance relative to the Index, as the sub-adviser had positioned the duration of the portfolio short to the benchmark by between 0.30 to 0.40 years. Curve positioning was a slight detractor to performance. The portfolio generally owned about 25% in non-government securities during the time frame; this was a boost to performance as these securities outperformed government securities in 2017. As of December 31, 2017, portfolio duration was 1.49 years compared to 1.86 years for the benchmark, and about 72% of the portfolio was in U.S. Government debt with the remainder in the highest rated non-government securities.

LoCorr Dynamic Equity Fund

The LoCorr Dynamic Equity Fund (the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broad- based equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside protection when equity prices are falling.

The Fund employs two sub-advisers—Billings and Kettle Hill Capital Management (“Kettle Hill”). During 2017, the Fund allocated about 50% of its capital to each sub-adviser. Billings’ strategy is based on a value-oriented, concentrated, fundamental, bottom-up long/short equity approach. Billings seeks to maximize absolute returns, exceeding the S&P 500 index over the long term. The sub-portfolio managed by Billings is similar to a strategy that this manager has executed since 2008 with their current firm and for many years prior to that at a different entity. Kettle Hill seeks to earn superior returns over an investment cycle while focusing on capital preservation and downside volatility. The manager’s investment process combines bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003.

Market Commentary
As a surprise to many investors, the S&P 500 Index finished 2017 up 21.83%; its 9th consecutive positive year. 2017 was marked by the absence of volatility. For the first time in history, the S&P 500 Index was positive each and every month during the year. The CBOE VIX Index, a proxy for volatility, reached an all-time low and the Dow Jones Industrial Average went on its longest run in history without having an intraday move of at least +/- 1%. The lack of volatility was remarkable and unprecedented.  We hope that investors do not forget past lessons and remember that volatility can develop quickly and unexpectedly.

10 | Shareholder Letter

The headlines for 2017 are seemingly too numerous to recap ranging from the ongoing progression of North Korea’s nuclear missile program and the related escalating banter to the passage of U.S. tax reform (Tax Cuts and Jobs Act of 2017). The Fed continued its interest rate normalization, hiking rates three times during the year while also beginning the process to unwind its balance sheet. 2016’s big shock, Brexit, is coming to a crescendo with a deal reached but pending legislative approval. How this will affect the European economies is a wait and see game.

Portfolio Update
The Fund gained +2.60% (Class I shares) during the year ended December 31, 2017, underperforming the +21.83% surge in the S&P and the +10.74% return for the Morningstar Long/Short Equity Category. Despite the lagging performance in 2017, the Fund remains ranked in the top 7th percentile in the Morningstar Long/Short Equity category over the 3-year period.

While performance vs. the S&P 500 Index disappointed in 2017, the Fund faced considerable stylistic headwinds from its value and small cap bias. During the year, large cap growth stocks were the dominant segment of the U.S equity market, leaving value stocks far, far behind. While growth and value stocks go in and out of favor over time, the Fund has had a distinct value bias, creating a significant headwind in 2017. To illustrate, value stocks (as represented by the Russell 1000 Value Index) rose a “mere” +13.66% during the year, dramatically underperforming the dizzying +30.21% gain for growth stocks (as represented by the Russell 1000 Growth Index). Further, using the Russell 2000 Index as a proxy for small cap stocks and the S&P 500 Index as a proxy for large cap stocks, during the year small cap stocks rose +14.65%, lagging the +21.83% gain for large cap stocks. Both Billings Capital and Kettle Hill finished 2017 with positive returns, though both fell short of the meteoric rise in the S&P.

While net exposure shifted throughout the year, it reached the high end of its typical 40 – 60% range at the end of the period. The Fund’s long book generated positive returns, though did not keep up with the staggering gains in the benchmark.  The largest gains from positions held long were in the Technology, Financial Services, and Industrial sectors. Credit Acceptance Corp (8.29% position in the Fund), a niche provider of auto dealership financing, gained +48.72% in 2017 as the company’s earnings exceeded expectations over the course of the year and it is expected to be a significant beneficiary from the December tax reform.  In the Technology sector, Match Group Inc., a provider of online dating services under the Match and Tinder brands, among others, was a strong contributor to returns as it made better-than-expected progress on the monetization of its user base at Tinder. In the Industrial sector, MasTec, Inc., an infrastructure construction company, moved higher as the company benefitted from project wins and an ongoing recovery in their business. The position was exited during the year as the sub-adviser believed its valuation had reached levels that were no longer attractive. Other sectors that did well included Communication Services and Basic Material holdings. Partially offsetting these winners were losses in the Consumer Cyclical sector where challenging conditions in retail negatively impacted positions in Signet Jewelers and Tailored Brands, the latter of which was sold out of the portfolio during 2017. The Fund had smaller losses in the Energy and Consumer Defensive holdings.

With the surge in the equity markets, the Fund’s short book generated negative returns during the year that partially offset the aforementioned gains from long positions. The largest negative sector was Technology followed by Consumer Cyclical and Basic Materials. The largest individual detractor in the Fund’s short book was a position in a building materials company that was covered during the course of the year. The firm saw its stock appreciate on the continued strength in housing and planned infrastructure spending, as well as being a beneficiary of the tax reform. In the Technology sector, the Fund had a handful of positions including an internet content provider, and electronic gaming, and a software application company see their stock prices move higher which detracted from returns.

Outlook
We firmly believe that the stylistic headwinds facing the Fund in 2017 had a material impact on returns last year. Compounding these headwind, as a relatively concentrated Fund, there will be periods where the perceived value in the Fund’s holdings goes unrecognized by the market, leading to underperformance vs. the benchmark.  We remain confident that over the long-term, it is this high conviction, concentrated approach that could enable the Fund to deliver compelling risk-adjusted returns versus the benchmark and peers.

Billings - Our outlook for 2018 remains much the same; cautiously optimistic. At today’s prices, markets trading around 19x forward earnings (in our estimation), we believe prospective equity returns will be muted compared  to historical standards. This creates a more attractive value proposition for having capital deployed with a concentrated, deep value equity manager like Billings. We are fully allocated on the long side after holding significant levels of cash at times throughout 2017. While it took longer than in previous years to find new investment opportunities, the deployment of cash on hand is a reminder that uniquely favorable risk/reward opportunities are present in any market environment. It just requires more patience and perseverance when markets are richer.

Kettle Hill - It seems as though the expected economic stimulus from the new tax laws may potentially offset the effect of tapering bond purchase programs. While this potentially mitigates the negative impact in the short term, we continue to monitor the situation. We continue to have concerns regarding inflation and are well aware of the late-cycle nature of the market. Further, we are optimistic that continued changes in the regulatory and tax environment, combined with some level of economic uncertainty, will provide fundamentally driven stock pickers like Kettle Hill with interesting opportunities on the long and short side.

Thematically, we have added positions that may benefit from a weaker U.S. dollar by virtue of having operations in Europe, or that are competing with European imports. The portfolio has been long interest rate sensitive regional banks that we expect will benefit from lower taxes, deregulation and higher interest rates. Technology continues to be an area of focus with multiple investments in internet companies, video games and software as a service. We continue to be short retail stocks with deteriorating fundamentals that we have uncovered through our channel checks. We have been short semiconductor companies that sell components for mobile phones and trimmed our bet against memory-related companies as they have hit our price targets and our thesis became more widely recognized.

Shareholder Letter | 11

LoCorr Spectrum Income Fund

The LoCorr Spectrum Income Fund (the “Spectrum Income Fund” or the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund’s sub-adviser is TFIP. TFIP invests in pass-through securities to seek high current income, much of which the Fund distributes monthly to investors.

The Fund’s Class I shares gained +3.85% during the annual period ended December 31, 2017 compared with the +3.54% return for the Bloomberg Barclay’s U.S. Aggregate Bond Index. During the year, the Fund benefitted from positive contributions by holdings in CEFs, Mortgage REITs, and asset managers. These gains were partially offset by losses from Equity REITs holdings as well as Preferred Stock investments.

Market Commentary

Following the U.S. elections in November 2016, capital markets began 2017 with optimism that a pro-business, anti-regulation administration would stimulate positive returns. By the end of 2017, the performance of most major markets by and large exceeded even the staunchest of bullish forecasts. Global markets steadily climbed the wall of worry and shrugged off a myriad of geopolitical concerns ranging from North Korea’s continued development of its nuclear missile program and defiance of the global community; the snap election and Brexit in Great Britain; a more aggressive Russian military; China’s push to dominate the China South Sea; and increased protectionism. Surprisingly, volatility as measured by the CBOE VIX, remained historically low with the S&P 500 Index not experiencing a 5% or greater pullback since June 26th 2016, to this point the second longest streak on record. As advertised, the Fed raised rates three times during 2017, each by 25 basis points. The Fed has indicated that it seeks an orderly normalization of rates as gross domestic product and global growth accelerate, and unemployment decreases. Also, in the Fall the Fed began the process to shrink its balance sheet. Despite this positive economic and market backdrop, inflation remained relatively low.

Portfolio Update

For the year, the Fund’s best-performing sector, alternative asset manager Publicly Traded Partnerships (“PTPs”), benefited from both the strength in most securities markets allowing managers to monetize investments made during previous cycle lows, as well as continued growth in assets under management leading to greater fee revenue. Mortgage REITs and CEFs were also solid performers. The worst-performing sectors were Equity REITs and Preferred stocks. The Fund’s Equity REITs were hurt by exposure to retail and telecom, while Preferred holdings were negatively impacted by midstream and telecom positions. Fortunately, the Fund’s allocation to Equity REITs and Preferred Stocks in 2017 were not amongst its highest sector exposures. The largest sector exposure during the course of the year was in MLPs. While the Alerian MLP Index (a proxy for MLP performance) produced negative total return in 2017, the Fund’s MLP holdings performed significantly better, generating slightly positive returns. The sub-adviser attributes this outperformance to their adherence to cash flow analysis and focus on each individual company’s ability to generate cash flow in excess of their distributions.

The first quarter was a very positive one for the Fund, albeit tempered by a correction during March when the Fed, as expected, raised interest rates at its mid-March meeting causing bonds to rally and oil prices to fall. By month end, however, oil prices had recovered, though bond rates remained low (perhaps due to continued easy monetary policy abroad) and global economic indicators remained positive. Although most elements of the portfolio posted positive returns, the greatest gains were in financial services firms which benefit from a stronger economy. Alternative asset managers (most commonly focused on private equity or mezzanine debt) did very well, as a positive equity market supports their ability to liquidate private holdings profitably in the public markets. Also performing well were Mortgage Real Estate Investment Trusts. These entities, which invest in mortgage debt, typically prosper when bond rates increase and the yield curve steepens (the spread between their longer-term lending rates and short-term borrowing rates increase). Also contributing to a successful quarter were Business Development Companies, which lend to middle market firms.

The second quarter of the year was a rather uneventful one for the Fund, which experienced a slight net gain. Securities markets in the second quarter were, for the most part, liquidity driven, as the major central banks continued their broadly accommodative policies, though signs were beginning to emerge that their largesse would not be unending. In the U. S., the Fed raised rates as expected and gave clear guidance that it would begin to unwind its balance sheet of bonds and mortgages. With this backdrop, stocks moved gradually higher and investment grade bonds rallied, as low inflation, moderate growth, and extremely low interest rates abroad served to anchor U.S. yields. Alternative asset managers continued to benefit from robust public markets which allow them to sell private equity investments at attractive prices. Various fixed income-related holdings such as CEFs, Business Development Companies (“BDCs”), and Mortgage REITs fluctuated modestly with interest rates. Mortgage REITs continued their strong performance, although they corrected sharply in the quarter before resuming their upward trend. The weakest major group of holdings in the portfolio were midstream oil and gas pipelines, which gradually eroded in June. Holdings of renewable energy operators were strong, however.

The third quarter of the year was something of a seesaw experience for the Fund, which resulted in a small gain for the period. July was a positive month, bolstered by the recovery of oil prices from their late June lows. Although the fundamentals of the portfolio are not materially affected by the actual price of crude, the Fund’s Midstream MLP holdings tend to trade with the commodity in the short term, despite the fact that their revenues and distributions are tied primarily to volume throughputs, which depend more on the pace of the economy. August saw the portfolio fall back somewhat; principal considerations appeared to be a pullback in the oil price combined with relatively weak performance of mid and smaller cap listed securities such as those represented in the fund, which is probably attributable to the lower liquidity and volumes which usually characterize the vacation month. September saw another recovery, consistent with a return of liquidity, and further increases in oil prices. Performance through the quarter was strongest among the Fund’s asset manager holdings, while energy holdings in the midstream, liquified natural gas (“LNG”), and renewable sectors also performed well.

12 | Shareholder Letter

The final quarter of 2017 was a positive one for the Spectrum Income Fund, though not without some drama. While equities continued their seemingly inexorable rise and bonds maintained their trading range, sentiment continued to trouble midstream energy pipelines through November, at which point they made an apparent bottom. Although the Fund’s midstream pipeline holdings are but one element of a diversified portfolio of pass-through securities, they represented a sufficient portion of the portfolio to cause a drag on total return. Although global demand for energy continued to grow and the price of oil continued its ascent, sentiment toward pipelines remained negative despite volume growth and the maintenance of distributions among our holdings. The investment team attributes this underperformance to a combination of tax loss selling late in the year and lack of interest in the sector by general equity managers, who were understandably drawn to growth sectors with outstanding performance this year, particularly in technology. Performance this quarter was again led by the Fund’s market sensitive asset manager holdings. Among energy-related holdings, refiners were consistently strong through the quarter, as these companies benefitted from widening crack spreads due to a shortage of refined products following storms in the Gulf Coast and outages in energy production overseas. LNG-related shippers and processors also did well. Mall Equity REITs suffered as concerns continued regarding competition from online retail, though the sub-adviser considers this sentiment vastly overdone with respect to the holdings in the portfolio. Legacy wire line companies also struggled, dealing with customer loss and questions around mergers.

Outlook

Looking ahead, TFIP remains optimistic regarding prospects for the portfolio as the investment team continues to focus on securities benefiting from a modestly faster pace of economic growth, reduced regulation, and possibly some inflation. The team remains cognizant that appreciation potential for all assets may be limited by increases in interest rates and that distributions of individual securities can be affected by operational developments. In the sub-adviser’s view, the value proposition of the portfolio is extremely attractive right now because the average holding in the portfolio is trading far below its highs of the past three years, and the portfolio’s current yield is close to its highest spread above that of traditional bond indexes.

As we enter 2018, the team at TFIP will remain vigilant regarding possible signs that the benign investment backdrop of the past year may be coming to an end. Although strong growth continues to be evident around the world, the Fed is expected to continue to raise rates and normalize its balance sheet while central banks globally also appear to be moving away from their easy monetary policies. Additionally, bond rates appear to be rising around the world, as are signs of commodity and perhaps wage inflation. Beyond the traditional risks of a maturing investment cycle, of course, there are also geopolitical risks such as trade wars or a conflict on the Korean peninsula. While timely prediction of such developments is difficult at best, the investment team will continue to construct and diversify the portfolio to minimize the potential consequences of such events.

Offsetting these concerns are the continuation of recent constructive economic fundamentals in the U.S. and abroad and the tax cut/reform bill passed by the U.S. Congress and enacted into law by the President. Coming as it did as something of a surprise, it represented a major boost to the markets. Ordinary equities will of course see a reduced corporate income tax. Pass through holdings, which of course do not pay corporate income tax, received a major boost as well. As the sub-adviser understands the new tax law, there will be a sizable deduction on the income upon which holders of pass through securities must pay tax. We believe this provision will not only increase the after-tax income from these securities on which we focus (currently, mutual funds will not benefit directly from this tax law change), but also increase investor interest in this sector. This may improve valuations of our holdings as well.

As we enter 2018, we are optimistic about the potential return of the portfolio. The investment team is finding significant values with sustainable cash flow among the mid to smaller cap securities in its income-based opportunity set. The portfolio continues to be positioned to take advantage of higher economic growth and higher interest rates, and expect increased market interest to come to this sector as equity managers weigh their value relative to last year’s high growth winners. TFIP is cognizant, however, of emerging interest rate and inflation risks, and stand ready to adjust the portfolio as needed to address such developments.

Thank you for investing in the LoCorr Funds

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Barclays 1-5 Year Government Credit Index- Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. Barclays 1-3 Year Government Bond Index-The Barclays U.S. 1-3 Year Government/Credit Bond Index is a part of the Barclays U.S. Government/Credit Bond Index. It includes Treasury and agency securities (U.S. Government Bond Index) and publicly issued U.S. corporate and foreign debentures and secured notes (U.S. Credit Bond Index). The bonds in the index are investment-grade with a maturity between one and three years. Nikkei is Japan’s Nikkei 225 Stock Average, commonly used to measure a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. Tokyo Stock Exchange is the largest stock exchange in Japan. The exchange has more than 2,200 listed companies, making it the third-largest in the world by this measure. Morningstar Global Long/Short Equity Index uses historical fund data dating back to the fund’s inception. Funds that have been liquidated or merged are included in analysis. The inception of the index is determined by the date at which the benchmark obtains five or more constituents, without falling below two constituents going forward. It includes funds with exposure to long and short positions in global equities or derivatives and is equally weighted. BofA Merrill Lynch 3-Month T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Barclays CTA Index is an unweighted index which attempts to measure the performance of the Commodity Trading Advisor (“CTA”) industry. The Index measures the combined performance of all CTAs reporting to Barclay Trading Group who have more than 4 years past performance. Fees and transaction costs are reflected. CBOE VIX Index is the Chicago Board Options Exchange Volatility Index, which shows the 30-day volatility expectations of the S&P 500 Index. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.” S&P GSCI Commodity Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. Russell 1000 Value Index refers to a composite of large and mid-cap companies located in the United States that also exhibit a value probability. The Russell 1000 Value is published and maintained by FTSE Russell. Russell 1000 Growth Index refers to a composite that includes large and mid-cap companies located in the United States that also exhibit a growth probability. The Russell 1000 Growth is published and maintained by FTSE Russell. SG Trend Index is a subset of the SG CTA Index, and follows traders of trend following methodologies. The SG CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Russell 2000 Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-back issues rated investment grade or higher. Alerian MLP Index is a market-cap weighted, float-adjusted index created to provide a comprehensive benchmark for investors to track the performance of the energy MLP sector. Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. One cannot invest directly in an index.

Shareholder Letter | 13

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Basis Points (bps) - A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds. Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and it is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of its representatives may give legal or tax advice.

Earnings growth is not representative of the Funds’ future performance.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund and LoCorr Spectrum Income Fund are diversified funds. The LoCorr Multi-Strategy Fund the and the LoCorr Dynamic Equity Fund are each non-diversified funds, meaning they may invest their assets in fewer individual holdings than a diversified fund. Therefore, those Funds are more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund, and the LoCorr Spectrum Income Fund are distributed by Quasar Distributors, LLC.

14 | Fund Performance

LoCorr Macro Strategies Fund

Rate of Return — For the period ended December 31, 2017 (Unaudited)
	Inception Date	6 Month	1 Year	5 Year	Average Annual Since Inception
LoCorr Macro Strategies Fund - Class A (without maximum load)	3/22/11	5.61%	2.65%	4.25%	1.14%
LoCorr Macro Strategies Fund - Class A (with maximum load)	3/22/11	-0.47%	-3.21%	3.01%	0.26%
LoCorr Macro Strategies Fund - Class C	3/24/11	4.23%	0.97%	3.49%	0.39%
LoCorr Macro Strategies Fund - Class I	3/24/11	5.77%	2.96%	4.51%	1.40%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.55%	0.86%	0.27%	0.22%	[1]
S&P 500 Total Return Index		11.42%	21.83%	15.79%	13.50%	[1]
Barclays CTA Index		2.36%	0.65%	0.78%	-0.22%	[2]

$100,000 investment in the
LoCorr Macro Strategies Fund – Class I
For the period ended December 31, 2017 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2017 prospectus, the Fund’s annual operating expense ratio is 2.31%, 3.06% and 2.06% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Barclays CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

1 Since inception return as of March 24, 2011.                   2 Since inception return as of March 31, 2011.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended December 31, 2017 (Unaudited)
	Inception Date	6 Month	1 Year	5 Year	Average Annual Since Inception[1]
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	1/1/12	9.25%	5.91%	7.06%	2.75%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	1/1/12	2.99%	-0.18%	5.80%	1.74%
LoCorr Long/Short Commodities Strategy Fund - Class C	1/1/12	7.81%	4.05%	6.23%	1.93%
LoCorr Long/Short Commodities Strategy Fund - Class I	1/1/12	9.38%	6.19%	7.34%	3.00%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.55%	0.86%	0.27%	0.24%
S&P 500 Total Return Index		11.42%	21.83%	15.79%	15.82%
Morningstar Long/Short Commodity Index		6.54%	-1.47%	-1.55%	-3.26%

$100,000 investment in the
LoCorr Long/Short Commodities Strategy Fund - Class I
For the period ended December 31, 2017 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2017 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 2.73%, 3.48% and 2.48% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

One cannot invest directly in an index.

1 Since inception returns as of January 1, 2012.

Fund Performance | 15

LoCorr Multi-Strategy Fund

Rate of Return — For the period ended December 31, 2017 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception[1]
LoCorr Multi-Strategy Fund - Class A (without maximum load)	4/6/15	7.20%	5.17%	-3.58%
LoCorr Multi-Strategy Fund - Class A (with maximum load)	4/6/15	1.03%	-0.91%	-5.64%
LoCorr Multi-Strategy Fund - Class C	4/6/15	5.80%	3.56%	-4.30%
LoCorr Multi-Strategy Fund - Class I	4/6/15	7.38%	5.51%	-3.33%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.55%	0.86%	0.45%
S&P 500 Total Return Index		11.42%	21.83%	11.93%
Morningstar Multialternative Category		3.29%	5.68%	0.24%

$100,000 investment in the
LoCorr Multi-Strategy Fund - Class I
For the period ended December 31, 2017 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2017 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 3.97%, 4.72% and 3.72% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The funds in the Morningstar Multialternative Category use a combination of alternative strategies. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

One cannot invest directly in an index.

1 Since inception return as of April 6, 2015.

LoCorr Market Trend Fund

Rate of Return — For the period ended December 31, 2017 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception[1]
LoCorr Market Trend Fund - Class A (without maximum load)	7/1/14	7.19%	3.57%	4.67%
LoCorr Market Trend Fund - Class A (with maximum load)	7/1/14	1.01%	-2.39%	2.91%
LoCorr Market Trend Fund - Class C	7/1/14	5.80%	1.85%	3.88%
LoCorr Market Trend Fund - Class I	7/1/14	7.25%	3.84%	4.93%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.55%	0.86%	0.36%
S&P 500 Total Return Index		11.42%	21.83%	11.57%
Barclays CTA Index		2.36%	0.65%	1.35%

$100,000 investment in the
LoCorr Market Trend Fund - Class I
For the period ended December 31, 2017 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2017 prospectus, the Fund’s annual operating expense ratio is 2.03%, 2.78% and 1.78% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Barclays CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

1 Since inception return as of July 1, 2014.

16 | Fund Performance

LoCorr Dynamic Equity Fund

Rate of Return — For the period ended December 31, 2017 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception[1]
LoCorr Dynamic Equity Fund - Class A (without maximum load)	5/10/13	2.97%	2.38%	4.74%
LoCorr Dynamic Equity Fund - Class A (with maximum load)	5/10/13	-2.93%	-3.54%	3.41%
LoCorr Dynamic Equity Fund - Class C	5/10/13	1.66%	0.71%	3.94%
LoCorr Dynamic Equity Fund - Class I	5/10/13	3.11%	2.60%	4.99%
S&P 500 Total Return Index		11.42%	21.83%	13.54%
Morningstar Long/Short Equity Fund Index		6.17%	10.74%	4.36%

$100,000 investment in the
LoCorr Dynamic Equity Fund - Class I
For the period ended December 31, 2017 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s May 1, 2017 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 3.80%, 4.55% and 3.55% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Equity Index category holds sizeable stakes in both long and short positions in equities and related derivative. At least 75% of the assets are in equity securities or derivatives.

One cannot invest directly in an index.

1 Since inception returns as of May 10, 2013.

LoCorr Spectrum Income Fund

Rate of Return — For the period ended December 31, 2017 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception[1]
LoCorr Spectrum Income Fund - Class A (without maximum load)	1/1/14	0.80%	3.50%	-0.84%
LoCorr Spectrum Income Fund - Class A (with maximum load)	1/1/14	-4.94%	-2.45%	-2.30%
LoCorr Spectrum Income Fund - Class C	1/1/14	-0.55%	1.66%	-1.60%
LoCorr Spectrum Income Fund - Class I	1/1/14	0.96%	3.85%	-0.58%
Bloomberg Barclays U.S. Aggregate Bond Index		1.24%	3.54%	3.16%
S&P 500 Total Return Index		11.42%	21.83%	11.98%
Morningstar Allocation - 70% to 85% Equity		7.87%	16.21%	6.50%

$100,000 investment in the
LoCorr Spectrum Income Fund - Class I
For the period ended December 31, 2017 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2017 prospectus, the Fund’s annual operating expense ratio, before fee recoveries is 3.06%, 3.81% and 2.81% for Class A, Class C and Class I shares, respectively.

The Bloomberg Barclays U.S. Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Allocation - 70% to 85% Equity portfolios seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds and cash. These portolios are dominated by domestic holdings and have equity expenses between 70% and 85%.

One cannot invest directly in an index.

1 Since inception returns as of January 1, 2014.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments | 17

LoCorr Macro Strategies Fund

Composition of Consolidated Investment Portfolio1
December 31, 2017 (Unaudited)

[1]	As a percentage of total investments.

Consolidated Schedule of Investments
December 31, 2017

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 19.16%
321 Henderson Receivables I LLC
Series 2006-1A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	03/15/2041	1.68%	$1,325,816	$1,297,095
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	1.68%	1,489,653	1,454,798
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	1.83%	199,480	193,989
Ally Auto Receivables Trust, 2015-1 A3	09/16/2019	1.39%	1,274,289	1,273,183
American Express Credit Account Master Trust, 2017-6 A	05/15/2023	2.04%	2,710,000	2,696,947
Atlantic City Electric Transition Funding LLC, 2003-1 A3	10/20/2020	5.05%	277,773	279,707
BA Credit Card Trust
Series 2015-1A A (1 Month LIBOR USD + 0.330%) (c)	06/15/2020	1.81%	3,975,000	3,975,607
Series 2014-A1 A (1 Month LIBOR USD + 0.380%) (c)	06/15/2021	1.86%	3,000,000	3,008,379
Bank of The West Auto Trust, 2017-1 A3 (a)	01/15/2023	2.11%	3,750,000	3,730,013
Barclays Dryrock Issuance Trust
Series 2014-3 A	07/15/2022	2.41%	2,141,000	2,150,668
Series 2017-2 A (1 Month LIBOR USD + 0.300%) (c)	05/15/2023	1.78%	3,225,000	3,227,898
Cabela’s Credit Card Master Note Trust
Series 2013-2A A2 (1 Month LIBOR USD + 0.650%) (a)(c)	08/16/2021	2.13%	3,885,000	3,898,096
Series 2016-1 A1 (d)	06/15/2022	1.78%	5,405,000	5,373,486
Series 2014-2 A (1 Month LIBOR USD + 0.450%) (c)	07/15/2022	1.93%	1,004,000	1,007,428
California Republic Auto Receivables Trust, 2017-1 A2	11/15/2019	1.55%	1,805,938	1,803,790
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2	08/15/2019	3.46%	683,872	685,558
Chase Issuance Trust, 2012-A4	08/16/2021	1.58%	4,115,000	4,081,002
Citibank Credit Card Issuance Trust
Series 2014-A6	07/15/2021	2.15%	2,070,000	2,072,144
Series 2016-A2	11/20/2023	2.19%	6,730,000	6,677,939
Colony American Homes
Series 2014-A1 (1 Month LIBOR USD + 1.150%) (a)(c)	05/17/2031	2.63%	4,519,860	4,532,123
Series 2015-A1 (1 Month LIBOR USD + 1.200%) (a)(c)	07/17/2032	2.63%	3,807,797	3,820,733
Series 2015-C1 (1 Month LIBOR USD + 1.950%) (a)(c)	07/17/2032	3.38%	1,940,000	1,953,028
Colony Starwood Homes, 2016-A1 (1 Month LIBOR USD + 1.500%) (a)(c)	07/17/2033	2.96%	3,581,047	3,601,036
Conn Funding II LP, 2017-B A (a)	07/15/2020	2.73%	2,525,000	2,524,892
Consumers 2014 Securitization Funding LLC, 2014-A A1	11/01/2020	1.33%	861,329	854,919

The accompanying notes are an integral part of these consolidated financial statements.

18 | LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Discover Card Execution Note Trust
Series 2013-A1 (1 Month LIBOR USD + 0.300%) (c)	08/17/2020	1.78%	$2,850,000	$2,850,960
Series 2017-A6	02/15/2023	1.88%	5,000,000	4,956,233
Entergy Arkansas Restoration Funding LLC, 2010-A A1	08/01/2021	2.30%	5,043,255	5,047,562
Evergreen Credit Card Trust Series, 2017-1 A (1 Month LIBOR USD + 0.260%) (a)(b)(c)	10/15/2021	1.74%	2,250,000	2,253,347
Ford Credit Auto Owner Trust
Series 2017-C A3	03/15/2022	2.01%	3,450,000	3,439,884
Series 2014-REV1 A (a)	11/15/2025	2.26%	6,165,000	6,177,530
Series 2016-REV1 A (a)	08/15/2027	2.31%	2,150,000	2,142,873
Honda Auto Receivables Owner Trust, 2017-4 A2	01/21/2020	1.80%	4,080,000	4,076,810
Invitation Homes Trust
Series 2015-SFR1 A (1 Month LIBOR USD + 1.450%) (a)(c)	03/17/2032	2.91%	3,598,828	3,615,481
Series 2015-SFR3 A (1 Month LIBOR USD + 1.300%) (a)(c)	08/17/2032	2.76%	3,879,908	3,904,160
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/17/2036	2.34%	1,603,272	1,608,418
Ocwen Master Advance Receivables Trust
Series 2017-T1 AT1 (a)	09/15/2048	2.50%	2,000,000	2,001,495
Series 2016-T2 AT2 (a)	08/16/2049	2.72%	3,190,000	3,169,584
OneMain Direct Auto Receivables Trust, 2016-1A A (a)	01/15/2021	2.04%	526,828	527,007
Progress Residential Trust, 2017-SFR1 A (a)	08/17/2034	2.77%	3,284,361	3,258,996
Santander Drive Auto Receivables Trust, 2017-2 A2	03/16/2020	1.60%	3,658,953	3,656,080
Santander Retail Auto Lease Trust, 2017-A A2A (a)	03/20/2020	2.02%	4,500,000	4,492,412
SMB Private Education Loan Trust, 2017-A A1 (1 Month LIBOR USD + 0.450%) (a)(c)	06/17/2024	1.93%	2,691,976	2,695,971
SoFi Professional Loan Program LLC, 2015-C A2 (a)	08/25/2033	2.51%	1,379,806	1,374,267
SPS Servicer Advance Receivables Trust, 2016-T1 AT1 (a)	11/16/2048	2.53%	3,300,000	3,271,036
Synchrony Credit Card Master Note Trust
Series 2015-3 A	09/15/2021	1.74%	4,000,000	3,995,081
Series 2017-1 A	06/15/2023	1.93%	3,140,000	3,110,902
TCF Auto Receivables Owner Trust
Series 2015-1A A3 (a)	12/16/2019	1.49%	74,848	74,827
Series 2016-1A A3 (a)	04/15/2021	1.71%	3,550,000	3,538,365
Series 2016-PT1 A (a)	06/15/2022	1.93%	2,847,403	2,837,040
Tricon American Homes Trust, 2017-SFR1 A (a)	09/17/2034	2.72%	2,840,000	2,804,844
Verizon Owner Trust, 2017-2A A (a)	12/20/2021	1.92%	4,300,000	4,271,473
TOTAL ASSET BACKED SECURITIES (Cost $151,729,787)				151,327,096

CORPORATE BONDS: 32.60%
Finance and Insurance: 13.15%
Aflac, Inc.	03/16/2020	2.40%	2,835,000	2,837,354
American Express Credit Corp.	10/30/2019	1.70%	2,000,000	1,979,357
American International Group, Inc.	08/15/2020	3.38%	3,000,000	3,065,577
Bank of America Corp.	04/21/2020	2.25%	8,155,000	8,160,697
BB&T Corp.	01/15/2020	2.45%	3,410,000	3,421,286
Berkshire Hathaway Finance Corp.	01/15/2021	4.25%	1,500,000	1,586,231
Capital One Financial Corp.	05/12/2020	2.50%	1,700,000	1,697,871
Chubb INA Holdings, Inc.	11/03/2020	2.30%	2,500,000	2,496,019
Citigroup, Inc.	10/26/2020	2.65%	4,175,000	4,188,975
Citigroup, Inc.	01/14/2022	4.50%	1,195,000	1,271,196
Citizens Bank NA	03/14/2019	2.50%	2,725,000	2,731,453
Cooperatieve Rabobank UA (b)	01/14/2019	2.25%	2,000,000	2,002,151
Fifth Third Bancorp	07/27/2020	2.88%	1,965,000	1,985,768
General Motors Financial Co., Inc.	05/09/2019	2.40%	2,170,000	2,170,526
Goldman Sachs Group, Inc./The	09/15/2020	2.75%	4,135,000	4,155,664
Goldman Sachs Group, Inc./The	02/25/2021	2.88%	3,420,000	3,445,287
Hartford Financial Services Group, Inc./The	03/30/2020	5.50%	2,775,000	2,957,630
HSBC Holdings PLC (b)	04/05/2021	5.10%	2,390,000	2,567,886
HSBC USA, Inc.	08/07/2020	2.75%	2,040,000	2,051,185
ING Bank NV (a)(b)	03/22/2019	2.30%	2,500,000	2,501,339
John Deere Capital Corp.	01/08/2021	2.55%	2,490,000	2,499,608

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued) | 19

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
JPMorgan Chase & Co.	01/23/2020	2.25%	$7,875,000	$7,869,731
Lazard Group LLC	11/14/2020	4.25%	1,935,000	2,015,456
Marsh & McLennan Cos, Inc.	07/15/2021	4.80%	2,000,000	2,138,212
Metropolitan Life Global Funding (a)	04/14/2020	2.00%	2,000,000	1,984,683
Morgan Stanley	07/24/2020	5.50%	7,405,000	7,939,497
PNC Bank NA	10/18/2019	2.40%	2,500,000	2,503,691
Prudential Financial, Inc.	06/15/2019	7.38%	1,400,000	1,503,375
Prudential Financial, Inc.	11/15/2020	4.50%	2,000,000	2,113,495
State Street Corp.	08/18/2020	2.55%	2,500,000	2,516,583
SunTrust Banks, Inc.	03/03/2021	2.90%	2,500,000	2,527,986
Trinity Acquisition PLC (b)	09/15/2021	3.50%	3,045,000	3,104,379
UnitedHealth Group, Inc.	10/15/2020	3.88%	2,280,000	2,367,023
Wells Fargo & Co.	04/22/2019	2.13%	2,790,000	2,789,561
Wells Fargo & Co.	07/22/2020	2.60%	2,725,000	2,741,780
				103,888,512
Information: 3.77%
21st Century Fox America, Inc.	02/15/2021	4.50%	2,500,000	2,642,303
America Movil SAB de CV (b)	03/30/2020	5.00%	1,880,000	1,981,407
AT&T, Inc.	03/11/2019	2.30%	4,290,000	4,294,585
AT&T, Inc.	02/15/2021	4.60%	1,750,000	1,841,817
CBS Corp.	08/15/2019	2.30%	2,030,000	2,028,580
Charter Communications Operating LLC/Charter Communications Operating Capital	07/23/2020	3.58%	1,955,000	1,991,443
Deutsche Telekom International Finance BV (b)	07/08/2019	6.00%	3,000,000	3,163,322
Discovery Communications LLC	06/01/2020	5.05%	2,150,000	2,260,202
Microsoft Corp.	02/06/2020	1.85%	2,640,000	2,632,194
Orange SA (b)	11/03/2019	1.63%	2,000,000	1,975,086
Verizon Communications, Inc.	03/15/2021	3.45%	2,200,000	2,267,058
Vodafone Group PLC (b)	03/16/2021	4.38%	2,515,000	2,661,320
				29,739,317
Manufacturing: 8.51%
Abbott Laboratories	11/30/2021	2.90%	2,270,000	2,296,280
AbbVie, Inc.	05/14/2020	2.50%	1,845,000	1,850,686
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (b)	05/15/2019	3.75%	2,500,000	2,539,566
Anheuser-Busch InBev Finance, Inc.	02/01/2021	2.65%	3,875,000	3,894,444
Apple, Inc.	05/06/2019	2.10%	1,910,000	1,914,386
Apple, Inc.	02/23/2021	2.25%	3,175,000	3,171,285
Archer-Daniels-Midland Co.	03/01/2021	4.48%	2,000,000	2,129,214
Bunge Ltd. Finance Corp.	11/24/2020	3.50%	2,410,000	2,460,276
Celgene Corp.	08/15/2020	2.88%	2,825,000	2,851,329
Chevron Corp.	03/03/2020	1.96%	2,280,000	2,271,983
Daimler Finance North America LLC (a)	07/05/2019	1.50%	2,300,000	2,273,093
Dr. Pepper Snapple Group, Inc.	11/15/2021	2.53%	1,750,000	1,746,498
Eastman Chemical Co.	01/15/2020	2.70%	2,000,000	2,012,899
General Electric Co.	01/07/2021	4.63%	2,525,000	2,678,643
Heineken NV (a)(b)	04/01/2022	3.40%	3,000,000	3,087,537
Ingersoll-Rand Luxembourg Finance SA (b)	05/01/2020	2.63%	2,600,000	2,599,297
Kraft Heinz Foods Co.	07/02/2020	2.80%	2,135,000	2,147,309
L3 Technologies, Inc.	02/15/2021	4.95%	2,525,000	2,674,216
Newell Brands, Inc.	03/29/2019	2.60%	1,332,000	1,336,550
Packaging Corp. of America	12/15/2020	2.45%	1,630,000	1,632,286
PepsiCo, Inc.	10/14/2020	2.15%	2,400,000	2,396,435
Philip Morris International, Inc.	02/25/2019	1.38%	2,250,000	2,232,467
QUALCOMM, Inc.	05/20/2020	2.10%	2,515,000	2,504,422
Reynolds American, Inc.	06/12/2020	3.25%	3,965,000	4,028,817
Rockwell Collins, Inc.	07/15/2019	1.95%	2,220,000	2,208,624
Siemens Financieringsmaatschappij NV (a)(b)	09/13/2019	1.30%	3,270,000	3,221,175
Tyson Foods, Inc.	08/15/2019	2.65%	3,000,000	3,014,452
				67,174,169
The accompanying notes are an integral part of these consolidated financial statements.

20 | LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Mining, Quarrying, and Oil and Gas Extraction: 1.09%
ConocoPhillips Co.	03/15/2021	4.20%	$1,599,000	$1,681,457
Occidental Petroleum Corp.	02/01/2021	4.10%	1,765,000	1,848,550
Schlumberger Holdings Corp. (a)	12/21/2020	3.00%	1,995,000	2,020,841
Total Capital International SA (b)	06/19/2021	2.75%	3,000,000	3,030,137
				8,580,985
Professional, Scientific, and Technical Services: 0.61%
Biogen, Inc.	09/15/2020	2.90%	2,250,000	2,280,648
eBay, Inc.	08/01/2019	2.20%	2,520,000	2,513,699
				4,794,347
Real Estate and Rental and Leasing: 1.29%
Air Lease Corp.	06/01/2021	3.38%	2,150,000	2,196,207
Ford Motor Credit Company LLC	11/04/2019	2.60%	4,000,000	4,002,617
National Rural Utilities Cooperative Finance Corp.	02/01/2019	2.15%	2,000,000	2,000,892
Toyota Motor Credit Corp.	04/17/2020	1.95%	2,030,000	2,021,827
				10,221,543
Retail Trade: 1.68%
BP Capital Markets PLC (b)	01/15/2020	2.52%	1,905,000	1,920,993
BP Capital Markets PLC (b)	03/11/2021	4.74%	1,000,000	1,070,841
CVS Health Corp.	07/20/2020	2.80%	2,390,000	2,399,956
Home Depot, Inc./The	06/15/2019	2.00%	2,330,000	2,330,986
Hyundai Capital America (a)	03/18/2021	3.00%	2,535,000	2,529,055
Walgreens Boots Alliance, Inc.	11/18/2019	2.70%	3,000,000	3,018,212
				13,270,043
Transportation and Warehousing: 0.29%
Carnival Corp. (b)	10/15/2020	3.95%	2,225,000	2,322,910

Utilities: 1.10%
Dominion Resources, Inc.	08/15/2019	1.60%	2,305,000	2,279,637
Exelon Generation Co., LLC	01/15/2020	2.95%	2,135,000	2,156,724
Northern States Power Co.	08/15/2020	2.20%	2,000,000	1,998,257
PG&E Corp.	03/01/2019	2.40%	2,260,000	2,261,345
				8,695,963
Wholesale Trade: 1.11%
Cardinal Health, Inc.	11/15/2019	2.40%	1,690,000	1,688,991
LyondellBasell Industries NV (b)	04/15/2019	5.00%	3,002,000	3,082,234
Sherwin-Williams Co./The	05/15/2020	2.25%	2,255,000	2,247,451
Sysco Corp.	10/01/2020	2.60%	1,760,000	1,767,546
				8,786,222
TOTAL CORPORATE BONDS (Cost $258,530,645)				257,474,011

MORTGAGE BACKED SECURITIES: 15.12%
Cold Storage Trust, 2017-ICE3 A (1 Month LIBOR USD + 1.000%) (a)(c)	04/15/2036	2.48%	3,775,000	3,784,350
Commercial Mortgage Trust, 2012-CR4 A2	10/15/2045	1.80%	1,123,717	1,122,842
CSMC Trust
Series 2015-2 A2 (a)(d)	02/25/2045	3.00%	1,216,259	1,216,211
Series 2017-HL1 A3 (a)(d)	06/25/2047	3.50%	3,261,862	3,301,031
Series 2017-HL2 A3 (a)(d)	10/25/2047	3.50%	3,246,268	3,275,965
Fannie Mae Aces
Series 2015-M1 ASQ2	02/25/2018	1.63%	43,433	43,380
Series 2015-M7 ASQ2	04/25/2018	1.55%	913,350	912,163
Series 2013-M13 FA (1 Month LIBOR USD + 0.350%) (c)	05/25/2018	1.90%	165,024	164,737
Series 2013-M14 FA (1 Month LIBOR USD + 0.350%) (c)	08/25/2018	1.90%	1,897,080	1,898,977
Series 2015-M6 A1 (d)	01/25/2026	2.94%	1,948,767	1,989,434
Fannie Mae Connecticut Avenue Securities
Series 2016-C03 2M1 (1 Month LIBOR USD + 2.200%) (c)	10/25/2028	3.75%	1,078,130	1,088,416
Series 2017-C01 1M1 (1 Month LIBOR USD + 1.300%) (c)	07/25/2029	2.85%	2,635,974	2,663,012
Series 2017-C02 2M1 (1 Month LIBOR USD + 1.150%) (c)	09/25/2029	2.70%	2,548,898	2,572,053

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued) | 21

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES(continued)
Fannie Mae Pool	01/01/2027	2.50%	$3,543,543	$3,554,724
Fannie Mae Pool	11/01/2021	3.00%	248,106	252,844
Fannie Mae Pool	09/01/2021	3.00%	124,815	127,198
Fannie Mae Pool	12/01/2027	2.50%	3,637,569	3,658,056
Fannie Mae Pool	12/01/2025	3.50%	263,216	271,761
Fannie Mae Pool	09/01/2026	3.50%	241,323	249,157
Fannie Mae Pool	02/01/2021	3.50%	25,657	26,490
Fannie Mae Pool	08/01/2021	3.00%	101,027	102,956
FDIC Guaranteed Notes Trust
Series 2010-S4 A (1 Month LIBOR USD + 0.720%) (a)(c)	12/04/2020	2.09%	429,490	428,255
Series 2010-S1 2A (a)	04/25/2038	3.25%	298,137	298,814
FHLMC Multifamily Structured Pass Through Certificates
Series K-702 A2	02/25/2018	3.15%	2,965,878	2,963,744
Series K-709 A1	10/25/2018	1.56%	287,332	286,814
Series KP04 AG2 (1 Month LIBOR USD + 0.200%) (c)	10/25/2019	1.55%	2,965,000	2,968,759
Series K-722 A1	05/25/2022	2.18%	3,377,842	3,347,242
Series K-LH1 A (1 Month LIBOR USD + 0.700%) (c)	11/25/2022	2.07%	3,245,000	3,260,680
Series K-052 A1	01/25/2025	2.60%	5,239,051	5,266,641
Series 3855 HE	02/15/2026	2.50%	11,298	11,268
Series 4181 PF (1 Month LIBOR USD + 0.250%) (c)	11/15/2042	1.73%	1,390,900	1,386,667
Flagstar Mortgage Trust, 2017-2 A5 (a)(d)	10/25/2047	3.50%	3,047,249	3,079,505
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2013-DN2 M1 (1 Month LIBOR USD + 1.450%) (c)	11/25/2023	3.00%	156,211	156,377
Series 2017-DNA3 M1 (1 Month LIBOR USD + 0.750%) (c)	03/25/2030	2.30%	3,328,124	3,340,949
FREMF Mortgage Trust
Series 2011-K702 B (a)(d)	04/25/2044	4.77%	5,595,000	5,596,418
Series 2012-K708 B (a)(d)	02/25/2045	3.75%	3,250,000	3,286,437
Series 2013-KF02 B (1 Month LIBOR USD + 3.000%) (a)(c)	12/25/2045	4.37%	1,276,481	1,281,648
Series 2011-K10 B (a)(d)	11/25/2049	4.62%	2,220,000	2,309,147
GAHR Commercial Mortgage Trust, 2015-NRF AFL1 (1 Month LIBOR USD + 1.300%) (a)(c)	12/15/2034	2.55%	411,429	411,557
GP Portfolio Trust, 2014-GPP A (1 Month LIBOR USD + 1.200%) (a)(c)	02/15/2027	2.68%	3,014,577	3,014,917
GS Mortgage Securities Trust, 2010-C2 A1 (a)	12/10/2043	3.85%	129,885	132,811
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	1,265,158	1,283,690
Series 2017-1 A5 (a)(d)	01/25/2047	3.50%	3,286,668	3,332,757
Series 2017-2 A5 (a)(d)	05/25/2047	3.50%	3,692,992	3,746,655
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-MAUI A (1 Month LIBOR USD + 0.830%) (a)(c)	07/15/2034	2.31%	4,195,000	4,197,647
Series 2010-C2 A3 (a)	11/15/2043	4.07%	4,350,000	4,501,571
Series 2011-C3 A3 (a)	02/15/2046	4.39%	972,487	977,498
MASTR Asset Securitization Trust, 2004-1 4A1	02/25/2019	4.50%	37,276	37,310
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	1.95%	2,785,000	2,785,000
NCUA Guaranteed Notes Trust
Series 2011-R2 1A (1 Month LIBOR USD + 0.400%) (c)	02/06/2020	1.80%	1,899,853	1,906,314
Series 2011-R3 1A (1 Month LIBOR USD + 0.400%) (c)	03/11/2020	1.73%	1,332,596	1,334,649
Series 2010-R1 1A (1 Month LIBOR USD + 0.450%) (c)	10/07/2020	1.78%	143,823	144,048
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	1,440,038	1,473,371
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	1,275,545	1,294,452
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	2,648,039	2,693,952
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	3,201,382	3,296,558
Series 2017-2A A3 (a)(d)	03/25/2057	4.00%	3,670,107	3,793,444
Series 2017-3A A1 (a)(d)	04/25/2057	4.00%	2,003,426	2,063,114
Opteum Mortgage Acceptance Corp., 2005-1 M3 (1 Month LIBOR USD + 0.860%) (c)	02/25/2035	2.41%	212,263	212,269
Sequoia Mortgage Trust, 2015-3 A4 (a)(d)	07/25/2045	3.50%	864,076	877,254
VNDO Mortgage Trust, 2013-PENN (a)	12/13/2029	3.81%	4,185,000	4,314,004

The accompanying notes are an integral part of these consolidated financial statements.

22 | LoCorr Macro Strategies Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, 2012-C8 A2	08/15/2045	1.88%	$512	$505
WIMC Capital Trust, 2012-A A1 (a)	10/16/2050	4.55%	15,834	15,814
TOTAL MORTGAGE BACKED SECURITIES (Cost $120,128,675)				119,386,283

MUNICIPAL BONDS: 0.39%
Louisiana Local Government Environmental Facilities & Community Development Authority	02/01/2021	3.22%	350,454	352,168
North Carolina Eastern Municipal Power Agency	07/01/2018	2.00%	1,385,000	1,385,471
St. Paul Housing & Redevelopment Authority	07/01/2018	1.84%	1,385,000	1,383,601
TOTAL MUNICIPAL BONDS (Cost $3,128,425)				3,121,240

U.S. GOVERNMENT AGENCY ISSUES: 12.48%
Federal Farm Credit Banks	07/24/2019	1.40%	7,750,000	7,691,364
Federal Farm Credit Banks	09/27/2019	1.55%	4,000,000	3,972,768
Federal Farm Credit Banks	10/21/2019	1.44%	8,500,000	8,423,449
Federal Farm Credit Banks	04/13/2020	1.55%	16,775,000	16,609,884
Federal Farm Credit Banks	05/08/2020	1.55%	17,800,000	17,599,608
Federal Farm Credit Banks	10/26/2020	1.75%	3,800,000	3,764,196
Federal Farm Credit Banks	11/27/2020	1.90%	7,000,000	6,964,818
Federal Home Loan Banks	06/12/2020	1.75%	18,380,000	18,255,604
Federal Home Loan Mortgage Corp.	01/17/2020	1.50%	2,085,000	2,065,272
Federal Home Loan Mortgage Corp.	04/20/2020	1.38%	8,500,000	8,379,853
Federal National Mortgage Association	10/24/2019	1.00%	3,400,000	3,344,560
Federal National Mortgage Association	02/28/2020	1.50%	1,500,000	1,484,435
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $99,515,870)				98,555,811

U.S. GOVERNMENT NOTES: 5.29%
United States Treasury Note	07/15/2018	0.88%	8,000,000	7,971,250
United States Treasury Note	03/31/2020	1.13%	15,000,000	14,743,945
United States Treasury Note	07/15/2020	1.50%	10,000,000	9,892,969
United States Treasury Note	09/30/2020	1.38%	2,340,000	2,304,353
United States Treasury Note	09/30/2022	1.88%	7,000,000	6,898,556
TOTAL U.S. GOVERNMENT NOTES (Cost $42,074,718)				41,811,073

SHORT TERM INVESTMENTS: 4.16%
U.S. GOVERNMENT NOTE: 0.40%
United States Treasury Note	05/31/2018	0.88%	3,200,000	3,192,751
TOTAL U.S. GOVERNMENT NOTE (Cost $3,192,828)				3,192,751

MONEY MARKET FUND: 3.76%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 1.18% (e)(f)			29,668,903	29,668,903
TOTAL MONEY MARKET FUND (Cost $29,668,903)				29,668,903
TOTAL SHORT TERM INVESTMENTS (Cost $32,861,731)				32,861,654

TOTAL INVESTMENTS (Cost $707,969,851): 89.20%				704,537,168
Other Assets in Excess of Liabilities: 10.80% (g)				85,280,946
TOTAL NET ASSETS: 100.00%				$789,818,114

(a)
Security as defined in Rule 144(a) under the Securities Act of 1933  and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2017,  the value of these securities total $170,706,499 which represents 21.61%  of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(d)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of December 31, 2017.
(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2017.
(f)	All or a portion of this security is held by LCMFS Fund Limited and pledged as collateral for derivative contracts.
(g)	Includes assets pledged as collateral for derivative contracts.

LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Forward Currency Contracts | 23

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Forward Currency Contracts
December 31, 2017

			Currency to be Received		Currency to be Delivered
Notional Amount	Counter- party	Forward Settlement Date	Curr Abbr.	U.S. $ Value at December 31, 2017	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Purchase Contracts:
$15,047,779	DB	01/17/2018	AUD	$15,378,890	USD	$15,047,779	$331,111	$—
3,857,280	BAML	03/23/2018	AUD	3,921,691	USD	3,857,280	64,411	—
20,346,620	DB	01/17/2018	BRL	20,163,856	USD	20,346,620	—	(182,764)
2,607,676	DB	02/21/2018	BRL	2,594,896	USD	2,607,676	—	(12,780)
10,249,654	DB	01/17/2018	CAD	10,472,833	USD	10,249,654	223,179	—
26,579,521	BAML	03/23/2018	CAD	27,108,520	USD	26,579,521	528,999	—
14,375,070	DB	01/17/2018	CHF	14,530,907	USD	14,375,070	155,837	—
2,312,911	BAML	03/23/2018	CHF	2,340,774	USD	2,312,911	27,863	—
1,892,141	DB	01/17/2018	CLP	1,920,702	USD	1,892,141	28,561	—
571,860	DB	01/17/2018	COP	572,885	USD	571,860	1,025	—
21,123,761	DB	01/17/2018	EUR	21,334,598	NOK	21,123,761	210,837	—
4,899,389	DB	01/17/2018	EUR	4,997,293	PLN	4,899,389	97,904	—
21,201,947	DB	01/17/2018	EUR	21,622,903	SEK	21,201,947	420,956	—
9,296,899	DB	01/17/2018	EUR	9,393,950	TRY	9,296,899	97,051	—
11,250,183	DB	01/17/2018	EUR	11,352,024	USD	11,250,183	101,841	—
93,783,249	BAML	03/23/2018	EUR	95,196,172	USD	93,783,249	1,412,923	—
9,991,699	DB	01/17/2018	GBP	10,092,255	USD	9,991,699	100,556	—
76,200,896	BAML	03/23/2018	GBP	76,525,424	USD	76,200,896	324,528	—
1,919,080	DB	01/17/2018	ILS	1,924,051	USD	1,919,080	4,971	—
4,580,639	DB	01/17/2018	INR	4,620,798	USD	4,580,639	40,159	—
12,137,708	DB	01/17/2018	JPY	12,135,005	USD	12,137,708	—	(2,703)
17,224,624	BAML	03/23/2018	JPY	17,240,108	USD	17,224,624	15,484	—
3,743	DB	01/17/2018	KRW	3,738	USD	3,743	—	(5)
18,749,898	DB	01/17/2018	MXN	18,236,843	USD	18,749,898	—	(513,055)
345,044	DB	02/21/2018	MXN	344,399	USD	345,044	—	(645)
2,644,897	BAML	03/23/2018	MXN	2,564,826	USD	2,644,897	—	(80,071)
24,518,671	DB	01/17/2018	NOK	24,914,118	EUR	24,518,671	395,447	—
5,656,402	DB	01/17/2018	NOK	5,719,191	USD	5,656,402	62,789	—
17,160,395	DB	01/17/2018	NZD	17,521,704	USD	17,160,395	361,309	—
488,994	BAML	03/23/2018	NZD	493,452	USD	488,994	4,458	—
12,721,160	DB	01/17/2018	PLN	12,996,818	EUR	12,721,160	275,658	—
1,806,309	DB	01/17/2018	PLN	1,818,506	USD	1,806,309	12,197	—
1,586,460	DB	01/17/2018	RUB	1,631,117	USD	1,586,460	44,657	—
7,598,798	DB	02/21/2018	RUB	7,590,990	USD	7,598,798	—	(7,808)
14,421,164	DB	01/17/2018	SEK	14,856,847	EUR	14,421,164	435,683	—
6,654,383	DB	01/17/2018	SEK	6,786,122	USD	6,654,383	131,739	—
558,283	DB	01/17/2018	SGD	560,949	USD	558,283	2,666	—
276,973	DB	02/21/2018	SGD	276,871	USD	276,973	—	(102)
13,450,465	DB	01/17/2018	TRY	13,553,786	EUR	13,450,465	103,321	—
1,639,326	DB	01/17/2018	TRY	1,662,827	USD	1,639,326	23,501	—
2,190,164	DB	02/21/2018	TRY	2,191,487	USD	2,190,164	1,323	—
2,898,228	DB	01/17/2018	ZAR	3,024,649	USD	2,898,228	126,421	—
142,341	DB	02/21/2018	ZAR	141,879	USD	142,341	—	(462)
Total Purchase Contracts				522,331,654		516,962,684	6,169,365	(800,395)

Sale Contracts:
$50,556,684	DB	01/17/2018	USD	$51,785,740	AUD	$50,556,684	$—	$(1,229,056)
61,661,370	BAML	03/23/2018	USD	62,776,701	AUD	61,661,370	—	(1,115,331)
20,253,259	DB	01/17/2018	USD	20,163,856	BRL	20,253,259	89,403	—
38,761,535	DB	01/17/2018	USD	39,304,955	CAD	38,761,535	—	(543,420)
36,590,076	BAML	03/23/2018	USD	37,247,734	CAD	36,590,076	—	(657,658)
62,954,504	DB	01/17/2018	USD	63,631,806	CHF	62,954,504	—	(677,302)
42,306,900	BAML	03/23/2018	USD	42,847,422	CHF	42,306,900	—	(540,522)
1,665,840	DB	01/17/2018	USD	1,764,706	CLP	1,665,840	—	(98,866)
174,516	DB	01/17/2018	USD	175,243	COP	174,516	—	(727)
24,518,671	DB	01/17/2018	NOK	25,034,517	EUR	24,518,671	—	(515,846)
12,721,161	DB	01/17/2018	PLN	12,913,678	EUR	12,721,161	—	(192,517)

The accompanying notes are an integral part of these consolidated financial statements.

24 | LoCorr Macro Strategies Fund - Consolidated Schedule of Open Forward Currency Contracts (continued)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counter- party	Forward Settlement Date	Curr Abbr.	U.S. $ Value at December 31, 2017	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Sale Contracts(continued)
$14,421,163	DB	01/17/2018	SEK	$14,691,561	EUR	$14,421,163	$—	$(270,398)
13,450,465	DB	01/17/2018	TRY	13,490,289	EUR	13,450,465	—	(39,824)
35,796,066	DB	01/17/2018	USD	36,278,427	EUR	35,796,066	—	(482,361)
13,195,084	BAML	03/23/2018	USD	13,351,874	EUR	13,195,084	—	(156,790)
41,960,226	DB	01/17/2018	USD	42,152,392	GBP	41,960,226	—	(192,166)
18,848,686	BAML	03/23/2018	USD	18,944,846	GBP	18,848,686	—	(96,160)
2,156,424	DB	01/17/2018	USD	2,185,768	ILS	2,156,424	—	(29,344)
1,853,225	DB	01/17/2018	USD	1,864,982	INR	1,853,225	—	(11,757)
49,237,350	DB	01/17/2018	USD	49,224,056	JPY	49,237,350	13,294	—
52,033,482	BAML	03/23/2018	USD	52,009,250	JPY	52,033,482	24,232	—
1,486,227	DB	01/17/2018	USD	1,510,112	KRW	1,486,227	—	(23,885)
18,517,506	DB	01/17/2018	USD	18,236,843	MXN	18,517,506	280,663	—
12,506,786	DB	02/21/2018	USD	12,556,959	MXN	12,506,786	—	(50,173)
17,905,838	BAML	03/23/2018	USD	17,748,632	MXN	17,905,838	157,206	—
21,123,761	DB	01/17/2018	EUR	21,448,929	NOK	21,123,761	—	(325,168)
13,130,454	DB	01/17/2018	USD	13,266,378	NOK	13,130,454	—	(135,924)
29,782,964	DB	01/17/2018	USD	30,721,435	NZD	29,782,964	—	(938,471)
22,440,188	BAML	03/23/2018	USD	22,739,147	NZD	22,440,188	—	(298,959)
4,899,389	DB	01/17/2018	EUR	5,040,325	PLN	4,899,389	—	(140,936)
5,160,010	DB	01/17/2018	USD	5,291,765	PLN	5,160,010	—	(131,755)
1,588,994	DB	01/17/2018	USD	1,631,117	RUB	1,588,994	—	(42,123)
43,913	DB	02/21/2018	USD	43,928	RUB	43,913	—	(15)
21,201,947	DB	01/17/2018	EUR	21,974,855	SEK	21,201,947	—	(772,908)
10,919,574	DB	01/17/2018	USD	11,175,131	SEK	10,919,574	—	(255,557)
556,887	DB	01/17/2018	USD	560,949	SGD	556,887	—	(4,062)
104,626	DB	02/21/2018	USD	104,762	SGD	104,626	—	(136)
9,296,899	DB	01/17/2018	EUR	9,694,913	TRY	9,296,899	—	(398,014)
1,635,385	DB	01/17/2018	USD	1,662,828	TRY	1,635,385	—	(27,443)
2,748,881	DB	01/17/2018	USD	3,024,648	ZAR	2,748,881	—	(275,767)
28,900	DB	02/21/2018	USD	28,857	ZAR	28,900	43	—
Total Sale Contracts				800,302,316		790,195,816	564,841	(10,671,341)
Total Forward Currency Contracts				$(277,970,662)		$(273,233,132)	$6,734,206	$(11,471,736)
Net Unrealized Depreciation								$(4,737,530)

Counterparty:
BAML	Bank of America Merrill Lynch
DB	Deutsche Bank

Currency abbreviations:		COP	COLOMBIAN PESO	KRW	SOUTH KOREAN WON	SEK	SWEDISH KRONA
AUD	AUSTRALIAN DOLLAR	EUR	EURO	MXN	MEXICAN PESO	SGD	SINGAPORE DOLLAR
BRL	BRAZILIAN REAL	GBP	BRITISH POUND	NOK	NORWEGIAN KRONE	TRY	TURKISH LIRA
CAD	CANADIAN DOLLAR	ILS	ISRAELI NEW SHEQEL	NZD	NEW ZEALAND DOLLAR	USD	U.S. DOLLAR
CHF	SWISS FRANC	INR	INDIAN RUPEE	PLN	POLISH ZLOTY	ZAR	SOUTH AFRICAN RAND
CLP	CHILEAN PESO	JPY	JAPANESE YEN	RUB	RUSSIAN RUBLE

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts | 25

LoCorr Macro Strategies Fund
Consolidated Schedule of Open Futures Contracts
December 31, 2017

	Number of		Current		Value
	Contracts	Settlement	Notional	Value at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Amount	Trade Date	Appreciation	(Depreciation)

Purchase Contracts:
10 Yr Mini JGB	17	Mar-18	$2,275,820	$2,275,164	$656	$—
3 Mo Euro Euribor	837	Jun-19	251,268,718	251,433,029	—	(164,311)
90 Day Euro	135	Sep-18	33,061,500	33,055,359	6,141	—
Aluminum (a)(b)	363	Mar-18	20,613,863	18,831,120	1,782,743	—
Amsterdam Exchange Index	45	Jan-18	5,879,848	5,948,164	—	(68,316)
Australian 3 Yr Bond	149	Mar-18	12,915,818	12,967,833	—	(52,015)
Australian 10 Yr Bond	292	Mar-18	29,426,447	29,575,284	—	(148,837)
Brent Crude (a)	517	Jan-18	34,571,790	32,966,391	1,605,399	—
Brent Crude (a)	60	Feb-18	3,986,400	3,832,859	153,541	—
Brent Crude (a)	19	Mar-18	1,255,710	1,208,715	46,995	—
Brent Crude (a)	10	Apr-18	657,800	634,003	23,797	—
Brent Crude (a)	5	May-18	327,400	315,657	11,743	—
Brent Crude (a)	3	Jun-18	195,360	188,554	6,806	—
CAC 40 10 Euro Index	390	Jan-18	24,849,960	25,250,460	—	(400,500)
Canadian 10 Yr Bond	25	Mar-18	2,680,589	2,691,006	—	(10,417)
Cocoa (NYBOT) (a)	9	Mar-18	170,280	170,643	—	(363)
Copper (a)(b)	192	Mar-18	34,788,000	32,659,455	2,128,545	—
Copper (COMEX) (a)	187	Mar-18	15,429,837	14,490,373	939,464	—
Cotton No.2 (a)	104	Mar-18	4,088,760	3,799,362	289,398	—
DAX Index	92	Mar-18	35,627,039	36,269,461	—	(642,422)
Dow Jones Industrial Average Mini E-Cbot Index	63	Mar-18	7,791,525	7,638,535	152,990	—
Euro-Bobl	895	Mar-18	141,331,049	141,919,400	—	(588,351)
Euro-BTP	308	Mar-18	50,310,903	51,583,927	—	(1,273,024)
Euro-Bund	588	Mar-18	114,066,807	114,638,414	—	(571,607)
Euro-Buxl 30 Yr Bond	95	Mar-18	18,677,649	18,904,123	—	(226,474)
Euro-OAT	348	Mar-18	64,794,875	65,521,468	—	(726,593)
Euro-Schatz	794	Mar-18	106,676,126	106,782,576	—	(106,450)
Euro-Stoxx 50 Index	1,500	Mar-18	62,865,957	64,399,538	—	(1,533,581)
FTSE 100 Index	583	Mar-18	60,121,433	58,664,925	1,456,508	—
FTSE/JSE Top 40 Index	10	Mar-18	429,776	423,912	5,864	—
Gasoline RBOB (a)	283	Jan-18	21,344,878	20,158,347	1,186,531	—
Gasoline RBOB (a)	34	Feb-18	2,589,392	2,494,945	94,447	—
Gasoline RBOB (a)	9	Mar-18	752,938	713,383	39,555	—
Gasoline RBOB (a)	5	Apr-18	419,601	401,122	18,479	—
Gold (a)	58	Feb-18	7,593,940	7,514,688	79,252	—
Hang Seng Index	166	Jan-18	31,815,330	31,503,385	311,945	—
Heating Oil (a)	357	Jan-18	31,009,092	28,358,486	2,650,606	—
Heating Oil (a)	34	Feb-18	2,918,546	2,778,210	140,336	—
Heating Oil (a)	7	Mar-18	591,998	555,644	36,354	—
Heating Oil (a)	4	Apr-18	334,841	316,188	18,653	—
Japanese 10 Yr Bond	77	Mar-18	103,040,248	103,043,464	—	(3,216)
KOSPI 200 Index	115	Mar-18	8,758,874	8,594,868	164,006	—
Lead (a)(b)	16	Mar-18	995,000	996,505	—	(1,505)
Long Gilt	682	Mar-18	115,247,374	114,762,397	484,977	—
Low Sulphur Gasoil (a)	443	Feb-18	26,657,525	24,896,639	1,760,886	—
Low Sulphur Gasoil (a)	71	Mar-18	4,254,675	4,198,418	56,257	—
Low Sulphur Gasoil (a)	14	Apr-18	831,600	831,618	—	(18)
MSCI Taiwan Index	56	Jan-18	2,200,800	2,165,626	35,174	—
Nasdaq 100 E-Mini Index	315	Mar-18	40,375,125	40,602,394	—	(227,269)
Nickel (a)(b)	21	Mar-18	1,607,760	1,495,648	112,112	—
Nikkei 225 Index (OSE)	132	Mar-18	26,651,875	26,522,449	129,426	—
Nikkei 225 Index (SGX)	93	Mar-18	9,390,792	9,285,999	104,793	—
Platinum (a)	2	Apr-18	93,830	92,969	861	—

The accompanying notes are an integral part of these consolidated financial statements.

26 | LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts (continued)

	Number of		Current		Value
	Contracts	Settlement	Notional	Value at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Amount	Trade Date	Appreciation	(Depreciation)

Purchase Contracts (continued)
Russell 2000 Mini Index	556	Mar-18	$42,714,700	$42,625,279	$89,421	$—
S&P/TSX 60 Index	32	Mar-18	4,874,590	4,847,163	27,427	—
S&P500 E-Mini Index	141	Mar-18	18,865,800	18,564,501	301,299	—
Soybean (a)	40	Mar-18	1,923,500	2,013,355	—	(89,855)
Soybean Meal (a)	120	Mar-18	3,801,600	4,034,457	—	(232,857)
SPI 200 Index	27	Mar-18	3,170,547	3,174,406	—	(3,859)
Tokyo Price Index	293	Mar-18	47,249,256	46,567,524	681,732	—
U.S. 2 Yr Note	613	Mar-18	131,249,050	131,248,367	683	—
U.S. Long Bond	377	Mar-18	57,681,000	57,383,496	297,504	—
U.S. Ultra Bond	28	Mar-18	4,694,375	4,629,193	65,182	—
WTI Crude (a)	317	Jan-18	19,153,140	18,082,708	1,070,432	—
WTI Crude (a)	17	Feb-18	1,027,480	985,440	42,040	—
WTI Crude (a)	17	Mar-18	1,026,800	971,140	55,660	—
WTI Crude (a)	11	Apr-18	662,970	625,280	37,690	—
WTI Crude (a)	6	May-18	360,360	342,041	18,319	—
WTI Crude (a)	3	Jun-18	179,280	167,755	11,525	—
Zinc (a)(b)	230	Mar-18	19,121,625	18,203,379	918,246	—
Total Purchase Contracts					19,652,400	(7,071,840)

Sale Contracts:
90 Day Euro	(144)	Dec-18	$35,227,800	$35,265,513	$37,713	$—
90 Day Euro	(60)	Mar-19	14,669,250	14,681,971	12,721	—
90 Day Euro	(1,920)	Jun-19	469,152,000	469,410,248	258,248	—
90 Day Euro	(175)	Sep-19	42,745,938	42,780,660	34,722	—
90 Day Euro	(322)	Dec-19	78,624,350	78,724,237	99,887	—
90 Day Euro	(324)	Mar-20	79,104,600	79,182,302	77,702	—
90 Day Sterling	(1,127)	Jun-19	188,509,203	188,298,214	—	(210,989)
Aluminum (a)(b)	(56)	Mar-18	3,180,100	2,844,069	—	(336,031)
Canadian 10 Yr Bond	(216)	Mar-18	23,160,287	23,494,750	334,463	—
CBOE Volatility Index	(255)	Jan-18	2,926,125	3,021,080	94,955	—
CBOE Volatility Index	(59)	Feb-18	736,025	723,177	—	(12,848)
CBOE Volatility Index	(12)	Mar-18	158,700	158,477	—	(223)
Cocoa (CME) (a)	(166)	Mar-18	3,088,435	3,578,815	490,380	—
Coffee (a)	(103)	Mar-18	4,874,475	4,894,236	19,761	—
Copper (a)(b)	(88)	Mar-18	15,944,500	15,234,221	—	(710,279)
Corn (a)	(639)	Mar-18	11,206,463	11,456,620	250,157	—
Dollar	(123)	Mar-18	11,294,598	11,434,199	139,601	—
Dow Jones Industrial Average Mini E-Cbot Index	(65)	Mar-18	8,038,875	7,876,783	—	(162,092)
Gold (a)	(113)	Feb-18	14,795,090	14,276,272	—	(518,818)
Hard Red Wheat (a)	(217)	Mar-18	4,635,663	4,776,850	141,187	—
H-Shares Index	(18)	Jan-18	1,351,236	1,343,811	—	(7,425)
IBEX 35 Index	(11)	Jan-18	1,322,576	1,335,276	12,700	—
Lead (a)(b)	(14)	Mar-18	870,625	861,045	—	(9,580)
Lean Hogs (a)	(7)	Feb-18	200,970	190,383	—	(10,587)
Live Cattle (a)	(23)	Feb-18	1,118,260	1,118,983	723	—
Natural Gas (a)	(293)	Jan-18	8,652,290	8,426,419	—	(225,871)
Natural Gas (a)	(46)	Feb-18	1,336,760	1,235,301	—	(101,459)
Natural Gas (a)	(112)	Mar-18	3,078,880	3,102,724	23,844	—
Natural Gas (a)	(106)	Apr-18	2,905,459	2,768,435	—	(137,024)
Nickel (a)(b)	(16)	Mar-18	1,224,961	1,123,334	—	(101,627)
Russell 2000 Mini Index	(28)	Mar-18	2,151,100	2,163,959	12,859	—
S&P500 E-Mini Index	(58)	Mar-18	7,760,400	7,805,729	45,329	—
SGX Nifty 50 Index	(14)	Jan-18	295,637	295,032	—	(605)
Silver (a)	(272)	Mar-18	23,317,199	21,994,035	—	(1,323,164)
Soybean (a)	(236)	Mar-18	11,348,649	11,333,700	—	(14,949)
Soybean Oil (a)	(86)	Mar-18	1,716,215	1,697,347	—	(18,868)
Sugar (a)	(226)	Feb-18	3,837,299	3,746,628	—	(90,671)
U.S. 2 Yr Note	(981)	Mar-18	210,041,298	210,514,083	472,785	—

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Schedule of Open Futures Contracts (continued) | 27

	Number of		Current		Value
	Contracts	Settlement	Notional	Value at	Unrealized	Unrealized
Description	Purchased (Sold)	Month-Year	Amount	Trade Date	Appreciation	(Depreciation)

Sale Contracts (continued)
U.S. 5 Yr Note	(1,882)	Mar-18	$218,620,767	$219,606,572	$985,805	$—
U.S. 10 Yr Note	(784)	Mar-18	97,252,750	97,734,464	481,714	—
Wheat (a)	(229)	Mar-18	4,889,150	5,044,222	155,072	—
Zinc (a)(b)	(42)	Mar-18	3,491,775	3,316,323	—	(175,452)
Total Sale Contracts					4,182,328	(4,168,562)
Total Futures Contracts					$23,834,728	$(11,240,402)
Net Unrealized Appreciation					$12,594,326

(a)	Contract held by LCMFS Fund Limited.
(b)
London Metal Exchange (“LME”)  futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

CME	Chicago Mercantile Exchange
COMEX	Commodity Exchange, Inc.
NYBOT	New York Board of Trade
OSE	Osaka Securities Exchange
SGX	Singapore Exchange Limited

The accompanying notes are an integral part of these consolidated financial statements.

28 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

LoCorr Long/Short Commodities Strategy Fund

Composition of Consolidated Investment Portfolio1
December 31, 2017 (Unaudited)

1  As a percentage of total investments.

Consolidated Schedule of Investments
December 31, 2017

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 17.14%
321 Henderson Receivables I LLC
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	1.68%	$299,015	$292,019
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	1.83%	99,014	96,288
AEP Texas Central Transition Funding II LLC, 2006-2 A4	01/01/2018	5.17%	300,180	300,234
American Express Credit Account Master Trust
Series 2013-2 A (1 Month LIBOR USD + 0.420%) (c)	05/17/2021	1.90%	495,000	496,323
Series 2017-1 A	09/15/2022	1.93%	365,000	363,319
Bank of The West Auto Trust, 2017-1 A3 (a)	01/15/2023	2.11%	335,000	333,214
Barclays Dryrock Issuance Trust, 2017-2 A (1 Month LIBOR USD + 0.300%) (c)	05/15/2023	1.78%	325,000	325,292
Cabela’s Credit Card Master Note Trust, 2016-1 A1	06/15/2022	1.78%	495,000	492,114
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2	08/15/2019	3.46%	143,629	143,983
Centerpoint Energy Transition Bond Co. III LLC, 2008-A A2	02/01/2023	5.23%	293,766	303,307
Citibank Credit Card Issuance Trust, 2013-A7 (1 Month LIBOR USD + 0.430%) (c)	09/10/2020	1.86%	730,000	731,811
Colony American Homes
Series 2014-1A A (1 Month LIBOR USD + 1.150%) (a)(c)	05/17/2031	2.63%	627,758	629,462
Series 2015-1A C (1 Month LIBOR USD + 1.950%) (a)(c)	07/17/2032	3.38%	470,000	473,156
Countrywide Asset-Backed Certificates, 2004-AB1 (1 Month LIBOR USD + 0.980%) (c)	11/25/2034	2.53%	479,225	479,407
Discover Card Execution Note Trust, 2012-A6	01/18/2022	1.67%	400,000	397,736
Entergy Arkansas Restoration Funding LLC, 2010-A A1	08/01/2021	2.30%	461,098	461,491
FirstEnergy Ohio PIRB Special Purpose Trust, 2013-1 A2	01/15/2022	1.73%	187,880	187,255
Ford Credit Auto Owner Trust
Series 2017-C A3	03/15/2022	2.01%	300,000	299,120
Series 2014-REV1 A (a)	11/15/2025	2.26%	580,000	581,179
Series 2016-REV1 A (a)	08/15/2027	2.31%	370,000	368,773
Invitation Homes Trust
Series 2015-SFR3 A (1 Month LIBOR USD + 1.300%) (a)(c)	08/17/2032	2.76%	470,148	473,087
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/17/2036	2.34%	144,394	144,858

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 29

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ocwen Master Advance Receivables Trust
Series 2016-T1 AT1 (a)	08/17/2048	2.52%	$417,000	$416,918
Series 2016-T2 AT2 (a)	08/16/2049	2.72%	625,000	621,000
OneMain Direct Auto Receivables Trust, 2016-1A A (a)	01/15/2021	2.04%	321,547	321,656
OneMain Financial Issuance Trust, 2015-2A A (a)	07/18/2025	2.57%	414,276	414,007
Progress Residential Trust, 2017-SFR1 A (a)	08/17/2034	2.77%	324,443	321,937
Santander Retail Auto Lease Trust, 2017-A A2A (a)	03/20/2020	2.02%	425,000	424,283
SMB Private Education Loan Trust, 2017-A A1 (1 Month LIBOR USD + 0.450%) (a)(c)	06/17/2024	1.93%	266,239	266,635
SoFi Professional Loan Program LLC
Series 2015-C A2 (a)	08/25/2033	2.51%	253,341	252,324
Series 2015-D A2 (a)	10/27/2036	2.72%	189,517	189,408
SPS Servicer Advance Receivables Trust, 2016-T1 AT1 (a)	11/16/2048	2.53%	500,000	495,612
Synchrony Credit Card Master Note Trust, 2017-1A	06/15/2023	1.93%	285,000	282,359
TCF Auto Receivables Owner Trust
Series 2016-1A A3 (a)	04/15/2021	1.71%	600,000	598,034
Series 2016-PT1 A (a)	06/15/2022	1.93%	580,972	578,858
Tricon American Homes Trust, 2017-SFR1 A (a)	09/17/2034	2.72%	315,000	311,101
Verizon Owner Trust, 2017-2A A (a)	12/20/2021	1.92%	405,000	402,313
TOTAL ASSET BACKED SECURITIES (Cost $14,279,025)				14,269,873

CORPORATE BONDS: 27.25%
Administrative and Support and Waste Management and Remediation Services: 0.01%
Safina Ltd. (b)	01/15/2022	1.55%	11,449	11,274

Finance and Insurance: 11.21%
Aflac, Inc.	03/16/2020	2.40%	340,000	340,282
American Express Credit Corp.	09/14/2020	2.60%	405,000	407,050
American International Group, Inc.	08/15/2020	3.38%	330,000	337,214
Bank of America Corp.	04/21/2020	2.25%	650,000	650,454
BB&T Corp.	01/15/2020	2.45%	435,000	436,440
Berkshire Hathaway Finance Corp.	01/15/2021	4.25%	250,000	264,372
Capital One Financial Corp.	04/24/2019	2.45%	125,000	125,292
Chubb INA Holdings, Inc.	11/03/2020	2.30%	165,000	164,737
Citigroup, Inc.	10/26/2020	2.65%	585,000	586,958
Citizens Bank NA	03/14/2019	2.50%	150,000	150,355
Cooperatieve Rabobank UA (b)	01/14/2019	2.25%	250,000	250,269
Dragon 2012 LLC	03/12/2024	1.97%	14,043	13,833
Fifth Third Bancorp	07/27/2020	2.88%	190,000	192,008
General Motors Financial Co., Inc.	05/09/2019	2.40%	180,000	180,044
Goldman Sachs Group, Inc./The	09/15/2020	2.75%	250,000	251,249
Goldman Sachs Group, Inc./The	02/25/2021	2.88%	370,000	372,736
Hartford Financial Services Group, Inc./The	03/30/2020	5.50%	250,000	266,453
HSBC Holdings PLC (b)	04/05/2021	5.10%	215,000	231,002
ING Bank NV (a)(b)	03/22/2019	2.30%	220,000	220,118
John Deere Capital Corp.	01/08/2021	2.55%	230,000	230,888
JPMorgan Chase & Co.	03/22/2019	1.85%	130,000	129,524
JPMorgan Chase & Co.	01/23/2020	2.25%	685,000	684,542
Lazard Group LLC	11/14/2020	4.25%	175,000	182,276
Metropolitan Life Global Funding (a)	04/14/2020	2.00%	195,000	193,507
Morgan Stanley	07/24/2020	5.50%	450,000	482,481
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	14,740	14,377
PNC Bank NA	10/18/2019	2.40%	305,000	305,450
Prudential Financial, Inc.	06/15/2019	7.38%	215,000	230,875
State Street Corp.	08/18/2020	2.55%	305,000	307,023
SunTrust Banks, Inc.	03/03/2021	2.90%	265,000	267,966
Tagua Leasing LLC	11/16/2024	1.58%	15,198	14,727
Trinity Acquisition PLC (b)	09/15/2021	3.50%	230,000	234,485

The accompanying notes are an integral part of these consolidated financial statements.

30 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
UnitedHealth Group, Inc.	10/15/2020	3.88%	$195,000	$202,443
Wells Fargo & Co.	04/22/2019	2.13%	195,000	194,969
Wells Fargo & Co.	07/22/2020	2.60%	210,000	211,293
				9,327,692
Information: 2.88%
21st Century Fox America, Inc.	02/15/2021	4.50%	145,000	153,254
America Movil SAB de CV (b)	03/30/2020	5.00%	160,000	168,630
AT&T, Inc.	03/11/2019	2.30%	535,000	535,572
CBS Corp.	08/15/2019	2.30%	185,000	184,871
Charter Communications Operating LLC/Charter Communications Operating Capital	07/23/2020	3.58%	155,000	157,889
Deutsche Telekom International Finance BV (b)	07/08/2019	6.00%	225,000	237,249
Discovery Communications LLC	06/01/2020	5.05%	240,000	252,302
Orange SA (b)	11/03/2019	1.63%	180,000	177,758
Verizon Communications, Inc.	03/15/2021	3.45%	200,000	206,096
Vodafone Group PLC (b)	03/16/2021	4.38%	305,000	322,745
				2,396,366
Manufacturing: 6.69%
Abbott Laboratories	11/30/2021	2.90%	150,000	151,737
AbbVie, Inc.	05/14/2020	2.50%	240,000	240,740
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (b)	05/15/2019	3.75%	230,000	233,640
Anheuser-Busch InBev Finance, Inc.	02/01/2021	2.65%	300,000	301,505
Archer-Daniels-Midland Co.	03/01/2021	4.48%	270,000	287,444
Bunge Ltd. Finance Corp.	11/24/2020	3.50%	295,000	301,154
Celgene Corp.	08/15/2020	2.88%	180,000	181,678
Chevron Corp.	03/03/2020	1.96%	195,000	194,314
Daimler Finance North America LLC (a)	07/05/2019	1.50%	190,000	187,777
Dr. Pepper Snapple Group, Inc.	11/15/2021	2.53%	180,000	179,640
Eastman Chemical Co.	01/15/2020	2.70%	250,000	251,612
General Electric Co.	01/07/2021	4.63%	230,000	243,995
Heineken NV (a)(b)	04/01/2022	3.40%	280,000	288,170
Ingersoll-Rand Luxembourg Finance SA (b)	05/01/2020	2.63%	170,000	169,954
Kraft Heinz Foods Co.	07/02/2020	2.80%	215,000	216,240
L3 Technologies, Inc.	02/15/2021	4.95%	230,000	243,592
Newell Brands, Inc.	03/29/2019	2.60%	180,000	180,615
Packaging Corp. of America	12/15/2020	2.45%	140,000	140,196
PepsiCo, Inc.	10/14/2020	2.15%	175,000	174,740
Philip Morris International, Inc.	02/25/2019	1.38%	240,000	238,130
QUALCOMM, Inc.	05/20/2020	2.10%	145,000	144,390
Reynolds American, Inc.	06/12/2020	3.25%	335,000	340,392
Rockwell Collins, Inc.	07/15/2019	1.95%	245,000	243,745
Siemens Financieringsmaatschappij NV (a)(b)	09/13/2019	1.30%	250,000	246,267
Tyson Foods, Inc.	08/15/2019	2.65%	185,000	185,891
				5,567,558
Mining, Quarrying, and Oil and Gas Extraction: 1.10%
ConocoPhillips Co.	03/15/2021	4.20%	248,000	260,789
Occidental Petroleum Corp.	02/01/2021	4.10%	170,000	178,047
Schlumberger Holdings Corp. (a)	12/21/2020	3.00%	185,000	187,396
Total Capital International SA (b)	06/19/2021	2.75%	290,000	292,913
				919,145
Professional, Scientific, and Technical Services: 0.66%
Biogen, Inc.	09/15/2020	2.90%	300,000	304,086
eBay, Inc.	08/01/2019	2.20%	230,000	229,425
Phoenix 2012 LLC	07/03/2024	1.61%	14,832	14,435
				547,946
Real Estate and Rental and Leasing: 1.06%
Air Lease Corp.	06/01/2021	3.38%	160,000	163,439
Ford Motor Credit Company LLC	11/04/2019	2.60%	255,000	255,167

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 31

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Helios Leasing I LLC	05/29/2024	2.02%	$14,281	$14,079
Helios Leasing I LLC	07/24/2024	1.73%	14,758	14,406
Helios Leasing I LLC	09/28/2024	1.56%	14,667	14,181
National Rural Utilities Cooperative Finance Corp.	02/01/2019	2.15%	170,000	170,076
Toyota Motor Credit Corp.	04/17/2020	1.95%	250,000	248,993
				880,341
Retail Trade: 1.54%
BP Capital Markets PLC (b)	03/11/2021	4.74%	250,000	267,710
CVS Health Corp.	12/05/2018	2.25%	260,000	260,345
Home Depot, Inc./The	06/15/2019	2.00%	180,000	180,076
Hyundai Capital America (a)	03/18/2021	3.00%	310,000	309,273
Walgreens Boots Alliance, Inc.	11/18/2019	2.70%	260,000	261,578
				1,278,982
Transportation and Warehousing: 0.21%
Carnival Corp. (b)	10/15/2020	3.95%	170,000	177,481

Utilities: 0.98%
Dominion Resources, Inc.	08/15/2019	1.60%	195,000	192,854
Exelon Generation Co., LLC	10/01/2019	5.20%	265,000	277,564
Northern States Power Co.	08/15/2020	2.20%	170,000	169,852
PG&E Corp.	03/01/2019	2.40%	175,000	175,104
				815,374
Wholesale Trade: 0.91%
Cardinal Health, Inc.	11/15/2019	2.40%	155,000	154,908
LyondellBasell Industries NV (b)	04/15/2019	5.00%	146,000	149,902
Sherwin-Williams Co./The	05/15/2020	2.25%	230,000	229,230
Sysco Corp.	10/01/2020	2.60%	225,000	225,965
				760,005
TOTAL CORPORATE BONDS (Cost $22,797,762)				22,682,164

FOREIGN GOVERNMENT BOND: 0.02%
Petroleos Mexicanos (b)	12/20/2022	2.00%	12,500	12,371
TOTAL FOREIGN GOVERNMENT BOND (Cost $12,500)				12,371

MORTGAGE BACKED SECURITIES: 10.57%
Citigroup Mortgage Loan Trust, Inc., 2004-HE1 A (1 Month LIBOR USD + 0.330%) (a)(c)	09/25/2033	1.88%	158,156	158,108
Cold Storage Trust, 2017-ICE3 A (1 Month LIBOR USD + 1.000%) (a)(c)	04/15/2036	2.48%	375,000	375,929
Commercial Mortgage Trust, 2012-CR4 A2	10/15/2045	1.80%	89,897	89,827
CSMC Trust, 2015-2 A2 (a)(d)	02/25/2045	3.00%	55,987	55,984
Fannie Mae Aces
Series 2015-M1 ASQ2	02/25/2018	1.63%	22,172	22,145
Series 2013-M7 ASQ2	03/26/2018	1.23%	5,679	5,663
Series 2014-M8 FA (1 Month LIBOR USD + 0.250%) (c)	05/25/2018	1.49%	17,470	17,456
Series 2014-M10 ASQ2 (d)	09/25/2019	2.17%	243,482	243,479
Series 2010-M3 A3 (d)	03/25/2020	4.33%	275,655	284,182
Fannie Mae Connecticut Avenue Securities, 2017-C02 2M1
(1 Month LIBOR USD + 1.150%) (c)	09/25/2029	2.70%	306,812	309,599
Fannie Mae Pool	12/01/2027	2.50%	328,460	330,310
Fannie Mae Pool	01/01/2027	2.50%	377,064	378,254
FHLMC Multifamily Structured Pass Through Certificates
Series K-705 A2	09/25/2018	2.30%	285,000	285,378
Series K-708 A2	01/25/2019	2.13%	28,280	28,296
Series K-709 A2	03/25/2019	2.09%	25,000	25,002
Series K-710 A2	05/25/2019	1.88%	50,000	49,895
Series KP04 AG2 (1 Month LIBOR USD + 0.200%) (c)	10/25/2019	1.55%	285,000	285,361
Series K-722 A1	05/25/2022	2.18%	360,627	357,360
Series K-052 A1	01/25/2025	2.60%	556,786	559,718

The accompanying notes are an integral part of these consolidated financial statements.

32 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Flagstar Mortgage Trust, 2017-2 A5 (a)(d)	10/25/2047	3.50%	$242,828	$245,398
Freddie Mac Structured Agency Credit Risk Debt Notes, 2013-DN2 M1
(1 Month LIBOR USD + 1.450%) (c)	11/25/2023	3.00%	10,414	10,425
FREMF Mortgage Trust
Series 2011-K704 B (a)(d)	10/25/2030	4.54%	400,000	404,025
Series 2011-K702 B (a)(d)	04/25/2044	4.77%	715,000	715,181
Series 2012-K708 B (a)(d)	02/25/2045	3.75%	150,000	151,682
Series 2013-KF02 B (1 Month LIBOR USD + 3.000%) (a)(c)	12/25/2045	4.37%	45,874	46,059
GAHR Commercial Mortgage Trust, 2015-NRF AFL1 (1 Month LIBOR USD + 1.300%) (a)(c)	12/15/2034	2.55%	53,041	53,058
GP Portfolio Trust, 2014-GPP A (1 Month LIBOR USD + 1.200%) (a)(c)	02/15/2027	2.68%	223,237	223,262
JP Morgan Mortgage Trust, 2016-1 A5 (a)(d)	05/25/2046	3.50%	253,032	256,738
JPMBB Commercial Mortgage Securities Trust, 2013-C12 A2	07/15/2045	2.42%	116,372	116,453
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-MAUI A (1 Month LIBOR USD + 0.830%) (a)(c)	07/15/2034	2.31%	435,000	435,275
Series 2010-C2 A2 (a)	11/15/2043	3.62%	30,607	30,972
Series 2012-C8 ASB	10/15/2045	2.38%	48,010	47,930
Series 2011-C3 A3 (a)	02/15/2046	4.39%	291,746	293,249
MASTR Asset Securitization Trust, 2004-1 4A1	02/25/2019	4.50%	25,416	25,438
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	1.95%	255,000	255,000
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	295,742	302,588
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	184,226	186,957
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	423,810	431,158
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	384,004	395,421
Opteum Mortgage Acceptance Corp., 2005-1 M3 (1 Month LIBOR USD + 0.860%) (c)	02/25/2035	2.41%	30,323	30,324
Sequoia Mortgage Trust, 2015-3 A4 (a)(d)	07/25/2045	3.50%	95,048	96,498
VNDO Mortgage Trust, 2013-PENN (a)	12/13/2029	3.81%	125,000	128,853
Wells Fargo Commercial Mortgage Trust, 2015-C26 A1	02/15/2048	1.45%	55,323	54,936
WFRBS Commercial Mortgage Trust, 2012-C8 A2	08/15/2045	1.88%	22	21
TOTAL MORTGAGE BACKED SECURITIES (Cost $8,861,580)				8,798,847

MUNICIPAL BONDS: 0.59%
City of Lubbock, TX	02/15/2018	4.44%	25,000	25,082
County of Forsyth, NC	04/01/2020	3.55%	30,000	30,848
Louisiana Local Government Environmental Facilities & Community Development Authority	02/01/2021	3.22%	206,150	207,158
Maricopa County School District No. 28 Kyrene Elementary	07/01/2019	5.38%	15,000	15,732
North Carolina Eastern Municipal Power Agency	07/01/2018	2.00%	60,000	60,020
Rosemount-Apple Valley-Eagan Independent School District No. 196	02/01/2019	5.00%	25,000	25,828
St. Paul Housing & Redevelopment Authority	07/01/2018	1.84%	60,000	59,939
State of Ohio	04/01/2018	3.66%	45,000	45,226
University of Texas System	08/15/2018	3.81%	25,000	25,305
TOTAL MUNICIPAL BONDS (Cost $494,683)				495,138

U.S. GOVERNMENT AGENCY ISSUES: 10.47%
Federal Farm Credit Banks	07/24/2019	1.40%	450,000	446,595
Federal Farm Credit Banks	10/21/2019	1.44%	250,000	247,749
Federal Farm Credit Banks	05/08/2020	1.55%	1,000,000	988,742
Federal Farm Credit Banks	10/26/2020	1.75%	400,000	396,231
Federal Farm Credit Banks	11/27/2020	1.90%	625,000	621,859
Federal Home Loan Banks	06/12/2020	1.75%	2,855,000	2,835,677
Federal Home Loan Mortgage Corp.	04/20/2020	1.38%	615,000	606,307
Federal National Mortgage Association	08/28/2019	1.00%	725,000	714,306
Federal National Mortgage Association	10/24/2019	1.00%	570,000	560,706
Federal National Mortgage Association	02/28/2020	1.50%	1,220,000	1,207,340
Ginnie Mae II Pool (d)	07/20/2060	5.31%	13,130	13,504
Ginnie Mae II Pool (d)	07/20/2062	4.55%	18,845	19,288

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 33

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES (continued)
Ginnie Mae II Pool (d)	08/20/2062	4.09%	$40,330	$41,191
Small Business Administration Participation Certificates	11/01/2032	2.09%	15,150	14,786
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $8,805,285)				8,714,281

U.S. GOVERNMENT NOTES: 4.68%
United States Treasury Note	01/31/2020	1.25%	580,000	572,320
United States Treasury Note	03/31/2020	1.13%	1,500,000	1,474,395
United States Treasury Note	07/15/2020	1.50%	915,000	905,207
United States Treasury Note	04/30/2022	1.88%	635,000	627,410
United States Treasury Note	08/31/2022	1.88%	200,000	197,188
United States Treasury Note	09/30/2022	1.75%	125,000	122,496
TOTAL U.S. GOVERNMENT NOTES (Cost $3,932,159)				3,899,016

SHORT TERM INVESTMENT: 4.50%
MONEY MARKET FUND: 4.50%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 1.18% (e)(f)			3,748,612	3,748,612
TOTAL MONEY MARKET FUND (Cost $3,748,612)				3,748,612
TOTAL SHORT TERM INVESTMENT (Cost $3,748,612)				3,748,612

TOTAL INVESTMENTS (Cost $62,931,606): 75.22%				62,620,302
Other Assets in Excess of Liabilities: 24.78% (g)				20,626,736
TOTAL NET ASSETS: 100.00%				$83,247,038

(a)
Security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2017, the value of these securities total $15,880,025 which represents 19.08% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(d)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of December 31, 2017.
(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2017.
(f)	All or a portion of this security is held by LCLSCS Fund Limited and pledged as collateral for derivative contracts.
(g)	Includes assets pledged as collateral for swap contracts.

LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these consolidated financial statements.

34 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts

LoCorr Long/Short Commodities Strategy Fund
Consolidated Schedule of Swap Contracts
December 31, 2017

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCLSCS Fund Limited. See Note 1.

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation (Depreciation)*	Counterparty
12/16/2022	LoCorr Commodities Index^	0.50%	Quarterly	$ 73,100,000	$ (11,519,719)	Deutsche Bank AG

^	Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures contracts, foreign currency and other similar investments. See Notes 2 & 3.

*	Unrealized depreciation is a payable on the Fund’s consolidated statement of assets and liabilities.

The 50 largest components of the basket as of December 31, 2017 are shown below: ^

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Futures:
Purchase Contracts: (1)
WTI Crude (NYMEX)	02/20/2018	1,588.56	$95,496,194	10.78%
Brent Crude (ICE)	02/28/2018	1,253.98	82,800,086	9.35%
Copper (COMEX)	07/27/2018	317.69	26,318,496	2.97%
Sugar No. 11	04/30/2018	1,371.54	22,988,048	2.60%
Gasoline RBOB	02/28/2018	247.13	18,792,444	2.12%
Heating Oil	02/28/2018	201.79	17,314,987	1.95%
WTI Crude (NYMEX)	05/22/2018	258.79	15,479,405	1.75%
Low Sulphur Gasoil	02/12/2018	239.13	14,434,381	1.63%
Cotton No.2	05/08/2018	286.29	11,279,108	1.27%
Brent Crude (ICE)	03/29/2018	157.34	10,340,689	1.17%
WTI Crude (NYMEX)	03/20/2018	166.23	9,989,842	1.13%
Soybean Oil	07/13/2018	489.48	9,847,361	1.11%
Live Cattle	06/29/2018	186.95	8,499,673	0.96%
Feeder Cattle	01/25/2018	114.00	8,271,521	0.93%
Coffee	09/18/2018	161.37	8,021,124	0.91%
Copper (COMEX)	05/29/2018	96.90	7,996,935	0.90%
Live Cattle	04/30/2018	142.23	6,977,923	0.79%
Feeder Cattle	05/24/2018	93.79	6,651,519	0.75%
Wheat	03/14/2018	296.91	6,307,486	0.71%
Copper (LME)	03/21/2018	29.34	5,275,062	0.60%
Low Sulphur Gasoil	03/12/2018	75.56	4,542,159	0.51%
Palladium	03/27/2018	32.00	3,361,041	0.38%
Brent Crude (ICE)	04/30/2018	50.67	3,317,132	0.37%
Zinc	03/21/2018	38.22	3,154,515	0.36%
WTI Crude (NYMEX)	04/20/2018	50.67	3,039,965	0.34%
Corn	03/14/2018	133.34	2,337,668	0.26%
Total Purchase Contracts			412,834,764	46.60%

Sale Contracts: (1)
WTI Crude (NYMEX)	01/22/2018	2,017.14	$121,179,474	13.68%
Brent Crude (ICE)	01/31/2018	1,219.31	81,016,894	9.15%
Copper (COMEX)	03/27/2018	332.80	27,349,967	3.09%
Sugar No. 11	02/28/2018	1,397.32	23,623,584	2.67%
Live Cattle	02/28/2018	338.96	16,492,134	1.86%

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts (continued) | 35

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure

Sale Contracts (continued)
Gasoline RBOB	01/31/2018	205.35	$15,462,217	1.75%
Feeder Cattle	03/29/2018	207.79	14,728,571	1.66%
Silver	03/27/2018	120.90	10,289,894	1.16%
Heating Oil	01/31/2018	118.23	10,273,267	1.16%
Soybean Oil	03/14/2018	511.70	10,183,931	1.15%
Low Sulphur Gasoil	01/11/2018	165.35	9,957,915	1.12%
Cotton No.2	03/07/2018	243.62	9,577,928	1.08%
Gold	02/26/2018	72.01	9,400,635	1.06%
Wheat	05/14/2018	350.25	7,663,850	0.87%
WTI Crude (ICE)	02/16/2018	107.56	6,466,704	0.73%
Corn	05/14/2018	329.80	5,917,875	0.67%
Coffee	03/19/2018	119.59	5,628,193	0.64%
Soybean	03/14/2018	115.56	5,547,787	0.63%
Natural Gas	02/26/2018	113.80	3,349,214	0.38%
Coffee	05/18/2018	67.56	3,238,466	0.37%
Lean Hogs	02/14/2018	92.75	2,675,841	0.30%
Total Sale Contracts(1)			400,024,343	45.18%
Other Futures			35,632,577	4.01%
Total Futures			$848,491,684	95.79%

Cash and Foreign Currency		Quantity	Notional Amount
Cash and Foreign Currency Purchased: (1)
U.S. Dollar		12,528,310	$12,528,310	1.41%
Malaysian Ringgit		11,192,662	2,765,669	0.31%
Total Cash and Foreign Currency Purchased			15,293,979	1.72%

Cash and Foreign Currency Sold: (1)
European Euro		15,119,786	$18,141,421	2.05%
Other Cash and Foreign Currency			1,844,524	0.21%
Total Cash and Foreign Currency			35,279,924	3.98%

Forward Currency Contracts			2,062,361	0.23%
Total Underlying Positions			$885,833,968	100.00%

^
The investment is not a direct holding of LoCorr Long/Short Commodities Strategy Fund. The top 50 holdings and other futures, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional values of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

COMEX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
LME	London Metal Exchange
NYMEX	New York Mercantile Exchange

The accompanying notes are an integral part of these consolidated financial statements.

36 | LoCorr Multi-Strategy Fund - Consolidated Schedule of Investments

LoCorr Multi-Strategy Fund

Composition of Consolidated Investment Portfolio1
December 31, 2017 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
December 31, 2017

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 5.63%
Administrative and Support and Waste Management and Remediation Services: 0.24%
TICC Capital Corp.	10,796	$61,969

Finance and Insurance: 4.90%
Alcentra Capital Corp.	7,009	58,806
Apollo Investment Corp.	40,127	227,119
Ares Capital Corp.	22,294	350,462
Capitala Finance Corp.	8,547	62,222
FS Investment Corp.	8,344	61,328
Hercules Capital, Inc.	19,751	259,133
New Mountain Finance Corp.	8,661	117,357
OFS Capital Corp.	5,387	64,105
THL Credit, Inc.	6,988	63,241
		1,263,773
Management of Companies and Enterprises: 0.49%
Newtek Business Services Corp.	6,870	127,026
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $1,509,894)		1,452,768

CLOSED-END INVESTMENT COMPANIES: 5.11%
GAMCO Global Gold Natural Resources & Income Trust	22,465	117,043
Invesco Dynamic Credit Opportunities Fund	27,768	325,163
Nuveen Credit Strategies Income Fund	15,019	123,456
Nuveen Global High Income Fund	7,307	123,561
PIMCO Dynamic Credit and Mortgage Income Fund	11,785	264,456
Western Asset Emerging Markets Debt Fund, Inc.	15,656	243,451
Western Asset Global High Income Fund, Inc.	12,024	122,885
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $1,317,517)		1,320,015

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Schedule of Investments (continued) | 37

	Shares	Value
COMMON STOCKS: 21.97%
Accommodation and Food Services: 0.56%
DineEquity, Inc.	2,621	$132,963
Fogo De Chao, Inc. (a)	1,044	12,110
		145,073
Finance and Insurance: 2.79%
Credit Acceptance Corp. (a)	2,223	719,096

Information: 6.36%
CenturyLink, Inc.	4,888	81,532
Frontier Communications Corp.	6,669	45,082
Gogo, Inc. (a)	84,171	949,449
Nexstar Broadcasting Group, Inc.	3,420	267,444
Sinclair Broadcast Group, Inc.	7,846	296,971
		1,640,478
Manufacturing: 2.31%
Lear Corp.	1,174	207,399
Tenneco, Inc.	6,645	388,998
		596,397
Mining, Quarrying, and Oil and Gas Extraction: 1.06%
Pattern Energy Group, Inc.	12,789	274,836

Professional, Scientiﬁc, and Technical Services: 0.87%
Macquarie Infrastructure Corp.	1,712	109,910
National CineMedia, Inc.	16,675	114,390
		224,300
Real Estate and Rental and Leasing: 1.83%
AerCap Holdings NV (a)(b)	5,242	275,782
Arlington Asset Investment Corp.	5,256	61,916
Fortress Transportation & Infrastructure Investors LLC	6,715	133,830
		471,528
Retail Trade: 3.54%
Advance Auto Parts, Inc.	4,215	420,193
Macy’s, Inc.	4,717	118,821
Signet Jewelers Ltd. (b)	6,612	373,909
		912,923
Transportation and Warehousing: 2.65%
GasLog Partners LP (b)	7,638	189,041
Golar LNG Partners LP (b)	10,927	249,136
Hoegh LNG Partners LP (b)	6,246	116,488
Targa Resources Corp.	2,692	130,347
		685,012
TOTAL COMMON STOCKS (Cost $4,979,377)		5,669,643

CONVERTIBLE PREFERRED STOCK: 1.60%
Utilities: 1.60%
Kinder Morgan, Inc., Series A, 9.750%	10,906	413,992
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $494,913)		413,992

MASTER LIMITED PARTNERSHIPS: 11.48%	Units
Manufacturing: 1.33%
Alon USA Partners, LP	11,336	193,732
CVR Refining LP	9,043	149,662
		343,394

The accompanying notes are an integral part of these consolidated financial statements.

38 | LoCorr Multi-Strategy Fund - Consolidated Schedule of Investments (continued)

	Units	Value
MASTER LIMITED PARTNERSHIPS (continued)
Mining, Quarrying, and Oil and Gas Extraction: 1.90%
Alliance Resource Partners LP	6,282	$123,755
SunCoke Energy Partners LP	14,072	245,557
USA Compression Partners LP	7,240	119,750
		489,062
Real Estate and Rental and Leasing: 1.02%
Icahn Enterprises LP	4,973	263,569

Retail Trade: 3.10%
Crestwood Equity Partners LP	16,740	431,892
Global Partners LP	15,199	253,823
Sunoco LP	4,041	114,764
		800,479
Transportation and Warehousing: 3.13%
Energy Transfer Partners LP	18,724	335,525
MPLX LP	7,134	253,043
Summit Midstream Partners LP	10,738	220,129
		808,697
Wholesale Trade: 1.00%
Martin Midstream Partners LP	6,212	86,968
NGL Energy Partners LP	12,099	169,991
		256,959
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $2,689,534)		2,962,160

PREFERRED STOCKS: 1.00%	Shares
Transportation and Warehousing: 0.52%
Hoegh LNG Partners LP, Series A, 8.750% (a)(b)	4,942	132,989

Wholesale Trade: 0.48%
NGL Energy Partners LP, Class B, (9.000% to 07/01/22 then 3 Month LIBOR USD + 7.213%)	5,109	124,660
TOTAL PREFERRED STOCKS (Cost $243,658)		257,649

PUBLICLY TRADED PARTNERSHIPS: 4.48%	Units
Apollo Global Management LLC	6,612	221,304
Blackstone Group LP/The	11,754	376,363
Carlyle Group LP/The	14,694	336,492
Oaktree Capital Group LLC	5,269	221,825
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $921,948)		1,155,984

REAL ESTATE INVESTMENT TRUSTS: 8.93%	Shares
Administrative and Support and Waste Management and Remediation Services: 0.46%
Ladder Capital Corp.	8,764	119,453

Finance and Insurance: 4.67%
AGNC Investment Corp.	5,750	116,093
Apollo Commercial Real Estate Finance, Inc.	13,299	245,367
Chimera Investment Corp.	6,713	124,056
CYS Investments, Inc.	7,958	63,903
DDR Corp.	12,354	110,692
New Senior Investment Group, Inc.	14,798	111,873
New York Mortgage Trust, Inc.	10,218	63,045
Oxford Lane Capital Corp.	6,467	64,993
PennantPark Investment Corp.	9,179	63,427
Starwood Property Trust, Inc.	11,269	240,593
		1,204,042

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Schedule of Investments (continued) | 39

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (continued)
Real Estate and Rental and Leasing: 3.80%
Annaly Capital Management, Inc.	10,160	$120,802
CBL & Associates Properties, Inc.	19,383	109,708
Gaming and Leisure Properties, Inc.	1,401	51,837
Hospitality Properties Trust	3,966	118,385
New Residential Investment Corp.	7,047	126,000
PennyMac Mortgage Investment Trust	3,920	62,994
Two Harbors Investment Corp.	6,831	111,072
Uniti Group, Inc.	3,825	68,047
Washington Prime Group, Inc.	29,896	212,860
		981,705
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,413,629)		2,305,200

SHORT TERM INVESTMENT : 6.19%
MONEY MARKET FUND: 6.19%
STIT-Government & Agency Portfolio, Institutional Class, 1.18% (c)(d)	1,598,157	1,598,157
TOTAL MONEY MARKET FUND (Cost $1,598,157)		1,598,157
TOTAL SHORT TERM INVESTMENT (Cost $1,598,157)		1,598,157

TOTAL INVESTMENTS (Cost $16,168,627): 66.39%		17,135,568
Other Assets in Excess of Liabilities: 33.61% (e)		8,673,157
TOTAL NET ASSETS: 100.00%		$25,808,725

(a)	Non-dividend expense producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2017.
(d)	All or a portion of this security is held by LCMSF Fund Limited and pledged as collateral for swap contracts.
(e)	Includes assets pledged as collateral for swap contracts and securities sold short.

LIBOR     London Interbank Offered Rate

The accompanying notes are an integral part of these consolidated financial statements.

40 | LoCorr Multi-Strategy Fund - Consolidated Schedule of Securities Sold Short

LoCorr Multi-Strategy Fund

Consolidated Schedule of Securities Sold Short
December 31, 2017

	Shares	Value
COMMON STOCKS: (0.99)%
Other Services (except Public Administration): (0.56)%
Regis Corp. (a)	(9,439)	$(144,983)

Retail Trade: (0.43)%
Tiffany & Co.	(1,059)	(110,083)
TOTAL COMMON STOCKS (Proceeds $221,117)		(255,066)
TOTAL SECURITIES SOLD SHORT (Proceeds $221,117)		$(255,066)

(a)	Non-dividend expense producing security.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Schedule of Swap Contracts | 41

LoCorr Multi-Strategy Fund

Consolidated Schedule of Swap Contracts
December 31, 2017

LONG TOTAL RETURN SWAP CONTRACTS

This investment is a holding of LCMSF Fund Limited. See Note 1.

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized Appreciation (Depreciation)*	Counterparty
04/14/2020	LoCorr Multi-Strategy Index^	0.50%	Quarterly	$ 28,101,783	$ (460,266)	Deutsche Bank AG

^
Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures, forward currency contracts, foreign currency and other similar investments. See Notes 2 & 3

*	Unrealized depreciation is a payable on the Fund’s consolidated statement of assets and liabilities.

The 50 largest components of the basket as of December 31, 2017 are shown below: ^

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Futures:
Purchase Contracts: (1)
Euro-Bobl	03/08/2018	71.36	$11,269,603	5.27%
Euro-Bund	03/08/2018	26.03	5,049,709	2.36%
U.S. 30 Yr Note	03/20/2018	26.87	4,105,358	1.92%
Long Gilt	03/27/2018	23.51	3,972,661	1.86%
Russell 2000 Mini Index	03/16/2018	42.82	3,315,290	1.55%
Australian 10 Yr Bond	03/15/2018	3.36	2,594,544	1.21%
Euro-Stoxx 50 Index	03/16/2018	56.25	2,353,394	1.10%
DAX Index	03/16/2018	5.88	2,262,745	1.06%
Japanese 10 Yr Bond	03/13/2018	1.68	2,246,775	1.05%
WTI Crude (NYMEX)	02/20/2018	37.33	2,244,038	1.05%
Nasdaq 100 E-Mini Index	03/16/2018	16.79	2,158,125	1.01%
Tokyo Price Index	03/08/2018	12.59	2,033,005	0.95%
FTSE 100 Index	03/16/2018	19.31	1,994,271	0.93%
Low Sulphur Gasoil	02/12/2018	32.48	1,960,848	0.92%
S&P500 E-Mini Index	03/16/2018	13.43	1,802,999	0.84%
Copper	03/21/2018	9.08	1,633,610	0.76%
Hang Seng Index	01/30/2018	8.40	1,609,859	0.75%
Heating Oil	01/31/2018	17.37	1,509,372	0.71%
Euro-Schatz	03/08/2018	10.91	1,466,332	0.69%
Aluminum	03/21/2018	25.83	1,455,816	0.68%
Brent Crude (ICE)	02/28/2018	21.58	1,424,835	0.67%
Nikkei 225 Index	03/08/2018	6.72	1,355,486	0.63%
Zinc	03/21/2018	16.01	1,321,224	0.62%
Gasoline RBOB	01/31/2018	16.16	1,217,044	0.57%
10 Yr Mini JGB	03/12/2018	7.56	1,011,183	0.47%
CAC 40 10 Euro Index	01/19/2018	13.43	856,626	0.40%
3 Mo Euro Euribor	06/17/2019	2.52	756,095	0.35%
Total Purchase Contracts			64,980,847	30.38%

Sale Contracts: (1)
90 Day Euro	06/17/2019	138.52	$33,846,691	15.84%
U.S. 2 Yr Note	03/29/2018	121.73	26,062,384	12.20%
U.S. 5 Yr Note	03/29/2018	152.80	17,744,693	8.31%
U.S. 10 Yr Note	03/20/2018	74.72	9,262,845	4.34%

The accompanying notes are an integral part of these consolidated financial statements.

42 | LoCorr Multi-Strategy Fund - Consolidated Schedule of Swap Contracts (continued)

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure

Sale Contracts (continued)
90 Day Sterling	06/19/2019	43.66	$7,302,206	3.42%
Canadian 10 Yr Bond	03/20/2018	26.03	2,792,855	1.31%
Silver	03/27/2018	18.79	1,599,453	0.75%
WTI Crude (NYMEX)	01/22/2018	20.73	1,245,193	0.58%
Total Sale Contracts			99,856,320	46.75%
Other Futures			8,670,382	4.06%
Total Futures			173,507,549	81.19%

Forward Currency Contracts:			Currency to be Delivered (in USD)		Currency to be Received (in USD)
Purchase Contracts: (1)
USD/EUR	03/21/2018	U.S. Dollar	$6,826,276	European Euro	$6,941,109	3.25%
USD/GBP	03/21/2018	U.S. Dollar	4,986,944	British Pound	5,023,632	2.35%
Total Purchase Contracts					11,964,741	5.60%

			Currency to be Delivered (in USD)		Currency to be Received (in USD)
Sales Contracts: (1)
AUD/USD	03/21/2018	Australian Dollar	$5,830,226	U.S. Dollar	$5,721,092	2.68%
CHF/USD	03/21/2018	Swiss Franc	3,747,320	U.S. Dollar	3,700,857	1.73%
JPY/USD	03/22/2018	Japanese Yen	2,960,721	U.S. Dollar	2,958,846	1.38%
NZD/USD	03/21/2018	New Zealand Dollar	2,089,105	U.S. Dollar	2,053,543	0.96%
MXN/USD	03/21/2018	Mexican Peso	1,140,429	U.S. Dollar	1,142,373	0.53%
CAD/USD	03/21/2018	Canadian Dollar	1,007,813	U.S. Dollar	997,323	0.47%
Total Sale Contracts					16,574,033	7.75%
Other Forward Currency Contracts					164,220	0.09%
Total Forward Currency Contracts					28,702,994	13.44%

Cash and Foreign Currency	Quantity	Notional Amount
Cash and Foreign Currency Purchased:(1)
British Pound	1,220,175	$1,647,416	0.77%
Hong Kong Dollar	10,602,079	1,357,005	0.64%
Canadian Dollar	1,436,216	1,142,574	0.53%
Mexican Peso	17,746,074	902,534	0.42%
Total Cash and Foreign Currency Purchased		5,049,529	2.36%

Cash and Foreign Currency Sold: (1)	3,178,973
U.S. Dollar	976,368	$3,178,973	1.49%
European Euro	762,070	1,171,492	0.55%
Swiss Franc		782,052	0.37%
Total Cash and Foreign Currency Sold		5,132,517	2.41%
Other Cash and Foreign Currency		1,259,016	0.60%
Total Cash and Foreign Currency		11,441,062	5.37%

Total Underlying Positions		$213,651,605	100.00%

^
The investment is not a direct holding of LoCorr Multi-Strategy Fund. The top 50 holdings and other futures, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional values of the positions within the underlying swap basket.

(1)	Represents the 50 largest components of the basket.

ICE                   Intercontinental Exchange
NYMEX          New York Mercantile Exchange

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments | 43

LoCorr Market Trend Fund

Composition of Consolidated Investment Portfolio1
December 31, 2017 (Unaudited)

[1]	As a percentage of total investments.

Consolidated Schedule of Investments
December 31, 2017

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 19.89%
AEP Texas Central Transition Funding II LLC, 2006-2 A4	01/01/2020	5.17%	$993,717	$993,894
Ally Auto Receivables Trust, 2014-2 A3	04/15/2019	1.25%	166,321	166,286
AmeriCredit Automobile Receivables Trust, 2016-3 A2A	11/08/2019	1.37%	1,454,131	1,453,502
Cabela’s Credit Card Master Note Trust, 2016-1 A1	06/15/2022	1.78%	5,240,000	5,209,448
California Republic Auto Receivables Trust, 2015-4 A3 (a)	01/15/2020	2.04%	2,221,641	2,222,732
Capital One Multi-Asset Execution Trust
Series 2015-5A	05/17/2021	1.60%	7,250,000	7,242,859
Series 2016-A1 A1 (1 Month LIBOR USD + 0.450%) (c)	02/15/2022	1.93%	4,500,000	4,521,311
CarMax Auto Owner Trust, 2015-3 A3	05/15/2020	1.63%	3,987,938	3,981,393
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2	08/15/2019	3.46%	1,206,880	1,209,856
Chase Issuance Trust
Series 2015-A5	04/15/2020	1.36%	6,575,000	6,567,902
Series 2013-9A (1 Month LIBOR USD + 0.420%) (c)	11/16/2020	1.90%	4,350,841	4,362,652
Chrysler Capital Auto Receivables Trust, 2016-B A2 (a)	01/15/2020	1.36%	1,483,390	1,481,671
Citibank Credit Card Issuance Trust
Series 2008-A1	02/07/2020	5.35%	4,270,000	4,285,434
Series 2017-A2	01/19/2021	1.74%	6,500,000	6,485,499
Series 2017-A9	09/20/2021	1.80%	2,875,000	2,860,293
Discover Card Execution Note Trust
Series 2016-A1	07/15/2021	1.64%	6,500,000	6,479,429
Series 2012-A6	01/18/2022	1.67%	5,750,000	5,717,462
Entergy Arkansas Restoration Funding LLC, 2010-A A1	08/01/2021	2.30%	3,984,172	3,987,574
Entergy Texas Restoration Funding LLC, 2009-A A2	08/01/2019	3.65%	440,919	442,382
Evergreen Credit Card Trust Series, 2017-1 A (1 Month LIBOR USD + 0.260%) (a)(b)(c)	10/15/2021	1.74%	1,750,000	1,752,603

The accompanying notes are an integral part of these consolidated financial statements.

44 | LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust
Series 2016-B A3	10/15/2020	1.33%	$1,700,000	$1,692,025
Series 2017-C A3	03/15/2022	2.01%	2,725,000	2,717,010
GM Financial Automobile Leasing Trust, 2016-1 A3	07/20/2019	1.64%	4,093,774	4,089,084
GM Financial Consumer Automobile Receivables Trust
Series 2017-1A A2A (a)	03/16/2020	1.51%	3,545,481	3,540,115
Series 2017-2A A2A (a)	05/18/2020	1.61%	2,475,000	2,470,487
Honda Auto Receivables Owner Trust
Series 2016-1 A3	12/18/2019	1.22%	4,619,755	4,602,548
Series 2017-4 A2	01/21/2020	1.80%	3,180,000	3,177,514
Huntington Auto Trust, 2015-1 A3	09/16/2019	1.24%	2,054,635	2,051,636
Hyundai Auto Lease Securitization Trust, 2017-C A3 (a)	02/16/2021	2.12%	3,500,000	3,490,312
Hyundai Auto Receivables Trust, 2016-B A3	04/15/2021	1.29%	5,420,000	5,362,418
Nissan Auto Receivables Owner Trust, 2015-C	05/15/2020	1.37%	4,695,381	4,680,386
Santander Retail Auto Lease Trust, 2017-A A2A (a)	03/20/2020	2.02%	3,575,000	3,568,972
Synchrony Credit Card Master Note Trust, 2016-1 A	03/15/2022	2.04%	3,958,000	3,956,678
TCF Auto Receivables Owner Trust
Series 2016-1A A3 (a)	04/15/2021	1.71%	7,000,000	6,977,058
Series 2016-PT1 A (a)	06/15/2022	1.93%	3,064,470	3,053,317
Verizon Owner Trust
Series 2016-1A A (a)	01/20/2021	1.42%	2,613,000	2,595,837
Series 2017-2A A (a)	12/20/2021	1.92%	3,145,000	3,124,136
TOTAL ASSET BACKED SECURITIES (Cost $132,872,304)				132,573,715

FOREIGN GOVERNMENT BONDS: 1.42%
European Investment Bank (b)	03/15/2018	1.00%	6,000,000	5,992,560
European Investment Bank (b)	05/15/2018	1.25%	1,000,000	998,530
European Investment Bank (b)	08/15/2018	1.13%	2,500,000	2,489,095
TOTAL FOREIGN GOVERNMENT BONDS (Cost $9,476,750)				9,480,185

MORTGAGE BACKED SECURITIES: 6.94%
Fannie Mae Aces
Series 2015-M1 ASQ2	02/25/2018	1.63%	354,509	354,079
Series 2015-M7 ASQ2	04/25/2018	1.55%	1,360,892	1,359,122
Series 2014-M8 FA (1 Month LIBOR USD + 0.250%) (c)	05/25/2018	1.49%	204,403	204,230
Series 2013-M13 FA (1 Month LIBOR USD + 0.350%) (c)	05/25/2018	1.90%	403,101	402,400
Series 2013-M14 FA (1 Month LIBOR USD + 0.350%) (c)	08/25/2018	1.90%	993,219	994,211
Series 2009-M2 A3	01/25/2019	4.00%	1,666,157	1,683,010
Series 2014-M10 ASQ2 (d)	09/25/2019	2.17%	4,400,717	4,400,666
Series 2010-M1 A2	09/25/2019	4.45%	2,826,054	2,900,875
Series 2010-M3 A3 (d)	03/25/2020	4.33%	2,825,854	2,913,272
Series 2010-M7 A2	11/25/2020	3.66%	1,121,242	1,149,180
FHLMC Multifamily Structured Pass Through Certificates
Series K-703 A2	05/25/2018	2.70%	3,721,402	3,724,560
Series K-705 A2	09/25/2018	2.30%	4,000,000	4,005,308
Series K-708 A2	01/25/2019	2.13%	1,319,713	1,320,480
Series K006 A1	07/25/2019	3.40%	1,006,797	1,018,202
Series KP04 AG2 (1 Month LIBOR USD + 0.200%) (c)	10/25/2019	1.55%	3,215,000	3,219,076
Series K-504 A1	10/25/2019	1.68%	5,020,351	4,990,778
FREMF Multifamily Aggregation Risk Transfer Trust, 2017-KT01 A (1 Month LIBOR USD + 0.320%) (c)	02/25/2020	1.56%	5,890,000	5,904,473
NCUA Guaranteed Notes Trust, 2010-R1 1A (1 Month LIBOR USD + 0.450%) (c)	10/07/2020	1.78%	5,752,908	5,761,926
TOTAL MORTGAGE BACKED SECURITIES (Cost $46,250,296)				46,305,848

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued) | 45

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: 46.70%
Federal Farm Credit Banks	09/14/2018	0.88%	$12,000,000	$11,928,900
Federal Farm Credit Banks	07/24/2019	1.40%	6,000,000	5,954,604
Federal Farm Credit Banks	09/27/2019	1.55%	13,000,000	12,911,496
Federal Farm Credit Banks	10/21/2019	1.44%	13,200,000	13,081,121
Federal Farm Credit Banks	05/08/2020	1.55%	18,590,000	18,380,714
Federal Farm Credit Banks	10/13/2020	1.68%	8,000,000	7,919,488
Federal Farm Credit Banks	10/26/2020	1.75%	21,430,000	21,228,087
Federal Farm Credit Banks	11/27/2020	1.90%	3,000,000	2,984,922
Federal Home Loan Banks	06/14/2019	1.63%	20,000,000	19,920,320
Federal Home Loan Banks	08/05/2019	0.88%	5,055,000	4,972,801
Federal Home Loan Banks	06/12/2020	1.75%	18,150,000	18,027,161
Federal Home Loan Banks	09/28/2020	1.38%	10,565,000	10,380,894
Federal Home Loan Mortgage Corp.	04/15/2019	1.13%	8,000,000	7,926,776
Federal Home Loan Mortgage Corp.	07/19/2019	0.88%	25,440,000	25,042,220
Federal Home Loan Mortgage Corp.	01/17/2020	1.50%	26,185,000	25,937,238
Federal Home Loan Mortgage Corp.	09/29/2020	1.63%	9,140,000	9,035,585
Federal Home Loan Mortgage Corp.	11/17/2020	1.88%	11,715,000	11,653,602
Federal National Mortgage Association	08/02/2019	0.88%	21,000,000	20,663,433
Federal National Mortgage Association	08/28/2019	1.00%	21,610,000	21,291,231
Federal National Mortgage Association	10/24/2019	1.00%	22,545,000	22,177,381
Federal National Mortgage Association	11/26/2019	1.75%	8,495,000	8,466,261
Federal National Mortgage Association	02/28/2020	1.50%	11,560,000	11,440,042
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $314,652,680)				311,324,277

U.S. GOVERNMENT NOTES: 2.62%
United States Treasury Note	02/28/2019	1.13%	6,000,000	5,950,781
United States Treasury Note	01/31/2020	1.25%	2,000,000	1,973,516
United States Treasury Note	03/31/2020	1.13%	7,000,000	6,880,508
United States Treasury Note	07/15/2020	1.50%	2,700,000	2,671,102
TOTAL U.S. GOVERNMENT NOTES (Cost $17,587,285)				17,475,907

SHORT TERM INVESTMENTS: 8.88%
U.S. GOVERNMENT NOTES: 1.12%
United States Treasury Note	05/31/2018	0.88%	4,500,000	4,489,805
United States Treasury Note	10/31/2018	1.75%	3,000,000	2,999,883
TOTAL U.S. GOVERNMENT NOTES (Cost $7,495,296)				7,489,688

MONEY MARKET FUND: 7.76%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 1.18% (e)(f)			51,738,453	51,738,453
TOTAL MONEY MARKET FUND (Cost $51,738,453)				51,738,453
TOTAL SHORT TERM INVESTMENTS (Cost $59,233,749)				59,228,141

TOTAL INVESTMENTS (Cost $580,073,064): 86.45%				576,388,073
Other Assets in Excess of Liabilities: 13.55% (g)				90,313,013
TOTAL NET ASSETS: 100.00%				$666,701,086

(a)
Security as defined in Rule 144(a) under the Securities Act of 1933  and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2017,  the value of these securities total $34,277,240 which represents 5.14% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2017.
(d)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of December 31, 2017.
(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2017.
(f)	All or a portion of this security is held by LCMT Fund Limited and pledged as collateral for derivative contracts.
(g)	Includes assets pledged as collateral for derivative contracts.

LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these consolidated financial statements.

46 | LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Forward Currency Contracts(a)
December 31, 2017

			Currency to be Received		Currency to be Delivered
	Notional Amount	Forward Settlement Date	Curr Abbr.	U.S. $ Value at December 31, 2017	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
	$10,841,699	03/23/2018	AUD	$11,020,834	USD	$10,841,699	$179,135	$—
	68,428,327	03/23/2018	CAD	69,790,223	USD	68,428,327	1,361,896	—
	6,583,066	03/23/2018	CHF	6,661,965	USD	6,583,066	78,899	—
	235,968,342	03/23/2018	EUR	239,530,519	USD	235,968,342	3,562,177	—
	195,577,957	03/23/2018	GBP	196,407,899	USD	195,577,957	829,942	—
	44,763,559	03/23/2018	JPY	44,809,409	USD	44,763,559	45,850	—
	6,809,097	03/23/2018	MXN	6,602,960	USD	6,809,097	—	(206,137)
	1,602,509	03/23/2018	NZD	1,619,118	USD	1,602,509	16,609	—
Total Purchase Contracts				576,442,927		570,574,556	6,074,508	(206,137)

Sale Contracts:
	$158,306,963	03/23/2018	USD	$161,170,812	AUD	$158,306,963	$—	$(2,863,849)
	93,965,022	03/23/2018	USD	95,657,922	CAD	93,965,022	—	(1,692,900)
	108,614,256	03/23/2018	USD	110,001,931	CHF	108,614,256	—	(1,387,675)
	30,381,779	03/23/2018	USD	30,730,657	EUR	30,381,779	—	(348,878)
	49,250,666	03/23/2018	USD	49,510,876	GBP	49,250,666	—	(260,210)
	133,574,411	03/23/2018	USD	133,511,867	JPY	133,574,411	62,544	—
	45,744,222	03/23/2018	USD	45,339,609	MXN	45,744,222	404,613	—
	57,603,693	03/23/2018	USD	58,371,764	NZD	57,603,693	—	(768,071)
Total Sale Contracts				684,295,438		677,441,012	467,157	(7,321,583)
Total Forward Currency Contracts				$(107,852,511)		$(106,866,456)	$6,541,665	$(7,527,720)
Net Unrealized Depreciation								$(986,055)

Currency abbreviations:
AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a)	Bank of America Merrill Lynch is the counterparty for all open forward currency contracts held by the Fund as of December 31, 2017.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts | 47

LoCorr Market Trend Fund
Consolidated Schedule of Open Futures Contracts
December 31, 2017

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
10 Yr Mini JGB	14	Mar-18	$1,874,205	$1,873,671	$534	$—
3 Mo Euro Euribor	2,136	Jun-19	641,230,562	641,651,915	—	(421,353)
Aluminum (a)(b)	798	Mar-18	45,316,425	41,233,250	4,083,175	—
Australian 10 Yr Bond	135	Mar-18	13,604,690	13,520,106	84,584	—
Brent Crude (a)	654	Jan-18	43,732,980	41,400,955	2,332,025	—
CAC 40 10 Euro Index	481	Jan-18	30,648,283	31,126,511	—	(478,228)
Copper (a)(b)	345	Mar-18	62,509,688	58,480,584	4,029,104	—
Cotton No.2 (a)	192	Mar-18	7,548,480	6,901,777	646,703	—
DAX Index	154	Mar-18	59,636,567	60,771,545	—	(1,134,978)
Dow Jones Industrial Average Mini E-Cbot Index	160	Mar-18	19,788,000	19,406,898	381,102	—
Euro-Bobl	1,572	Mar-18	248,237,330	249,670,558	—	(1,433,228)
Euro-Bund	565	Mar-18	109,605,011	110,862,098	—	(1,257,087)
Euro-Schatz	1,572	Mar-18	211,202,606	211,442,839	—	(240,233)
Euro-Stoxx 50 Index	1,296	Mar-18	54,316,184	55,658,420	—	(1,342,236)
FTSE 100 Index	558	Mar-18	57,543,327	56,253,689	1,289,638	—
Gasoline RBOB (a)	545	Jan-18	41,105,862	38,626,231	2,479,631	—
Gold (a)	148	Feb-18	19,377,640	19,182,015	195,625	—
Hang Seng Index	231	Jan-18	44,273,139	43,666,112	607,027	—
Heating Oil (a)	565	Jan-18	49,076,014	44,519,363	4,556,651	—
Japanese 10 Yr Bond	100	Mar-18	133,818,505	133,795,325	23,180	—
Long Gilt	911	Mar-18	153,944,806	153,087,566	857,240	—
Low Sulphur Gasoil (a)	751	Feb-18	45,191,425	41,308,029	3,883,396	—
Nasdaq 100 E-Mini Index	629	Mar-18	80,622,074	81,128,135	—	(506,061)
Nikkei 225 Index	192	Mar-18	38,766,364	38,745,800	20,564	—
Russell 2000 Mini Index	1,418	Mar-18	108,937,850	108,715,202	222,648	—
S&P500 E-Mini Index	359	Mar-18	48,034,200	47,269,126	765,074	—
Soybean (a)	103	Mar-18	4,953,011	5,183,550	—	(230,539)
Soybean Meal (a)	269	Mar-18	8,521,919	9,103,621	—	(581,702)
Tokyo Price Index	334	Mar-18	53,860,928	53,078,291	782,637	—
U.S. Long Bond	706	Mar-18	108,018,000	107,627,061	390,939	—
WTI Crude (a)	597	Jan-18	36,070,740	33,903,364	2,167,376	—
Zinc (a)(b)	457	Mar-18	37,993,837	36,080,159	1,913,678	—
Total Purchase Contracts					31,712,531	(7,625,645)

Sales Contracts:
90 Day Euro	(4,279)	Jun-19	$1,045,573,650	$1,046,066,489	$492,839	$—
90 Day Sterling	(2,874)	Jun-19	480,723,559	480,188,102	—	(535,457)
Aluminum (a)(b)	(47)	Mar-18	2,669,013	2,415,514	—	(253,499)
Canadian 10 Yr Bond	(552)	Mar-18	59,187,399	60,048,658	861,259	—
Cocoa (a)	(423)	Mar-18	7,869,927	9,115,283	1,245,356	—
Coffee (a)	(225)	Mar-18	10,648,125	10,717,918	69,793	—
Copper (a)(b)	(133)	Mar-18	24,097,937	23,406,761	—	(691,176)
Corn (a)	(1,046)	Mar-18	18,344,225	18,888,296	544,071	—
Dollar	(314)	Mar-18	28,833,364	29,189,733	356,369	—
Hard Red Wheat (a)	(411)	Mar-18	8,779,987	9,098,688	318,701	—
Natural Gas (a)	(616)	Jan-18	18,190,480	17,997,793	—	(192,687)
Silver (a)	(372)	Mar-18	31,889,700	29,847,408	—	(2,042,292)
Soybean Oil (a)	(141)	Mar-18	2,813,796	2,787,176	—	(26,620)
Sugar (a)	(532)	Feb-18	9,032,934	8,826,444	—	(206,490)
U.S. 2 Yr Note	(2,502)	Mar-18	535,701,659	536,907,081	1,205,422	—
U.S. 5 Yr Note	(4,279)	Mar-18	497,066,025	499,603,020	2,536,995	—
U.S. 10 Yr Note	(1,918)	Mar-18	237,921,906	239,197,180	1,275,274	—

The accompanying notes are an integral part of these consolidated financial statements.

48 | LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts (continued)

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Value at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts (continued)
Wheat (a)	(500)	Mar-18	$10,675,000	$11,056,167	$381,167	$—
Zinc (a)(b)	(27)	Mar-18	2,244,712	2,131,526	—	(113,186)
Total Sale Contracts					9,287,246	(4,061,407)
Total Futures Contracts					$40,999,777	$(11,687,052)
Net Unrealized Appreciation					$29,312,725

(a)	Contract held by LCMT Fund Limited.
(b)
 London Metal Exchange (“LME”) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund - Schedule of Investments | 49

LoCorr Dynamic Equity Fund

Composition of Investment Portfolio1

December 31, 2017 (Unaudited)

1 As a percentage of total investments.

Composition of Common Stock Portfolio1

December 31, 2017 (Unaudited)

1 As a percentage of total common stocks.

Schedule of Investments

December 31, 2017

	Shares	Value
COMMON STOCKS: 69.79%
Administrative and Support and Waste Management and Remediation Services: 2.41%
Bloomin’ Brands, Inc.	17,070	$364,273
Civeo Corp. (a)(b)	16,950	46,273
Extended Stay America, Inc.	54,521	1,035,898
Fogo De Chao, Inc. (a)	7,902	91,663
		1,538,107
Administrative Support and Waste Management: 0.53%
Casella Waste Systems, Inc. (a)	14,776	340,144

Construction: 0.76%
Forterra, Inc. (a)	5,599	62,149
KBR, Inc.	21,359	423,549
		485,698
Consumer Discretionary: 1.01%
DeNA Co. Ltd. (b)	31,200	643,245

Finance and Insurance: 12.11%
Comerica, Inc.	6,915	600,291
Credit Acceptance Corp. (a)	16,350	5,288,898
Herc Holdings, Inc. (a)	6,041	378,227
Zions Bancorporation	28,769	1,462,328
		7,729,744
Information: 20.70%
Gogo, Inc. (a)	616,284	6,951,684
Internap Corp. (a)	16,562	260,189
Madison Square Garden Co./The (a)	2,771	584,265
Match Group, Inc. (a)	20,587	644,579
Nexstar Broadcasting Group, Inc.	26,475	2,070,345
Sinclair Broadcast Group, Inc.	52,062	1,970,547
Zayo Group Holdings, Inc. (a)	19,772	727,610
		13,209,219

The accompanying notes are an integral part of these financial statements.

50 | LoCorr Dynamic Equity Fund - Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS (continued)
Management of Companies and Enterprises: 0.18%
Tile Shop Holdings, Inc.	12,028	$115,469

Manufacturing: 13.88%
AK Steel Holding Corp. (a)	51,790	293,131
Cray, Inc. (a)	7,557	182,879
Insteel Industries, Inc.	2,727	77,229
KapStone Paper and Packaging Corp.	3,173	71,995
Kennametal, Inc.	13,404	648,888
Lear Corp.	12,100	2,137,586
MACOM Technology Solutions Holdings, Inc. (a)	19,351	629,682
Manitowoc Co., Inc./The (a)	6,859	269,833
Maxwell Technologies, Inc. (a)	5,361	30,879
NeoPhotonics Corp. (a)	26,253	172,745
Nintendo Co. Ltd. - ADR (a)(b)	12,285	553,686
Oclaro, Inc. (a)	21,744	146,555
Quantenna Communications, Inc. (a)	25,452	310,514
Tenneco, Inc.	43,453	2,543,739
United States Steel Corp.	8,224	289,403
Visteon Corp. (a)	4,008	501,561
		8,860,305
Mining, Quarrying, and Oil and Gas Extraction: 1.05%
Cleveland-Cliffs, Inc. (a)	92,974	670,343

Professional, Scientific, and Technical Services: 1.84%
Cloudera, Inc. (a)	4,229	69,863
Instructure, Inc. (a)	16,063	531,685
Liberty Media Corp. - Liberty Formula One (a)	16,762	572,590
		1,174,138
Real Estate and Rental and Leasing: 3.47%
AerCap Holdings NV (a)(b)	42,132	2,216,565

Retail Trade: 11.45%
Advance Auto Parts, Inc.	32,572	3,247,103
Etsy, Inc. (a)	38,186	780,904
Lands’ End, Inc. (a)	4,917	96,127
MobileIron, Inc. (a)	47,571	185,527
Signet Jewelers Ltd. (b)	51,038	2,886,199
Straight Path Communications, Inc. (a)	603	109,619
		7,305,479
Wholesale Trade: 0.40%
Builders FirstSource, Inc. (a)	11,675	254,398
TOTAL COMMON STOCKS (Cost $39,220,924)		44,542,854

REAL ESTATE INVESTMENT TRUSTS: 2.17%
Gaming and Leisure Properties, Inc.	23,731	878,047
STORE Capital Corp.	19,496	507,676
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,337,359)		1,385,723

SHORT TERM INVESTMENT: 18.82%
MONEY MARKET FUND: 18.82%
STIT-Government & Agency Portfolio, Institutional Class, 1.18% (c)	12,014,948	12,014,948
TOTAL MONEY MARKET FUND (Cost $12,014,948)		12,014,948
TOTAL SHORT TERM INVESTMENT (Cost $12,014,948)		12,014,948

TOTAL INVESTMENTS (Cost $52,573,231): 90.78%		57,943,525
Other Assets in Excess of Liabilities: 9.22% (d)		5,883,721
TOTAL NET ASSETS: 100.00%		$63,827,246

(a)	Non-dividend income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2017.
(d)	Includes assets pledged as collateral for securities sold short.

ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short | 51

LoCorr Dynamic Equity Fund

Schedule of Securities Sold Short

December 31, 2017

	Shares	Value
COMMON STOCKS: (13.57)%
Accommodation and Food Services: (0.86)%
Dunkin’ Brands Group, Inc.	(681)	$(43,903)
McDonald’s Corp.	(1,280)	(220,313)
Papa John’s International, Inc.	(5,109)	(286,666)
		(550,882)
Arts, Entertainment, and Recreation: (0.33)%
Live Nation Entertainment, Inc. (a)	(4,975)	(211,786)

Finance and Insurance: (0.16)%
Federated Investors, Inc.	(2,859)	(103,153)

Information: (2.25)%
AMC Networks, Inc. (a)	(2,681)	(144,988)
Blackbaud, Inc.	(1,559)	(147,310)
Facebook, Inc. (a)	(828)	(146,109)
Globalstar, Inc. (a)	(75,484)	(98,884)
Hortonworks, Inc. (a)	(6,297)	(126,633)
MSG Networks, Inc. (a)	(7,304)	(147,906)
Proofpoint, Inc. (a)	(2,573)	(228,508)
Qualys, Inc. (a)	(2,430)	(144,221)
Upland Software, Inc. (a)	(4,744)	(102,755)
Yelp, Inc. (a)	(3,481)	(146,063)
		(1,433,377)
Manufacturing: (4.09)%
ADTRAN, Inc.	(3,772)	(72,988)
Advanced Energy Industries, Inc. (a)	(2,159)	(145,689)
Ambarella, Inc. (a)(b)	(3,712)	(218,080)
Apple, Inc.	(1,296)	(219,322)
Boeing Co./The	(743)	(219,118)
Cirrus Logic, Inc. (a)	(2,796)	(145,001)
Energizer Holdings, Inc.	(2,749)	(131,897)
Lam Research Corp	(1,265)	(232,849)
Lumentum Holdings, Inc. (a)	(2,987)	(146,064)
NETGEAR, Inc. (a)	(4,041)	(237,409)
Praxair, Inc.	(1,421)	(219,800)
Proto Labs, Inc. (a)	(319)	(32,857)
Simpson Manufacturing Co., Inc.	(436)	(25,031)
Universal Electronics, Inc. (a)	(712)	(33,642)
Wabtec Corp.	(3,639)	(296,324)
Western Digital Corp.	(2,914)	(231,750)
		(2,607,821)
Other Services (except Public Administration): (1.59)%
Regis Corp. (a)	(66,304)	(1,018,429)

Professional, Scientific, and Technical Services: (1.35)%
Aspen Technology, Inc. (a)	(2,179)	(144,250)
FactSet Research Systems, Inc.	(1,217)	(234,589)
LivePerson, Inc. (a)	(8,826)	(101,499)
NetScout Systems, Inc. (a)	(9,439)	(287,418)
Sotheby’s (a)	(1,804)	(93,086)
		(860,842)
Real Estate and Rental and Leasing: (0.23)%
AMERCO	(386)	(145,873)

The accompanying notes are an integral part of these financial statements.

52 | LoCorr Dynamic Equity Fund - Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS (continued)
Retail Trade: (2.00)%
Dick’s Sporting Goods, Inc.	(5,013)	$(144,074)
Express, Inc. (a)	(13,488)	(136,903)
Home Depot, Inc./The	(1,158)	(219,476)
Tiffany & Co.	(7,452)	(774,635)
		(1,275,088)
Wholesale Trade: (0.71)%
3M Company	(934)	(219,836)
Impinj, Inc. (a)	(10,481)	(236,137)
		(455,973)
TOTAL COMMON STOCKS (Proceeds $8,597,068)		(8,663,224)

EXCHANGE TRADED FUNDS: (4.15)%
CurrencyShares Japanese Yen Trust (a)	(13,936)	(1,186,511)
iShares Russell 2000	(9,591)	(1,462,244)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $2,688,333)		(2,648,755)
TOTAL SECURITIES SOLD SHORT (Proceeds $11,285,401)		$(11,311,979)

(a)	Non-dividend expense producing security.
(b)	Foreign issued security.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments | 53

LoCorr Spectrum Income Fund

Composition of Investment Portfolio1

December 31, 2017 (Unaudited)

1 As a percentage of total investments.

Schedule of Investments

December 31, 2017

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 11.27%
Administrative and Support and Waste Management and Remediation Services: 0.45%
TICC Capital Corp.	76,886	$441,326

Finance and Insurance: 9.88%
Alcentra Capital Corp.	53,896	452,187
Apollo Investment Corp.	328,803	1,861,025
Ares Capital Corp.	169,246	2,660,547
Capitala Finance Corp.	60,870	443,133
FS Investment Corp.	59,422	436,752
Hercules Capital, Inc.	143,524	1,883,035
New Mountain Finance Corp.	65,673	889,869
OFS Capital Corp.	38,364	456,532
THL Credit, Inc.	49,766	450,382
		9,533,462
Management of Companies and Enterprises: 0.94%
Newtek Business Services Corp.	48,919	904,512
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $11,365,973)		10,879,300

CLOSED-END INVESTMENT COMPANIES: 10.60%
GAMCO Global Gold Natural Resources & Income Trust	172,860	900,601
Invesco Dynamic Credit Opportunities Fund	198,991	2,330,185
Nuveen Credit Strategies Income Fund	112,034	920,919
Nuveen Global High Income Fund	55,248	934,244
PIMCO Dynamic Credit and Mortgage Income Fund	96,249	2,159,827
Western Asset Emerging Markets Debt Fund, Inc.	128,738	2,001,876
Western Asset Global High Income Fund, Inc.	96,209	983,256
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $10,147,272)		10,230,908

The accompanying notes are an integral part of these financial statements.

54 | LoCorr Spectrum Income Fund - Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: 14.24%
Accommodation and Food Services: 1.12%
DineEquity, Inc.	21,310	$1,081,056

Information: 1.03%
CenturyLink, Inc.	40,463	674,923
Frontier Communications Corp.	47,495	321,066
		995,989
Mining, Quarrying, and Oil and Gas Extraction: 2.07%
Pattern Energy Group, Inc.	92,961	1,997,732

Professional, Scientific, and Technical Services: 1.90%
Macquarie Infrastructure Corp.	13,933	894,499
National CineMedia, Inc.	137,139	940,774
		1,835,273
Real Estate and Rental and Leasing: 1.51%
Arlington Asset Investment Corp.	37,030	436,213
Fortress Transportation & Infrastructure Investors LLC	50,840	1,013,241
		1,449,454
Retail Trade: 0.94%
Macy’s, Inc.	35,912	904,623

Transportation and Warehousing: 5.67%
GasLog Partners LP (b)	62,681	1,551,355
Golar LNG Partners LP (b)	87,541	1,995,935
Hoegh LNG Partners LP (b)	50,333	938,710
Targa Resources Corp.	20,419	988,688
		5,474,688
TOTAL COMMON STOCKS (Cost $13,270,756)		13,738,815

CONVERTIBLE PREFERRED STOCK: 3.57%
Utilities: 3.57%
Kinder Morgan, Inc., Series A, 9.750%	90,758	3,445,174
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $3,919,343)		3,445,174

MASTER LIMITED PARTNERSHIPS: 23.68%	Units
Manufacturing: 2.77%
Alon USA Partners, LP	93,802	1,603,076
CVR Refining LP	64,899	1,074,078
		2,677,154
Mining, Quarrying, and Oil and Gas Extraction: 4.06%
Alliance Resource Partners LP	50,227	989,472
SunCoke Energy Partners LP	115,697	2,018,913
USA Compression Partners LP	55,031	910,213
		3,918,598
Real Estate and Rental and Leasing: 2.18%
Icahn Enterprises LP	39,796	2,109,188

Retail Trade: 6.46%
Crestwood Equity Partners LP	132,293	3,413,159
Global Partners LP	113,333	1,892,661
Sunoco LP	32,249	915,872
		6,221,692
Transportation and Warehousing: 6.04%
Energy Transfer Partners LP	121,076	2,169,682
MPLX LP	51,845	1,838,942
Summit Midstream Partners LP	88,743	1,819,231
		5,827,855

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments (continued) | 55

	Units	Value
MASTER LIMITED PARTNERSHIPS (continued)
Wholesale Trade: 2.17%
Martin Midstream Partners LP	53,453	$748,342
NGL Energy Partners LP	96,083	1,349,966
		2,098,308
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $20,696,397)		22,852,795

PREFERRED STOCKS: 2.15%	Shares
Transportation and Warehousing: 1.09%
Hoegh LNG Partners LP, Series A, 8.750% (a)(b)	39,046	1,050,728

Wholesale Trade: 1.06%
NGL Energy Partners LP, Class B, (9.000% to 07/01/22 then 3 Month LIBOR USD + 7.213%)	42,085	1,026,874
TOTAL PREFERRED STOCKS (Cost $1,965,860)		2,077,602

PUBLICLY TRADED PARTNERSHIPS: 9.54%	Units
Apollo Global Management LLC	47,114	1,576,906
Blackstone Group LP/The	95,535	3,059,031
Carlyle Group LP/The	120,898	2,768,564
Oaktree Capital Group LLC	42,885	1,805,458
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $7,224,819)		9,209,959
	Shares
REAL ESTATE INVESTMENT TRUSTS: 18.49%
Administrative and Support and Waste Management and Remediation Services: 1.00%
Ladder Capital Corp.	70,498	960,888

Finance and Insurance: 9.52%
AGNC Investment Corp.	47,506	959,146
Apollo Commercial Real Estate Finance, Inc.	99,942	1,843,930
Chimera Investment Corp.	54,346	1,004,314
CYS Investments, Inc.	56,060	450,162
DDR Corp.	100,675	902,048
New Senior Investment Group, Inc.	112,169	847,998
New York Mortgage Trust, Inc.	72,767	448,972
Oxford Lane Capital Corp.	46,055	462,853
PennantPark Investment Corp.	64,675	446,904
Starwood Property Trust, Inc.	85,374	1,822,735
		9,189,062
Real Estate and Rental and Leasing: 7.97%
Annaly Capital Management, Inc.	83,456	992,292
CBL & Associates Properties, Inc.	154,854	876,474
Gaming and Leisure Properties, Inc.	9,980	369,260
Hospitality Properties Trust	30,350	905,947
New Residential Investment Corp.	56,135	1,003,694
PennyMac Mortgage Investment Trust	28,484	457,738
Two Harbors Investment Corp.	55,924	909,324
Uniti Group, Inc.	26,944	479,334
Washington Prime Group, Inc.	238,580	1,698,689
		7,692,752
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $18,556,614)		17,842,702

SHORT TERM INVESTMENT : 6.19%
MONEY MARKET FUND: 6.19%
STIT-Government & Agency Portfolio, Institutional Class, 1.18% (c)	5,973,802	5,973,802
TOTAL MONEY MARKET FUND (Cost $5,973,802)		5,973,802
TOTAL SHORT TERM INVESTMENT (Cost $5,973,802)		5,973,802

TOTAL INVESTMENTS (Cost $93,120,836): 99.73%		96,251,057
Other Assets in Excess of Liabilities: 0.27%		261,467
TOTAL NET ASSETS: 100.00%		$96,512,524

(a)	Non-dividend income producing security.

(b)	Foreign issued security.

(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2017.

LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

56 | LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Assets & Liabilities

Consolidated Statements of Assets & Liabilities
December 31, 2017

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Multi- Strategy Fund	LoCorr Market Trend Fund
Assets
Investments, at value (Cost $707,969,851, $62,931,606, $16,168,627 and $580,073,064, respectively)	$704,537,168	$62,620,302	$17,135,568	$576,388,073
Cash (Note 2)	16,760,000	—	—	31,090,000
Foreign currency, at value (Cost $12,728,115, $0, $0 and $0, respectively)	12,664,701	—	—	—
Receivable for Fund shares sold	6,066,712	416,937	175,500	4,126,406
Receivable for securities sold	7,741	—	—	—
Dividends and interest receivable	3,271,670	292,095	72,940	1,594,723
Receivable for unsettled open futures contracts	4,941,646	—	—	10,025,957
Deposits with broker for derivative instruments (Note 2)	54,537,819	21,546,058	12,213,357	56,197,183
Deposits with broker for securities sold short (Note 2)	—	—	379,628	—
Unrealized appreciation on forward currency contracts (Note 2)	6,734,206	—	—	6,541,665
Advance receipt on swap contracts	—	10,323,324	—	—
Prepaid expenses and other assets	81,325	31,937	4,751	38,055
Total Assets	809,602,988	95,230,653	29,981,744	686,002,062

Liabilities
Securities sold short, at value (Proceeds, $0, $0, $221,117 and $0, respectively)	$—	$—	$255,066	$—
Payable for Fund shares redeemed	4,275,731	153,665	24,530	7,874,822
Payable for unsettled open futures contracts	1,334,474	—	—	1,057,861
Payable for variation margin on futures contracts	1,059,348	—	—	1,482,233
Payable for distributions	—	—	5,866	—
Accrued management fees (Note 5)	1,194,588	119,762	17,694	871,325
Accrued Trustees’ fees	13,724	1,448	462	11,737
Accrued Rule 12b-1 fees	—	96,414	13,729	145,787
Unrealized depreciation on swap contracts (Note 1)	—	11,519,719	460,266	—
Unrealized depreciation on forward currency contracts (Note 2)	11,471,736	—	—	7,527,720
Advance payment on swap contracts	—	—	3,339,637	—
Accrued expenses and other liabilities	435,273	92,607	55,769	329,491
Total Liabilities	19,784,874	11,983,615	4,173,019	19,300,976

Net Assets	$789,818,114	$83,247,038	$25,808,725	$666,701,086

Net Assets Consist of:
Paid-in capital	$770,743,872	$96,923,372	$24,736,991	$644,345,196
Accumulated net investment loss	—	—	(130,349)	(368,813)
Accumulated net realized loss	14,713,543	(1,845,311)	729,357	(1,916,976)
Net unrealized appreciation (depreciation) of:
Investments	(3,432,683)	(311,304)	966,941	(3,684,991)
Securities sold short	—	—	(33,949)	—
Swap contracts	—	(11,519,719)	(460,266)	—
Forward currency contracts	(4,737,530)	—	—	(986,055)
Futures contracts	12,594,326	—	—	29,312,725
Foreign currency translation	(63,414)	—	—	—
NET ASSETS	$789,818,114	$83,247,038	$25,808,725	$666,701,086

Class A Shares
Net assets	$93,182,572	$25,574,577	$7,612,603	$61,557,480
Shares issued and outstanding (unlimited shares authorized, no par value)	10,786,582	2,634,368	918,857	5,580,446
Net asset value, redemption, and minimum offering price per share (a)	$8.64	$9.71	$8.28	$11.03
Maximum offering price per share ($8.64/0.9425), ($9.71/0.9425), ($8.28/0.9425), ($11.03/0.9425)(b)	$9.17	$10.30	$8.79	$11.70

Class C Shares
Net assets	$90,652,936	$4,736,893	$2,383,371	$43,771,894
Shares issued and outstanding (unlimited shares authorized, no par value)	10,957,482	503,532	286,782	4,041,664
Net asset value, redemption, and offering price per share (a)	$8.27	$9.41	$8.31	$10.83

Class I Shares
Net assets	$605,982,606	$52,935,568	$15,812,751	$561,371,712
Shares issued and outstanding (unlimited shares authorized, no par value)	69,090,006	5,396,471	1,911,897	50,614,887
Net asset value, redemption, and offering price per share	$8.77	$9.81	$8.27	$11.09

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities	| 57

Statements of Assets & Liabilities
December 31, 2017

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund

Assets
Investments, at value (Cost $52,573,231 and $93,120,836, respectively)	$57,943,525	$96,251,057
Cash (Note 2)	6,000,000	—
Receivable for Fund shares sold	63,621	186,977
Receivable for securities sold	4,619,098	268,021
Dividends, interest and other receivables	26,474	528,483
Deposits with broker for securities sold short (Note 2)	9,264,729	—
Prepaid expenses and other assets	15,742	29,672
Total Assets	77,933,189	97,264,210

Liabilities
Securities sold short, at value (Proceeds $11,285,401 and $0, respectively)	$11,311,979	$—
Payable for Fund shares redeemed	126,255	290,422
Payable for securities purchased	2,121,082	—
Payable for distributions	305,286	187,281
Accrued management fees (Note 5)	125,523	105,765
Accrued Trustees' fees	1,120	1,668
Accrued Rule 12b-1 fees	37,779	83,375
Accrued expenses and other liabilities	76,919	83,175
Total Liabilities	14,105,943	751,686

Net Assets	$63,827,246	$96,512,524

Net Assets Consist of:
Paid-in capital	$58,482,666	$117,628,705
Accumulated net investment loss	10,940	(1,339,661)
Accumulated undistributed net realized gain (loss)	(7,614)	(22,906,741)
Net unrealized appreciation (depreciation) of:
Investments	5,370,294	3,130,221
Securities sold short	(26,578)	—
Foreign currency translation	(2,462)	—
NET ASSETS	$63,827,246	$96,512,524

Class A Shares
Net assets	$19,962,271	$29,969,908
Shares issued and outstanding (unlimited shares authorized, no par value)	1,689,399	4,057,798
Net asset value, redemption, and minimum offering price per share (a)	$11.82	$7.39	(b)
Maximum offering price per share ($11.82/0.9425), ($7.39/0.9425)(c)	$12.54	$7.84

Class C Shares
Net assets	$11,083,732	$23,510,336
Shares issued and outstanding (unlimited shares authorized, no par value)	973,448	3,167,860
Net asset value, redemption, and offering price per share (a)	$11.39	$7.42	(b)

Class I Shares
Net assets	$32,781,243	$43,032,280
Shares issued and outstanding (unlimited shares authorized, no par value)	2,740,163	5,833,407
Net asset value, redemption, and offering price per share	$11.96	$7.38	(b)

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

58 | LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Operations

Consolidated Statements of Operations
Year Ended December 31, 2017

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Multi- Strategy Fund	LoCorr Market Trend Fund

Investment Income
Dividend and interest income (a)	$14,423,109	$1,796,366	$845,477	$8,410,693
Distributions received from master limited partnership (“MLP”)interests	—	—	784,504	—
Less: return of capital on distributions from MLP interests (Note 2)	—	—	(784,504)	—
Total Investment Income	14,423,109	1,796,366	845,477	8,410,693

Expenses
Management fees (Note 5)	16,389,019	1,528,013	610,325	12,188,761
Fund administration fees	314,388	58,031	44,123	273,444
Fund accounting fees	377,303	93,822	44,296	289,335
Trustees’ fees	63,278	7,053	2,439	57,059
Transfer agent fees and expenses	1,548,144	241,320	79,117	1,116,914
Custodian fees	55,603	10,089	13,730	38,032
Registration expenses	134,975	75,321	44,916	95,459
Rule 12b-1 fee - Class A (Note 5)	344,433	72,397	36,086	219,051
Rule 12b-1 fee - Class C (Note 5)	1,045,064	56,870	31,276	614,390
Legal and audit fees	62,349	35,678	35,279	56,923
Printing and mailing expenses	133,185	16,602	13,684	110,698
Other expenses	25,988	4,879	4,154	29,951
Total expenses before interest expense	20,493,729	2,200,075	959,425	15,090,017
Dividend expense on securities sold short (Note 2)	—	—	7,118	—
Interest expense on credit line (Note 8)	—	—	733	—
Total expenses before reimbursement	20,493,729	2,200,075	967,276	15,090,017
Reimbursement from Adviser (Note 5)	(485,398)	(81,840)	(180,598)	—
Net Expenses	20,008,331	2,118,235	786,678	15,090,017
Net Investment Income (Loss)	(5,585,222)	(321,869)	58,799	(6,679,324)

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Currency Contracts, Futures Contracts and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	(1,805,179)	(247,156)	1,660,196	(1,692,674)
Securities sold short	—	—	(139,128)	—
Swap contracts	—	(2,104,129)	(2,774,773)	—
Forward currency contracts	(30,062,703)	—	—	(56,013,603)
Futures contracts	56,060,698	—	—	70,532,267
Foreign currency translation	183,992	—	—	(155,423)
Net change in unrealized appreciation (depreciation) on:
Investments	1,334,270	188,956	(1,136,886)	(881,949)
Securities sold short	—	—	(42,734)	—
Swap contracts	—	7,471,231	3,244,089	—
Forward currency contracts	(7,594,160)	—	—	(4,835,934)
Futures contracts	7,189,396	—	—	19,784,969
Foreign currency translation	(47,024)	—	—	—
Net realized and unrealized gain	25,259,290	5,308,902	810,764	26,737,653
Net Increase in Net Assets From Operations	$19,674,068	$4,987,033	$869,563	$20,058,329

(a)	Net of foreign tax withheld of $0, $0, $777 and $0, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Operations | 59

Statements of Operations
Year Ended December 31, 2017

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund

Investment Income
Dividend and interest income (a)	$631,508	$4,558,200
Distributions received from master limited partnership (“MLP”) interests	—	4,154,161
Less: return of capital on distributions from MLP interests (Note 2)	—	(4,154,161)
Total Investment Income	631,508	4,558,200

Expenses
Management fees (Note 5)	1,919,260	1,403,519
Fund administration fees	48,354	59,165
Fund accounting fees	49,884	58,411
Trustees’ fees	5,284	7,381
Transfer agent fees and expenses	184,171	171,921
Custodian fees	36,229	8,527
Registration expenses	50,724	52,321
Rule 12b-1 fee - Class A (Note 5)	51,803	83,773
Rule 12b-1 fee - Class C (Note 5)	116,171	255,081
Legal and audit fees	19,081	27,828
Printing and mailing expenses	13,371	41,883
Other expenses	4,028	8,181
Total expense before dividend and interest expense	2,498,360	2,177,991
Dividend expense on securities sold short (Note 2)	143,111	—
Interest expense	10,593	—
Total expenses before recovery (reimbursement)	2,652,064	2,177,991
Recovery to (Reimbursement from) Adviser (Note 5)	(58,609)	39,116
Net Expenses	2,593,455	2,217,107
Net Investment Income (Loss)	(1,961,947)	2,341,093

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	7,954,654	(2,824,448)
Securities sold short	(2,243,118)	—
Foreign currency translation	12	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,881,867)	3,795,364
Securities sold short	(496,593)	—
Foreign currency translation	(2,462)	—
Net realized and unrealized gain	3,330,626	970,916
Net Increase in Net Assets From Operations	$1,368,679	$3,312,009

(a) Net of issuance fees and/or foreign tax withheld of $4,728 and $4,841, respectively.

The accompanying notes are an integral part of these financial statements.

60 | LoCorr Macro Strategies Fund - Consolidated Statements of Changes in Net Assets

LoCorr Macro Strategies Fund
Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016

Operations
Net investment loss	$(5,585,222)	$(6,632,771)
Net realized gain on investments, swap contracts, forward currency contracts, futures contracts and foreign currency translation	24,376,808	16,256,745
Net change in unrealized appreciation of investments, swap contracts, forward currency contracts, futures contracts and foreign currency translation	882,482	19,033,766
Increase in Net Assets From Operations	19,674,068	28,657,740

Distributions to Shareholders From
Net investment income:
Class I	—	(24,016)
Net realized gain:
Class A	(5,441,843)	(5,711,451)
Class C	(5,525,753)	(2,291,477)
Class I	(34,409,482)	(8,002,729)
Total Distributions to Shareholders	(45,377,078)	(16,029,673)

Capital Transactions (Note 6)
Proceeds from shares sold	789,578,567	538,774,369
Reinvestment of distributions	40,676,233	14,146,054
Cost of shares redeemed	(897,405,675)	(203,375,297)
Redemption fees	11,727	22,168
Increase (Decrease) in Net Assets From Capital Transactions	(67,139,148)	349,567,294

Total Increase (Decrease) in Net Assets	(92,842,158)	362,195,361

Net Assets
Beginning of year	882,660,272	520,464,911
End of year (including accumulated net investment income of $0 and $0, respectively)	$789,818,114	$882,660,272

 The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Changes in Net Assets | 61

LoCorr Long/Short Commodities Strategy Fund
Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016

Operations
Net investment loss	$(321,869)	$(1,147,060)
Net realized gain (loss) on investments and swap contracts	(2,351,285)	8,624,839
Net change in unrealized appreciation (depreciation) of investments and swap contracts	7,660,187	(16,234,076)
Increase (Decrease) in Net Assets From Operations	4,987,033	(8,756,297)

Distributions to Shareholders From
Net investment income:
Class A	(5,374)	(1,090,668)
Class C	(1,284)	(185,406)
Class I	(9,886)	(2,898,594)
Total Distributions to Shareholders	(16,544)	(4,174,668)

Capital Transactions (Note 6)
Proceeds from shares sold	38,229,299	184,501,674
Reinvestment of distributions	12,720	3,318,366
Cost of shares redeemed	(83,412,741)	(111,389,429)
Redemption fees	(124)	26,941
Increase (Decrease) in Net Assets From Capital Transactions	(45,170,846)	76,457,552

Total Increase (Decrease) in Net Assets	(40,200,357)	63,526,587

Net Assets
Beginning of year	123,447,395	59,920,808
End of year (including accumulated net investment income of $0 and $16,545, respectively)	$83,247,038	$123,447,395

The accompanying notes are an integral part of these consolidated financial statements.

62 | LoCorr Multi-Strategy Fund - Consolidated Statements of Changes in Net Assets

LoCorr Multi-Strategy Fund
Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016

Operations
Net investment income	$58,799	$324,370
Net realized loss on investments, securities sold short and swap contracts	(1,253,705)	(139,905)
Net change in unrealized appreciation of investments, securities sold short and swap contracts	2,064,469	363,071
Increase in Net Assets From Operations	869,563	547,536

Distributions to Shareholders From
Net investment income:
Class A	(362,158)	(154,251)
Class C	(57,804)	(33,115)
Class I	(487,864)	(199,550)
Return of capital:
Class A	(121,106)	(341,141)
Class C	(19,330)	(73,235)
Class I	(163,143)	(441,323)
Total Distributions to Shareholders	(1,211,405)	(1,242,615)

Capital Transactions (Note 6)
Proceeds from shares sold	10,685,757	21,301,189
Reinvestment of distributions	1,048,748	1,018,144
Cost of shares redeemed	(24,917,170)	(16,445,492)
Redemption fees	2	238
Increase (Decrease) in Net Assets From Capital Transactions	(13,182,663)	5,874,079

Total Increase (Decrease) in Net Assets	(13,524,505)	5,179,000

Net Assets
Beginning of year	39,333,230	34,154,230
End of year (including accumulated net investment loss of $130,349 and $149,940, respectively)	$25,808,725	$39,333,230

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Statements of Changes in Net Assets | 63

LoCorr Market Trend Fund
Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016

Operations
Net investment loss	$(6,679,324)	$(14,352,202)
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency translation	12,670,567	(147,332,298)
Net change in unrealized appreciation of investments, forward currency contracts, futures contracts and foreign currency translation	14,067,086	7,238,768
Increase (Decrease) in Net Assets From Operations	20,058,329	(154,445,732)

Distributions to Shareholders From
Net investment income:
Class A	—	(2,324,469)
Class C	—	(1,348,021)
Class I	—	(16,192,350)
Total Distributions to Shareholders	—	(19,864,840)

Capital Transactions (Note 6)
Proceeds from shares sold	327,920,811	1,129,819,283
Reinvestment of distributions	—	18,880,713
Cost of shares redeemed	(701,728,866)	(854,994,134)
Redemption fees	5,881	31,875
Increase (Decrease) in Net Assets From Capital Transactions	(373,802,174)	293,737,737

Total Increase (Decrease) in Net Assets	(353,743,845)	119,427,165

Net Assets
Beginning of year	1,020,444,931	901,017,766
End of year (including accumulated net investment loss of $368,813 and $430,397, respectively)	$666,701,086	$1,020,444,931

The accompanying notes are an integral part of these consolidated financial statements.

64 | LoCorr Dynamic Equity Fund - Statements of Changes in Net Assets

LoCorr Dynamic Equity Fund
Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016

Operations
Net investment loss	$(1,961,947)	$(1,250,712)
Net realized gain on investments, securities sold short and foreign currency translation	5,711,548	4,557,685
Net change in unrealized appreciation (depreciation) of investments, securities sold short and foreign currency translation	(2,380,922)	6,734,680
Increase in Net Assets From Operations	1,368,679	10,041,653

Distributions to Shareholders from
Net realized gain:
Class A	(855,876)	—
Class C	(492,681)	—
Class I	(1,391,942)	—
Total Distributions to Shareholders	(2,740,499)	—

Capital Transactions (Note 6)
Proceeds from shares sold	53,756,244	59,597,625
Reinvestment of distributions	2,435,213	—
Cost of shares redeemed	(75,271,431)	(15,637,868)
Redemption fees	2,283	2,152
Increase (Decrease) in Net Assets From Capital Transactions	(19,077,691)	43,961,909

Total Increase (Decrease) in Net Assets	(20,449,511)	54,003,562

Net Assets
Beginning of year	84,276,757	30,273,195
End of year (including accumulated net investment income of $10,940 and $0, respectively)	$63,827,246	$84,276,757

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Statements of Changes in Net Assets | 65

LoCorr Spectrum Income Fund
Statements of Changes in Net Assets

	Year Ended December 31,
	2017	2016

Operations
Net investment income	$2,341,093	$3,408,203
Net realized loss on investments	(2,824,448)	(4,887,348)
Net change in unrealized appreciation of investments	3,795,364	6,426,460
Increase in Net Assets From Operations	3,312,009	4,947,315

Distributions to Shareholders from
Net investment income:
Class A	(656,776)	(1,640,399)
Class C	(434,017)	(1,132,883)
Class I	(1,005,045)	(1,733,891)
Return of capital:
Class A	(1,857,235)	(869,438)
Class C	(1,227,315)	(600,446)
Class I	(2,842,070)	(918,989)
Total Distributions to Shareholders	(8,022,458)	(6,896,046)

Capital Transactions (Note 6)
Proceeds from shares sold	43,072,561	51,290,652
Reinvestment of distributions	5,356,317	5,104,992
Cost of shares redeemed	(52,992,147)	(41,752,967)
Redemption fees	17,840	8,855
Increase (Decrease) in Net Assets From Capital Transactions	(4,545,429)	14,651,532

Total Increase (Decrease) in Net Assets	(9,255,878)	12,702,801

Net Assets
Beginning of year	105,768,402	93,065,601
End of year (including accumulated net investment loss of $1,339,661 and $1,508,340, respectively)	$96,512,524	$105,768,402

 The accompanying notes are an integral part of these financial statements.

66 | LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class A

LoCorr Macro Strategies Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2017	2016		2015		2014		2013

Per Share
Net asset value, beginning of year	$8.91	$8.54		$8.51		$8.28		$8.77

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)	(0.09)		(0.08)		(0.08)		(0.07)
Net realized and unrealized gain (loss)	0.31	0.64		0.36		1.36		(0.41)
Total from Investment Operations	0.25	0.55		0.28		1.28		(0.48)

Distributions to shareholders from:
Net investment income	—	—		(0.25)		(1.04)		—
Net realized gains	(0.52)	(0.18)		—		(0.01)		(0.01)
Total Distributions	(0.52)	(0.18)		(0.25)		(1.05)		(0.01)

Redemption Fees(b)	0.00	0.00		0.00		0.00		0.00

Net Asset Value, End of Year	$8.64	$8.91		$8.54		$8.51		$8.28

Total Investment Return(c)	2.77%	6.39%		3.27%		15.42%		(5.53)%

Net Assets, End of Year, in Thousands	$93,182	$297,844		$229,427		$206,931		$195,046

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.33%	2.34	%(d)(e)	2.06	%(d)(e)	2.11	%(d)	2.08	%(d)
After expense reimbursement or recovery	2.28%	2.34	%(d)(e)	2.06	%(d)(e)	2.11	%(d)	2.08	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.76)%	(0.96	)%(d)	(0.90	)%(d)	(0.94	)%(d)	(0.87	)%(d)
After expense reimbursement or recovery	(0.71)%	(0.96	)%(d)	(0.90	)%(d)	(0.94	)%(d)	(0.87	)%(d)

Portfolio turnover rate(f)	97%	62%		53%		57%		46%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class C | 67

LoCorr Macro Strategies Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2017	2016		2015		2014		2013

Per Share
Net asset value, beginning of year	$8.62	$8.32		$8.30		$8.12		$8.65

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.13)	(0.15)		(0.14)		(0.15)		(0.14)
Net realized and unrealized gain (loss)	0.30	0.63		0.35		1.33		(0.38)
Total from Investment Operations	0.17	0.48		0.21		1.18		(0.52)

Distributions to shareholders from:
Net investment income	—	—		(0.19)		(0.99)		—
Net realized gains	(0.52)	(0.18)		—		(0.01)		(0.01)
Total Distributions	(0.52)	(0.18)		(0.19)		(1.00)		(0.01)

Redemption Fees(b)	0.00	0.00		0.00		0.00		0.00

Net Asset Value, End of Year	$8.27	$8.62		$8.32		$8.30		$8.12

Total Investment Return(c)	1.93%	5.72%		2.51%		14.39%		(6.07)%

Net Assets, End of Year, in Thousands	$90,653	$113,814		$98,729		$93,924		$73,691

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.08%	3.09	%(d)(e)	2.81	%(d)(e)	2.86	%(d)	2.83	%(d)
After expense reimbursement or recovery	3.03%	3.09	%(d)(e)	2.81	%(d)(e)	2.86	%(d)	2.83	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.51)%	(1.71	)%(d)	(1.65	)%(d)	(1.69	)%(d)	(1.62	)%(d)
After expense reimbursement or recovery	(1.46)%	(1.71	)%(d)	(1.65	)%(d)	(1.69	)%(d)	(1.62	)%(d)

Portfolio turnover rate(f)	97%	62%		53%		57%		46%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

68 | LoCorr Macro Strategies Fund - Consolidated Financial Highlights - Class I

LoCorr Macro Strategies Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2017	2016		2015		2014		2013

Per Share
Net asset value, beginning of year	$9.01	$8.62		$8.57		$8.34		$8.81

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)	(0.07)		(0.06)		(0.06)		(0.05)
Net realized and unrealized gain (loss)	0.32	0.64		0.38		1.36		(0.41)
Total from Investment Operations	0.28	0.57		0.32		1.30		(0.46)

Distributions to shareholders from:
Net investment income	—	(0.00	)(b)	(0.27)		(1.06)		—
Net realized gains	(0.52)	(0.18)		—		(0.01)		(0.01)
Total Distributions	(0.52)	(0.18)		(0.27)		(1.07)		(0.01)

Redemption Fees(b)	0.00	0.00		0.00		0.00		0.00

Net Asset Value, End of Year	$8.77	$9.01		$8.62		$8.57		$8.34

Total Investment Return	3.07%	6.57%		3.72%		15.56%		(5.28)%

Net Assets, End of Year, in Thousands	$605,983	$471,002		$192,309		$190,052		$102,279

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.08%	2.09	%(c)(d)	1.81	%(c)(d)	1.86	%(c)	1.83	%(c)
After expense reimbursement or recovery	2.03%	2.09	%(c)(d)	1.81	%(c)(d)	1.86	%(c)	1.83	%(c)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.51)%	(0.71	)%(c)	(0.65	)%(c)	(0.69	)%(c)	(0.62	)%(c)
After expense reimbursement or recovery	(0.46)%	(0.71	)%(c)	(0.65	)%(c)	(0.69	)%(c)	(0.62	)%(c)

Portfolio turnover rate(e)	97%	62%		53%		57%		46%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense of 0.01% and 0.00% for the years ended December 31, 2016 and 2015, respectively.
(e)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class A | 69

LoCorr Long/Short Commodities Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2017		2016		2015		2014		2013

Per Share
Net asset value, beginning of year	$9.17		$9.72		$8.54		$7.67		$8.37

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)		(0.10)		(0.13)		(0.14)		(0.12)
Net realized and unrealized gain (loss)	0.58		(0.18)		2.02		1.85		(0.58)
Total from Investment Operations	0.54		(0.28)		1.89		1.71		(0.70)

Distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.27)		(0.71)		(0.84)		—
Total Distributions	(0.00)		(0.27)		(0.71)		(0.84)		—

Redemption Fees(b)	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Year	$9.71		$9.17		$9.72		$8.54		$7.67

Total Investment Return(c)	5.91%		(2.98)%		22.34%		22.07%		(8.36)%

Net Assets, End of Year, in Thousands	$25,575		$34,860		$24,425		$43,345		$3,653

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.28%		2.22	%(e)	2.59	%(e)	3.01	%(e)	4.18%
After expense reimbursement or recovery	2.20%		2.20	%(e)	2.20	%(e)	2.20	%(e)	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.52)%		(0.99)%		(1.79)%		(2.39)%		(3.46)%
After expense reimbursement or recovery	(0.44)%		(0.97)%		(1.40)%		(1.58)%		(1.48)%

Portfolio turnover rate(f)	74%		105%		164%		55%		59%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense on line of credit of 0.00%, 0.00% and 0.00% for the years ended December 31, 2016, 2015 and 2014, respectively.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

70 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class C

LoCorr Long/Short Commodities Strategy Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2017		2016		2015		2014		2013

Per Share
Net asset value, beginning of year	$8.95		$9.51		$8.36		$7.54		$8.29

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.11)		(0.17)		(0.19)		(0.20)		(0.17)
Net realized and unrealized gain (loss)	0.57		(0.18)		1.96		1.80		(0.58)
Total from Investment Operations	0.46		(0.35)		1.77		1.60		(0.75)

Distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.21)		(0.62)		(0.78)		—
Total Distributions	(0.00)		(0.21)		(0.62)		(0.78)		—

Redemption Fees	0.00	(b)	0.00	(b)	—		—		—

Net Asset Value, End of Year	$9.41		$8.95		$9.51		$8.36		$7.54

Total Investment Return(c)	5.17%		(3.72)%		21.39%		21.01%		(9.05)%

Net Assets, End of Year, in Thousands	$4,737		$7,383		$4,330		$2,983		$1,653

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.03%		2.97	%(e)	3.34	%(e)	3.76	%(e)	4.93%
After expense reimbursement or recovery	2.95%		2.95	%(e)	2.95	%(e)	2.95	%(e)	2.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.27)%		(1.74)%		(2.54)%		(3.14)%		(4.21)%
After expense reimbursement or recovery	(1.19)%		(1.72)%		(2.15)%		(2.33)%		(2.23)%

Portfolio turnover rate(f)	74%		105%		164%		55%		59%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense on line of credit of 0.00%, 0.00% and 0.00% for the years ended December 31, 2016, 2015 and 2014, respectively.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class I | 71

LoCorr Long/Short Commodities Strategy Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2017		2016		2015		2014		2013

Per Share
Net asset value, beginning of year	$9.24		$9.79		$8.59		$7.70		$8.38

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.02)		(0.07)		(0.11)		(0.12)		(0.10)
Net realized and unrealized gain (loss)	0.59		(0.18)		2.03		1.86		(0.58)
Total from Investment Operations	0.57		(0.25)		1.92		1.74		(0.68)

Distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.30)		(0.72)		(0.85)		—
Total Distributions	(0.00)		(0.30)		(0.72)		(0.85)		—

Redemption Fees(b)	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Year	$9.81		$9.24		$9.79		$8.59		$7.70

Total Investment Return	6.19%		(2.67)%		22.61%		22.36%		(8.11)%

Net Assets, End of Year, in Thousands	$52,935		$81,204		$31,166		$12,825		$5,502

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.03%		1.97	%(d)	2.34	%(d)	2.76	%(d)	3.93%
After expense reimbursement or recovery	1.95%		1.95	%(d)	1.95	%(d)	1.95	%(d)	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.27)%		(0.74)%		(1.54)%		(2.14)%		(3.21)%
After expense reimbursement or recovery	(0.19)%		(0.72)%		(1.15)%		(1.33)%		(1.23)%

Portfolio turnover rate(e)	74%		105%		164%		55%		59%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense on line of credit of 0.00%, 0.00% and 0.00% for the years ended December 31, 2016, 2015 and 2014, respectively.
(e)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

72 | LoCorr Multi-Strategy Fund - Consolidated Financial Highlights - Class A

LoCorr Multi-Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,		Period from April 6, 2015 (commencement of operations) through
	2017	2016	December 31, 2015 (a)

Per Share
Net asset value, beginning of period	$8.15	$8.31	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	0.01	0.06	0.07
Net realized and unrealized gain (loss)	0.40	0.06 (c)	(1.58)
Total from Investment Operations	0.41	0.12	(1.51)

Distributions to shareholders from:
Net investment income	(0.21)	(0.09)	(0.09)
Return of capital	(0.07)	(0.19)	(0.09)
Total Distributions	(0.28)	(0.28)	(0.18)

Redemption Fees	—	0.00 (d)	0.00 (d)

Net Asset Value, End of Period	$8.28	$8.15	$8.31

Total Investment Return(e)	5.17%	1.41%	(15.14)%

Net Assets, End of Period, in Thousands	$7,613	$17,149	$12,102

Ratio/Supplemental Data:(f)(g)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.83%	2.84%	3.44%
After expense reimbursement or recovery	2.31%	2.34%	2.30%

Ratio of expenses to average net assets (excluding dividend and interest expense)
Before expense reimbursement or recovery	2.81%	2.79%	3.43%
After expense reimbursement or recovery	2.29%	2.29%	2.29%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.41)%	0.36%	(0.04)%
After expense reimbursement or recovery	0.11%	0.86%	1.10%

Portfolio turnover rate(h)	85%	95%	38%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)
Realized and unrealized gains and losses in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(d)	Amount represents less than $0.005 per share.
(e)	Total investment return excludes the effect of applicable sales charges.
(f)	Ratios do not include the income and expenses of the CTAs included in the swap.
(g)	Ratios do not include investment companies in which the Fund invests.
(h)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short and swap transactions.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Financial Highlights - Class C | 73

LoCorr Multi-Strategy Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,		Period from April 6, 2015 (commencement of operations) through
	2017	2016	December 31, 2015 (a)

Per Share
Net asset value, beginning of period	$8.15	$8.31	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)	0.01	0.02
Net realized and unrealized gain (loss)	0.41	0.03 (c)	(1.58)
Total from Investment Operations	0.36	0.04	(1.56)

Distributions to shareholders from:
Net investment income	(0.15)	(0.06)	(0.06)
Return of capital	(0.05)	(0.14)	(0.07)
Total Distributions	(0.20)	(0.20)	(0.13)

Redemption Fees	—	0.00 (d)	0.00 (d)

Net Asset Value, End of Period	$8.31	$8.15	$8.31

Total Investment Return(e)	4.56%	0.49%	(15.62)%

Net Assets, End of Period, in Thousands	$2,383	$3,899	$5,490

Ratio/Supplemental Data:(f)(g)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.58%	3.59%	4.19%
After expense reimbursement or recovery	3.06%	3.09%	3.05%

Ratio of expenses to average net assets (excluding dividend and interest expense)
Before expense reimbursement or recovery	3.56%	3.54%	4.18%
After expense reimbursement or recovery	3.04%	3.04%	3.04%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.16)%	(0.39)%	(0.79)%
After expense reimbursement or recovery	(0.64)%	0.11%	0.35%

Portfolio turnover rate(h)	85%	95%	38%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)
Realized and unrealized gains and losses in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(d)	Amount represents less than $0.005 per share.
(e)	Total investment return excludes the effect of applicable sales charges.
(f)	Ratios do not include the income and expenses of the CTAs included in the swap.
(g)	Ratios do not include investment companies in which the Fund invests.
(h)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short and swap transactions.

The accompanying notes are an integral part of these consolidated financial statements.

74 | LoCorr Multi-Strategy Fund - Consolidated Financial Highlights - Class I

LoCorr Multi-Strategy Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,		Period from April 6, 2015 (commencement of operations) through
	2017	2016	December 31, 2015 (a)

Per Share
Net asset value, beginning of period	$8.14	$8.31	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	0.03	0.10	0.09
Net realized and unrealized gain (loss)	0.40	0.03 (c)	(1.58)
Total from Investment Operations	0.43	0.13	(1.49)

Distributions to shareholders from:
Net investment income	(0.22)	(0.09)	(0.10)
Return of capital	(0.08)	(0.21)	(0.10)
Total Distributions	(0.30)	(0.30)	(0.20)

Redemption Fees(d)	0.00	0.00	0.00

Net Asset Value, End of Period	$8.27	$8.14	$8.31

Total Investment Return	5.51%	1.60%	(14.98)%

Net Assets, End of Period, in Thousands	$15,813	$18,285	$16,562

Ratio/Supplemental Data:(e)(f)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.58%	2.59%	3.19%
After expense reimbursement or recovery	2.06%	2.09%	2.05%

Ratio of expenses to average net assets (excluding dividend and interest expense)
Before expense reimbursement or recovery	2.56%	2.54%	3.18%
After expense reimbursement or recovery	2.04%	2.04%	2.04%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.16)%	0.61%	0.21%
After expense reimbursement or recovery	0.36%	1.11%	1.35%

Portfolio turnover rate(g)	85%	95%	38%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)
Realized and unrealized gains and losses in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(d)	Amount represents less than $0.005 per share.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Ratios do not include investment companies in which the Fund invests.
(g)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short and swap transactions.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights - Class A | 75

LoCorr Market Trend Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,				Period from July 1, 2014 (commencement of operations) through
	2017	2016		2015	December 31, 2015 (a)

Per Share
Net asset value, beginning of period	$10.65	$12.00		$11.44	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.10)	(0.15)		(0.19)	(0.12)
Net realized and unrealized gain (loss)	0.48	(1.01)		0.84 (c)	1.99
Total from Investment Operations	0.38	(1.16)		0.65	1.87

Distributions to shareholders from:
Net investment income	—	(0.19)		(0.07)	(0.25)
Net realized gains	—	—		(0.02)	(0.18)
Total Distributions	—	(0.19)		(0.09)	(0.43)

Redemption Fees(d)	0.00	0.00		0.00	0.00

Net Asset Value, End of Period	$11.03	$10.65		$12.00	$11.44

Total Investment Return(e)	3.57%	(9.71)%		5.68%	18.74%

Net Assets, End of Period, in Thousands	$61,557	$133,146		$110,324	$13,337

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.00%	2.02	%(f)	2.03%	3.64%
After expense reimbursement or recovery	2.00%	2.02	%(f)	2.06%	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.97)%	(1.24)%		(1.49)%	(3.48)%
After expense reimbursement or recovery	(0.97)%	(1.24)%		(1.52)%	(2.04)%

Portfolio turnover rate(g)	85%	83%		27%	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(d)	Amount represents less than $0.005 per share.
(e)	Total investment return excludes the effect of applicable sales charges.
(f)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(g)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

76 | LoCorr Market Trend Fund - Consolidated Financial Highlights - Class C

LoCorr Market Trend Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,				Period from July 1, 2014 (commencement of operations) through
	2017	2016		2015	December 31, 2014 (a)

Per Share
Net asset value, beginning of period	$10.53	$11.92		$11.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.18)	(0.23)		(0.28)	(0.16)
Net realized and unrealized gain (loss)	0.48	(1.01)		0.84 (c)	1.99
Total from Investment Operations	0.30	(1.24)		0.56	1.83

Distributions to shareholders from:
Net investment income	—	(0.15)		(0.03)	(0.24)
Net realized gains	—	—		(0.02)	(0.18)
Total Distributions	—	(0.15)		(0.05)	(0.42)

Redemption Fees(d)	0.00	0.00		0.00	0.00

Net Asset Value, End of Period	$10.83	$10.53		$11.92	$11.41

Total Investment Return(e)	2.85%	(10.45)%		4.90%	18.29%

Net Assets, End of Period, in Thousands	$43,772	$89,454		$94,707	$6,949

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.75%	2.77	%(f)	2.78%	4.39%
After expense reimbursement or recovery	2.75%	2.77	%(f)	2.81%	2.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.72)%	(1.99)%		(2.24)%	(4.23)%
After expense reimbursement or recovery	(1.72)%	(1.99)%		(2.27)%	(2.79)%

Portfolio turnover rate(g)	85%	83%		27%	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(d)	Amount represents less than $0.005 per share.
(e)	Total investment return excludes the effect of applicable sales charges.
(f)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(g)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights - Class I | 77

LoCorr Market Trend Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,				Period from July 1, 2014 (commencement of operations) through
	2017	2016		2015	December 31, 2014 (a)

Per Share
Net asset value, beginning of period	$10.68	$12.02		$11.45	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.08)	(0.12)		(0.16)	(0.10)
Net realized and unrealized gain (loss)	0.49	(1.02)		0.84 (c)	1.99
Total from Investment Operations	0.41	(1.14)		0.68	1.89

Distributions to shareholders from:
Net investment income	—	(0.20)		(0.09)	(0.26)
Net realized gains	—	—		(0.02)	(0.18)
Total Distributions	—	(0.20)		(0.11)	(0.44)

Redemption Fees(d)	0.00	0.00		0.00	0.00

Net Asset Value, End of Period	$11.09	$10.68		$12.02	$11.45

Total Investment Return	3.84%	(9.49)%		5.96%	18.88%

Net Assets, End of Period, in Thousands	$561,372	$797,845		$695,987	$40,192

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.75%	1.77	%(e)	1.78%	3.39%
After expense reimbursement or recovery	1.75%	1.77	%(e)	1.81%	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.72)%	(0.99)%		(1.24)%	(3.23)%
After expense reimbursement or recovery	(0.72)%	(0.99)%		(1.27)%	(1.79)%

Portfolio turnover rate(f)	85%	83%		27%	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.

(d)	Amount represents less than $0.005 per share.
(e)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

78 |	LoCorr Dynamic Equity Fund - Financial Highlights - Class A

LoCorr Dynamic Equity Fund - Class A
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,				Period from May 10, 2013 (commencement of operations)
					through December 31, 2013 (a)
	2017	2016	2015	2014

Per Share
Net asset value, beginning of period	$12.06	$9.64	$9.80	$11.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.30)	(0.32)	(0.27)	(0.22)	(0.13)
Net realized and unrealized gain (loss)	0.59	2.74	0.11	(1.42)	1.61
Total from Investment Operations	0.29	2.42	(0.16)	(1.64)	1.48

Distributions to shareholders from:
Net realized gains	(0.53)	—	—	(0.04)	—
Total Distributions	(0.53)	—	—	(0.04)	—

Redemption Fees(c)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$11.82	$12.06	$9.64	$9.80	$11.48

Total Investment Return(d)	2.38%	25.10%	(1.53)%	(14.37)%	14.80%

Net Assets, End of Period, in Thousands	$19,962	$28,243	$12,446	$17,174	$21,256

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.42%	3.74%	3.72%	3.55%	5.05%
After expense reimbursement or recovery	3.35%	3.49%	3.35%	3.30%	3.26%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense reimbursement or recovery	3.22%	3.40%	3.52%	3.40%	4.94%
After expense reimbursement or recovery	3.15%	3.15%	3.15%	3.15%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.61)%	(3.23)%	(3.06)%	(2.41)%	(3.64)%
After expense reimbursement or recovery	(2.54)%	(2.98)%	(2.69)%	(2.16)%	(1.85)%

Portfolio turnover rate(e)	363%	343%	269%	256%	66%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights - Class C	| 79

LoCorr Dynamic Equity Fund - Class C
Financial Highlight

Selected Data and Ratios (for a share outstanding throughout the period)

					Period from May 10, 2013 (commencement of operations)
	Year Ended December 31,				through December 31, 2013 (a)
	2017	2016	2015	2014

Per Share
Net asset value, beginning of period	$11.73	$9.45	$9.67	$11.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.38)	(0.38)	(0.33)	(0.29)	(0.18)
Net realized and unrealized gain (loss)	0.57	2.66	0.11	(1.42)	1.60
Total from Investment Operations	0.19	2.28	(0.22)	(1.71)	1.42

Distributions to shareholders from:
Net realized gains	(0.53)	—	—	(0.04)	—
Total Distributions	(0.53)	—	—	(0.04)	—

Redemption Fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	—

Net Asset Value, End of Period	$11.39	$11.73	$9.45	$9.67	$11.42

Total Investment Return(d)	1.59%	24.13%	(2.28)%	(14.98)%	14.20%

Net Assets, End of Period, in Thousands	$11,084	$11,218	$7,837	$12,158	$8,443

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.17%	4.49%	4.47%	4.30%	5.80%
After expense reimbursement or recovery	4.10%	4.24%	4.10%	4.05%	4.01%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense reimbursement or recovery	3.97%	4.15%	4.27%	4.15%	5.69%
After expense reimbursement or recovery	3.90%	3.90%	3.90%	3.90%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.36)%	(3.98)%	(3.81)%	(3.16)%	(4.39)%
After expense reimbursement or recovery	(3.29)%	(3.73)%	(3.44)%	(2.91)%	(2.60)%

Portfolio turnover rate(e)	363%	343%	269%	256%	66%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

80 |	LoCorr Dynamic Equity Fund - Financial Highlights - Class I

LoCorr Dynamic Equity Fund - Class I
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,				Period from May 10, 2013 (commencement of operations)
					through December 31, 2013 (a)
	2017	2016	2015	2014

Per Share
Net asset value, beginning of period	$12.17	$9.71	$9.84	$11.50	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.28)	(0.30)	(0.24)	(0.20)	(0.11)
Net realized and unrealized gain (loss)	0.60	2.76	0.11	(1.42)	1.61
Total from Investment Operations	0.32	2.46	(0.13)	(1.62)	1.50

Distributions to shareholders from:
Net realized gains	(0.53)	—	—	(0.04)	—
Total Distributions	(0.53)	—	—	(0.04)	—

Redemption Fees(c)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$11.96	$12.17	$9.71	$9.84	$11.50

Total Investment Return	2.60%	25.33%	(1.22)%	(14.18)%	15.00%

Net Assets, End of Period, in Thousands	$32,781	$44,816	$9,990	$12,304	$12,361

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.17%	3.49%	3.47%	3.30%	4.80%
After expense reimbursement or recovery	3.10%	3.24%	3.10%	3.05%	3.01%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense reimbursement or recovery	2.97%	3.15%	3.27%	3.15%	4.69%
After expense reimbursement or recovery	2.90%	2.90%	2.90%	2.90%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.36)%	(2.98)%	(2.81)%	(2.16)%	(3.39)%
After expense reimbursement or recovery	(2.29)%	(2.73)%	(2.44)%	(1.91)%	(1.60)%

Portfolio turnover rate(d)	363%	343%	269%	256%	66%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class A	| 81

LoCorr Spectrum Income Fund - Class A
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2017	2016	2015		2014

Per Share
Net asset value, beginning of year	$7.70	$7.78	$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.17	0.29	0.38		0.41
Net realized and unrealized gain (loss)	0.09	0.20	(1.00)		(0.91)
Total from Investment Operations	0.26	0.49	(0.62)		(0.50)

Distributions to shareholders from:
Net investment income	(0.15)	(0.37)	(0.39)		(0.36)
Return of capital	(0.42)	(0.20)	(0.18)		(0.17)
Total Distributions	(0.57)	(0.57)	(0.57)		(0.53)

Redemption Fees(b)	0.00	0.00	0.00		0.00

Net Asset Value, End of Year	$7.39	$7.70	$7.78		$8.97

Total Investment Return(c)	3.50%	6.64%	(7.36)%		(5.45)%

Net Assets, End of Year, in Thousands	$29,970	$33,032	$36,957		$37,425

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.95%	2.02%	1.99	%(e)	2.28	%(e)
After expense reimbursement or recovery	1.99%	2.05%	2.05	%(e)	2.05	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	2.27%	3.81%	4.41%		3.88%
After expense reimbursement or recovery	2.23%	3.78%	4.35%		4.11%

Portfolio turnover rate(f)	84%	92%	54%		43%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and 2014, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

82 |	LoCorr Spectrum Income Fund - Financial Highlights - Class C

LoCorr Spectrum Income Fund - Class C
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2017	2016	2015		2014

Per Share
Net asset value, beginning of year	$7.72	$7.78	$8.96		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.11	0.23	0.32		0.33
Net realized and unrealized gain (loss)	0.09	0.21	(1.00)		(0.91)
Total from Investment Operations	0.20	0.44	(0.68)		(0.58)

Distributions to shareholders from:
Net investment income	(0.13)	(0.33)	(0.34)		(0.31)
Return of capital	(0.37)	(0.17)	(0.16)		(0.15)
Total Distributions	(0.50)	(0.50)	(0.50)		(0.46)

Redemption Fees(b)	0.00	0.00	0.00		0.00

Net Asset Value, End of Year	$7.42	$7.72	$7.78		$8.96

Total Investment Return(c)	2.62%	5.88%	(8.05)%		(6.19)%

Net Assets, End of Year, in Thousands	$23,511	$25,898	$27,817		$25,210

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.70%	2.77%	2.74	%(e)	3.03	%(e)
After expense reimbursement or recovery	2.74%	2.80%	2.80	%(e)	2.80	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	1.52%	3.06%	3.66%		3.13%
After expense reimbursement or recovery	1.48%	3.03%	3.60%		3.36%

Portfolio turnover rate(f)	84%	92%	54%		43%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and 2014, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class I	| 83

LoCorr Spectrum Income Fund - Class I
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2017	2016	2015		2014

Per Share
Net asset value, beginning of year	$7.69	$7.78	$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)	0.19	0.31	0.41		0.43
Net realized and unrealized gain (loss)	0.10	0.20	(1.00)		(0.91)
Total from Investment Operations	0.29	0.51	(0.59)		(0.48)

Distributions to shareholders from:
Net investment income	(0.16)	(0.39)	(0.41)		(0.38)
Return of capital	(0.44)	(0.21)	(0.19)		(0.17)
Total Distributions	(0.60)	(0.60)	(0.60)		(0.55)

Redemption Fees(b)	0.00	0.00	0.00		0.00

Net Asset Value, End of Year	$7.38	$7.69	$7.78		$8.97

Total Investment Return	3.85%	6.85%	(7.10)%		(5.23)%

Net Assets, End of Year, in Thousands	$43,032	$46,838	$28,292		$31,428

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.70%	1.77%	1.74	%(d)	2.03	%(d)
After expense reimbursement or recovery	1.74%	1.80%	1.80	%(d)	1.80	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	2.52%	4.06%	4.66%		4.13%
After expense reimbursement or recovery	2.48%	4.03%	4.60%		4.36%

Portfolio turnover rate(e)	84%	92%	54%		43%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(d)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and 2014, respectively.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

84 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Investment Trust
Notes

December 31, 2017

1. Organization

LoCorr Investment Trust (the “Trust”),  an Ohio business trust, was formed on November 15, 2010  and is an open-end management investment company registered under the Investment Company Act of 1940,  as amended (“1940  Act”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”)  Topic 946, Financial Services - Investment Companies. The LoCorr Macro Strategies Fund (formerly known as the LoCorr Managed Futures Strategy Fund), LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund (formerly known as the LoCorr Long/Short Equity Fund) and the LoCorr Spectrum Income Fund (individually a “Fund”  and collectively the “Funds”)  are series within the Trust. The LoCorr Multi-Strategy Fund and the LoCorr Dynamic Equity Fund are each non-diversified funds. The LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund and the LoCorr Spectrum Income Fund are each diversified funds.

The LoCorr Macro Strategies Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short  Commodities  Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing  volatility as a secondary objective.

The LoCorr Multi-Strategy Fund’s investment objective is capital appreciation.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Dynamic Equity Fund’s primary investment objective is long-term  capital appreciation  with reduced  volatility compared  to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.

Wholly-owned and Controlled Subsidiaries

In order to achieve their investment objectives, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities  Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund each invest up to 25%  of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”),  LCLSCS Fund Limited (“LCLSCS”), LCMSF Fund Limited (“LCMSF”)  and LCMT Fund Limited (“LCMT”),  respectively; each company is incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS,  LCMSF and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectus and Statement of Additional Information.

 At December 31, 2017,  investments in LCMFS, LCLSCS,  LCMSF and LCMT represented 2.06%, 25.01%, 33.38% and 3.90% of the total net assets of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund, respectively. At December 31, 2017,  the LoCorr Multi-Strategy Fund’s investments in LCMSF exceeded the 25%  of total assets limit, however, the Fund was deemed to be in compliance pursuant to acceptable regulatory exceptions.

The consolidated financial statements of the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi- Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS,  LCLSCS,  LCMSF and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary are a “commodity pool” under the U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”)  is a “commodity  pool operator” registered with and regulated by the Commodity  Futures Trading Commission (“CFTC”).  As a result, additional CFTC-mandated  disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC  and the U.S. Securities and Exchange Commission  (the “SEC”)  harmonized regulations.

At December 31, 2017,  the only investment held by LCLSCS  and LCMSF are swap contracts, for which the notional amount was $73,100,000 and $28,101,783,  respectively. At December 31, 2017,  LCLSCS and LCMSF reported unrealized depreciation on swap contracts of $11,519,719 and $460,266,  respectively. In addition, LCLSCS  and LCMSF hold cash and cash equivalents as collateral on the swap contracts.

At December 31, 2017,  investments held by LCMFS and LCMT include open futures contracts and other investments intended to serve as margin or collateral for futures positions. At December 31, 2017,  LCMFS held long open futures contracts with a total notional amount of $265,337,571 and net unrealized appreciation of $15,012,074 and short open futures contracts with a total notional amount of $125,713,218 and net unrealized depreciation of $2,693,256. At December 31, 2017,  LCMT held long open futures contracts with a total notional amount of $401,398,021 and net unrealized appreciation of $25,475,123 and short open futures contracts with a total notional amount of $147,255,836 and net unrealized depreciation of $966,862.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
| 85

Share Classes

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75%  and maximum deferred sales charge of 1.00%  and Class C shares have a maximum deferred sales charge of 1.00%,  (ii) Class A shares have a 12b-1 fee of 0.25%  and Class C shares have a 12b-1 fee of 1.00%;  (iii) certain other class-specific  expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00%  redemption fee on redemptions made within 60 days of the original purchase. As of May 1, 2017,  none of the other Funds are subject to a redemption fee. Prior to May 1, 2017,  all share classes of the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Dynamic Equity Fund, the LoCorr Market Trend Fund and the LoCorr Multi-Strategy Fund were subject to a 1.00%  redemption fee on redemptions made within 30 days of the original purchase.

The following table presents the class-specific commencement  of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Macro Strategies Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Dynamic Equity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014
LoCorr Multi-Strategy Fund	April 6, 2015	April 6, 2015	April 6, 2015

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the consolidated financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation
The Funds follow fair valuation accounting standards in accordance with FASB ASC Topic 820,  Fair Value Measurement, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”)  for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

American Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”),  which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”)  interests, real estate investment trusts (“REITs”),  business development  companies  and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”)  typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds

The Funds may invest in Exchange Traded Funds (“ETFs”).  They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, usability for hedging, the ability to go long and short, and (for some ETFs) the provision of periodic distributions. Additionally, some ETFs are unit investment trusts (“UITs”),  which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation  units” in block-multiples  of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations  and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic  or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities

Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies  such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

Investment Companies

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940  Act, the Funds’ NAV is calculated based upon the NAVs of those open-end management investment companies,  and the prospectuses for these companies  explain the circumstances  under which those companies  will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end  investment companies  only in the secondary market. The shares of many closed-end  investment companies,  after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation,  which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their NAV. Closed-end  investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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Financial Derivative Instruments

Financial derivative instruments, such as forward currency contracts,  futures contracts,  or swap agreements,  derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker- dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques,  including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fair Value Pricing

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”)  and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

•
securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

•
securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

•	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

•
securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

•
For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances  of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on:

•	a multiple of earnings;

•	a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or

•	yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair value determinations are not based on what the Adviser believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Adviser. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Funds will hold the investment until maturity.

88 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

Some of the general factors that the Adviser considers in determining a valuation method for an individual issue of securities include, but shall not be limited to:

•	the fundamental analytical data relating to the investment;

•	the nature and duration of restrictions (if any) on disposition of the securities;

•	evaluation of the forces that influence the market in which these securities are purchased or sold;

•	changes in interest rates; changes in interest rates;

•	government (domestic or foreign) actions or pronouncements; and

•	other new events other news events.

With respect to securities traded on foreign markets, the Adviser considers the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS.

Among the more specific factors that the Funds’ Adviser considers (if applicable) in determining a valuation method for an individual issue of securities are:

•	type of security;type of security;

•	financial statements of the issuer;

•	cost at date of purchase;

•	size of holding; size of holding;

•	discount from market value of unrestricted securities of the same class at time of purchase;

•	special reports prepared by analysts; special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security;

•	existence of merger proposals or tender offers affecting the securities;

•	price and extent of public trading in similar securities of the issuer or comparable companies; and

•	other relevant matters other relevant matters.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Funds might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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The following table summarizes LoCorr Macro Strategies Fund’s consolidated investments and other financial instruments as of December 31, 2017:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$151,327,096	$—	$151,327,096
Corporate Bonds	—	257,474,011	—	257,474,011
Mortgage Backed Securities	—	119,386,283	—	119,386,283
Municipal Bonds	—	3,121,240	—	3,121,240
U.S. Government Agency Issues	—	98,555,811	—	98,555,811
U.S. Government Notes	—	41,811,073	—	41,811,073
Short Term Investments	29,668,903	3,192,751	—	32,861,654
Total Investments	$29,668,903	$674,868,265	$—	$704,537,168

Other Financial Instruments*
Forward Currency Contracts
Long	$—	$5,368,970	$—	$5,368,970
Short	—	(10,106,500)	—	(10,106,500)
Total Forward Currency Contracts	—	(4,737,530)	—	(4,737,530)
Futures Contracts
Long	12,580,560	—	—	12,580,560
Short	13,766	—	—	13,766
Total Futures Contracts	12,594,326	—	—	12,594,326
Total Other Financial Instruments	$12,594,326	$(4,737,530)	$—	$7,856,796

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*The fair value of the Fund’s investment in swap contracts represents the net unrealized depreciation at December 31, 2017.

The LoCorr Macro Strategies Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of December 31, 2017:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$14,269,873	$—	$14,269,873
Corporate Bonds	—	22,682,164	—	22,682,164
Foreign Government Bond	—	12,371	—	12,371
Mortgage Backed Securities	—	8,798,847	—	8,798,847
Municipal Bonds	—	495,138	—	495,138
U.S. Government Agency Issues	—	8,714,281	—	8,714,281
U.S. Government Notes	—	3,899,016	—	3,899,016
Short Term Investment	3,748,612	—	—	3,748,612
Total Investments	$3,748,612	$58,871,690	$—	$62,620,302

Swap Contracts*
Long Total Return Swap Contracts	$—	$(11,519,719)	$—	$(11,519,719)
Total Swap Contracts	$—	$(11,519,719)	$—	$(11,519,719)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*The fair value of the Fund’s investment in swap contracts represents the net unrealized depreciation at December 31, 2017.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the period.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

The following table summarizes LoCorr Multi-Strategy Fund’s consolidated investments, securities sold short and swap contracts as of December 31, 2017:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$1,452,768	$—	$—	$1,452,768
Closed-End Investment Companies	1,320,015	—	—	1,320,015
Common Stocks	5,669,643	—	—	5,669,643
Convertible Preferred Stock	413,992	—	—	413,992
Master Limited Partnerships	2,962,160	—	—	2,962,160
Preferred Stocks	257,649	—	—	257,649
Publicly Traded Partnerships	1,155,984	—	—	1,155,984
Real Estate Investment Trusts	2,305,200	—	—	2,305,200
Short Term Investment	1,598,157	—	—	1,598,157
Total Investments	$17,135,568	$—	$—	$17,135,568

Securities Sold Short
Common Stocks	$(255,066)	$—	$—	$(255,066)
Total Securities Sold Short	$(255,066)	$—	$—	$(255,066)

Swap Contracts*
Long Total Return Swap Contracts	$—	$(460,266)	$—	$(460,266)
Total Swap Contracts	$—	$(460,266)	$—	$(460,266)

See the Fund’s consolidated schedule of investments and schedule of securities sold short for the investments detailed by industry classification.
*The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at December 31, 2017.

The LoCorr Multi-Strategy Fund did not hold any Level 3 assets or liabilities during the period.

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of December 31, 2017:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$132,573,715	$—	$132,573,715
Foreign Government Bonds	—	9,480,185	—	9,480,185
Mortgage Backed Securities	—	46,305,848	—	46,305,848
U.S. Government Agency Issues	—	311,324,277	—	311,324,277
U.S. Government Notes	—	17,475,907	—	17,475,907
Short Term Investments	51,738,453	7,489,688	—	59,228,141
Total Investments	$51,738,453	$524,649,620	$—	$576,388,073

Other Financial Instruments*
Forward Currency Contracts
Long	$—	$5,868,371	$—	$5,868,371
Short	—	(6,854,426)	—	(6,854,426)
Total Forward Currency Contracts	—	(986,055)	—	(986,055)
Futures Contracts
Long	24,086,886	—	—	24,086,886
Short	5,225,839	—	—	5,225,839
Total Futures Contracts	29,312,725	—	—	29,312,725
Total Other Financial Instruments	$29,312,725	$(986,055)	$—	$28,326,670

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at December 31, 2017.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the period.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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The following table summarizes LoCorr Dynamic Equity Fund’s investments and securities sold short as of December 31, 2017:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$44,542,854	$—	$—	$44,542,854
Real Estate Investment Trusts	1,385,723	—	—	1,385,723
Short Term Investment	12,014,948	—	—	12,014,948
Total Investments	$57,943,525	$—	$—	$57,943,525

Securities Sold Short
Common Stocks	$(8,663,224)	$—	$—	$(8,663,224)
Exchange Traded Funds	(2,648,755)	—	—	(2,648,755)
Total Securities Sold Short	$(11,311,979)	$—	$—	$(11,311,979)

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

The LoCorr Dynamic Equity Fund did not hold any Level 3 assets or liabilities during the period.

The following table summarizes LoCorr Spectrum Income Fund’s investments as of December 31, 2017:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$10,879,300	$—	$—	$10,879,300
Closed-End Investment Companies	10,230,908	—	—	10,230,908
Common Stocks	13,738,815	—	—	13,738,815
Convertible Preferred Stock	3,445,174	—	—	3,445,174
Master Limited Partnerships	22,852,795	—	—	22,852,795
Preferred Stocks	2,077,602	—	—	2,077,602
Publicly Traded Partnerships	9,209,959	—	—	9,209,959
Real Estate Investment Trusts	17,842,702	—	—	17,842,702
Short Term Investment	5,973,802	—	—	5,973,802
Total Investments	$96,251,057	$—	$—	$96,251,057

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the period.

For each of the Funds, there were no transfers between levels during the period. Transfers between levels are recognized at the end of the reporting period.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

Allocation of Income and Expenses

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative NAV of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common  expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deposits with Broker
Forward Currency and Futures Contracts
When trading derivative instruments, such as forward or futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring  from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure  of the dispersion of returns of an investment,  where higher volatility generally indicates greater risk. At December 31, 2017,  the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents at U.S. Bank, N.A. (“U.S. Bank”) of $16,760,000  and $31,090,000,  respectively, to Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At December 31, 2017,  the LoCorr Macro Strategies Fund and LCMFS,  collectively, had $54,537,819 in cash and cash equivalents on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged securities with a fair value of $11,717 as collateral for derivative instruments.

At December 31, 2017,  the LoCorr Market Trend Fund and LCMT, collectively, had $56,197,183 in cash and cash equivalents (including foreign currency) on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMT pledged securities with a fair value of $354,170 as collateral for derivative instruments.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking  to the market”. The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts and payable for unsettled open futures contracts, respectively, on the Fund’s consolidated statements of assets and liabilities. The Funds expect to earn interest income on any margin deposits.

Securities Sold Short
At December 31, 2017,  the LoCorr Multi-Strategy Fund and the LoCorr Dynamic Equity Fund had cash on deposit with the broker-dealer in the amount of $379,628 and $9,264,729,  respectively. In addition, at December 31, 2017,  the LoCorr Dynamic Equity Fund pledged cash of $6,000,000, as collateral for securities sold short.

Swap Contracts
LCLSCS and LCMSF have a substantial portion of their assets on deposit with Deutsche Bank in connection with their trading of swap contracts. Assets deposited with Deutsche Bank in connection with the trading of swap contracts for LCLSCS  and LCMSF are partially restricted due to deposit requirements. At December 31, 2017,  the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Multi-Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank in the amount of $21,546,058  and $12,213,357,  respectively, which have been presented on the consolidated statements of assets and liabilities for each Fund. In addition, at December  31, 2017, the LCLSCS and LCMSF pledged securities with a fair value of $466,558 and $202,140, respectively, as collateral for swap contracts. Risks arise from the possible inability of the counterparty to meet the term of its contract and may increase if the counterparty’s financial condition worsens.

Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. See Note 7.

Distributions to Shareholders

Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on  the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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In 2017,  the dividends for the LoCorr Multi-Strategy Fund and the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization  of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on each Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Funds’ investments in MLP and certain investments in REITs and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

The tax character of distributions paid during the periods was as follows:

	Year Ended December 31, 2017
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital
LoCorr Macro Strategies Fund	$33,327,921	$12,049,157	$—
LoCorr Long/Short Commodities Strategy Fund	16,544	—	—
LoCorr Multi-Strategy Fund	—	907,826	303,579
LoCorr Dynamic Equity Fund	—	2,740,499	—
LoCorr Spectrum Income Fund	2,095,838	—	5,926,620

	Year Ended December 31, 2016
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital
LoCorr Macro Strategies Fund	$3,094,731	$12,934,942	$—
LoCorr Long/Short Commodities Strategy Fund	4,174,668	—	—
LoCorr Multi-Strategy Fund	386,916	—	855,699
LoCorr Market Trend Fund	19,864,840	—	—
LoCorr Spectrum Income Fund	4,507,173	—	2,388,873

Federal Income Taxes

The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986,  as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2017,  the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized  tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the year ended December 31, 2017, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS,  LCMSF and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS,  LCMSF and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS,  LCLSCS,  LCMSF, and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

Forward Currency Contracts

Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statements of operations.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Any change in net unrealized gain or loss is reported in the statements of operations.

Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Market and Credit Risks

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, “derivatives”). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled  with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts  purchased  and unlimited liability on such contracts  sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic  conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

New Accounting Pronouncements and/or SEC Regulatory Updates

In October 2016,  the SEC adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments.  As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

In March 2017,  FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20):  Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management is currently evaluating the impact, if any, of applying this provision.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation.  Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying  instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account,  as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances,  the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction,  it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Security Transactions and Investment Income

Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

In accordance  with the investment restrictions outlined within the Funds’ respective prospectuses, each Fund may invest up to 15%  of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144(a) securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At December 31, 2017,  the Adviser deemed all of the restricted securities held in the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. At December 31, 2017,  there were no illiquid or restricted securities held in the LoCorr Multi-Strategy Fund, the LoCorr Dynamic Equity Fund or the LoCorr Spectrum Income Fund.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the investments in MLP interests, REITs, private investments and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment or royalty trust after their tax reporting periods are concluded,  as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statement of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities. For the year ended December 31, 2017,  the Funds estimated that 100%  of the MLP distributions received would be treated as return of capital.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or  a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased,  and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statements of operations.

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay fees, which are shown as an expense for financial reporting purposes.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank. The collateral required is determined daily by reference to the fair value of the short positions.

Total Return Swap Contracts

The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures contracts, forward currency contracts and foreign currencies (considered the “index”  within each total return swap contract) between counterparties. The “notional amount”  of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statements of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures contracts, forward currency contracts and foreign currencies  is traded. A Fund’s obligation under a total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Further, any cash holding adjustments realized by a Fund are subject to interest charges, which are recorded as part of unrealized gain/loss on the consolidated statements of operations. A corresponding  asset or liability for “advance  receipt on swap contracts”  or “advance  payment on swap contracts”,  respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3.  Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including  the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions, and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed  in the total return swap contracts:

Agricultural. (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates – e.g., positions between two currencies other than the U.S. dollar.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

At December 31, 2017, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated financial statements.

LoCorr Macro Strategies Fund - December 31, 2017
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$6,734,206	$—	$6,734,206	$—	$—	$6,734,206
Futures contracts	4,941,646	—	4,941,646	—	—	4,941,646
Total	$11,675,852	$—	$11,675,852	$—	$—	$11,675,852

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$11,471,736	$—	$11,471,736	$—	$(11,471,736)	$—
Futures contracts	2,393,822	—	2,393,822	—	(2,393,822)	—
Total	$13,865,558	$—	$$13,865,558	$—	$(13,865,558)	$—

LoCorr Long/Short Commodities Strategy Fund - December 31, 2017
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$10,323,324	$—	$10,323,324	$—	$—	$10,323,324
Total	$10,323,324	$—	$10,323,324	$—	$—	$10,323,324

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount

Swap Contracts	$11,519,719	$—	$11,519,719	$—	$(11,519,719)	$—
Total	$11,519,719	$—	$11,519,719	$—	$(11,519,719)	$—
*Includes advance receipt on swap contracts.
LoCorr Multi-Strategy Fund - December 31, 2017
Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Swap Contracts*	$3,799,903	$—	$3,799,903	$—	$(3,799,903)	$—
Total	$3,799,903	$—	$3,799,903	$—	$(3,799,903)	$—
*Includes advance payment on swap contracts.

98 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Market Trend Fund - December 31, 2017
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$6,541,665	$—	$6,541,665	$—	$—	$6,541,665
Futures contracts	10,025,957	—	10,025,957	—	—	10,025,957
Total	$16,567,622	$—	$16,567,622	$—	$—	$16,567,622

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$7,527,720	$—	$7,527,720	$—	$(7,527,720)	$—
Futures contracts	2,540,094	—	2,540,094	—	(2,540,094)	—
Total	$10,067,814	$—	$10,067,814	$—	$(10,067,814)	$—

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations. Fair value of swap contracts are recorded in the consolidated statements of assets and liabilities as net unrealized gain on swap contracts or net unrealized loss on swap contracts and net unrealized appreciation of swap contracts or net unrealized depreciation of swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated derivative instruments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund as of December 31, 2017 as presented on the Fund’s consolidated statement of assets and liabilities:

	Fair Value		Net Unrealized Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
LoCorr Macro Strategies Fund
Forward Currency Contracts(a)
Long	$6,169,365	$800,395	$5,368,970
Short	564,841	10,671,341	(10,106,500)
Total Forward Currency Contracts	6,734,206	11,471,736	(4,737,530)

Futures Contracts(b)
Long Contracts
Commodity	15,336,672	324,598	15,012,074
Equity	3,460,585	2,875,947	584,638
Foreign exchange	—	—	—
Interest rate	855,143	3,871,295	(3,016,152)
Total Long Contracts	19,652,400	7,071,840	12,580,560

Short Contracts
Commodity	1,081,124	3,774,380	(2,693,256)
Equity	165,843	183,193	(17,350)
Foreign exchange	139,601	—	139,601
Interest rate	2,795,760	210,989	2,584,771
Total Short Contracts	4,182,328	4,168,562	13,766
Total Futures Contracts	23,834,728	11,240,402	12,594,326
Total Forward Currency Contracts and Futures Contracts	$30,568,934	$22,712,138	$7,856,796

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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			Net Unrealized Gain (Loss) on Open Positions

	Fair Value
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities
LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$—	$11,519,719	$(11,519,719)

LoCorr Multi-Strategy Fund
Long Total Return Swap Contracts
LoCorr Multi-Strategy Index	$—	$460,266	$(460,266)

LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$6,074,508	$206,137	$5,868,371
Short	467,157	7,321,583	(6,854,426)
Total Forward Currency Contracts	6,541,665	7,527,720	(986,055)

Futures Contracts(b)
Long Contracts
Commodity	26,287,364	812,241	25,475,123
Equity	4,068,690	3,461,503	607,187
Interest rate	1,356,477	3,351,901	(1,995,424)
Total Long Contracts	31,712,531	7,625,645	24,086,886

Short Contracts
Commodity	2,559,088	3,525,950	(966,862)
Foreign exchange	356,369	—	356,369
Interest rate	6,371,789	535,457	5,836,332
Total Short Contracts	9,287,246	4,061,407	5,225,839
Total Futures Contracts	40,999,777	11,687,052	29,312,725
Total Forward Currency Contracts and Futures Contracts	$47,541,442	$19,214,772	$28,326,670

(a) Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.

(b) Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities.

The following table presents the results of the derivative trading and information related to volume for the year ended December  31, 2017 for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated statement of operations.
	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Macro Strategies Fund
Forward Currency Contracts	$(30,062,703)	$(7,594,160)
Futures Contracts
Commodity	(49,316,769)	12,896,145
Equity	125,811,996	(990,583)
Foreign exchange	4,655,550	51,976
Interest rate	(25,090,079)	(4,768,142)
Total Futures Contracts	56,060,698	7,189,396
Total Forward Currency Contracts and Futures Contracts	$25,997,995	$(404,764)

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$(2,104,129)	$7,471,231

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LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Multi-Strategy Fund
Swap Contracts	$(2,774,773)	$3,244,089

LoCorr Market Trend Fund
Forward Currency Contracts	$(56,013,603)	$(4,835,934)
Futures Contracts
Commodity	(32,164,205)	25,586,792
Equity	145,966,369	(2,503,921)
Foreign exchange	924,088	(19,519)
Interest rate	(44,193,985)	(3,278,383)
Total Futures Contracts	70,532,267	19,784,969
Total Forward Currency Contracts and Futures Contracts	$14,518,664	$14,949,035

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the year ended December 31, 2017 were:

	Average Notional Amount
	Long Contracts	Short Contracts
LoCorr Macro Strategies Fund
Forward Currency Contracts	$856,997,592	$788,052,188
Futures Contracts	2,992,129,762	1,297,891,131

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$97,446,154	$—

LoCorr Multi-Strategy Fund
Swap Contracts	$37,689,641	$—

LoCorr Market Trend Fund
Forward Currency Contracts	$1,325,015,033	$1,091,181,314
Futures Contracts	3,839,920,352	2,690,169,569

The swap contracts and the commodity-related futures contracts reported in the tables in Note 3 represent balances and activity of each Fund’s respective wholly-owned and controlled subsidiary. See Note 2.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales for the year ended December 31, 2017 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
LoCorr Macro Strategies Fund	$126,477,633	$181,337,965	$604,537,973	$618,438,452
LoCorr Long/Short Commodities Strategy Fund	11,784,381	11,827,344	46,663,491	88,108,693
LoCorr Multi-Strategy Fund	—	—	21,293,689	34,631,603
LoCorr Market Trend Fund	128,986,032	197,254,284	405,367,216	659,996,990
LoCorr Dynamic Equity Fund	—	—	177,627,130	187,182,252
LoCorr Spectrum Income Fund	—	—	83,873,718	87,145,902

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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5. Management Fees and Other Transactions with Affiliates

Management Agreement
The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the Amendment  to the Management  Agreement, the Adviser is entitled to receive a fee as follows:

Fund	Annual Advisory Fee as a Percentage of the Average Daily Net Assets of the Fund
LoCorr Macro Strategies Fund	1.75%*
LoCorr Multi-Strategy Fund	1.75%
LoCorr Market Trend Fund	1.50%
LoCorr Dynamic Equity Fund	2.45%
LoCorr Spectrum Income Fund	1.30%

*Effective May 1, 2017,  the trustees of the LoCorr Macro Strategies Fund approved an amended Management Agreement pursuant to which the Adviser receives a rate of 1.75%  of the Fund’s average daily net assets. For the period from January 1, 2017 through April 30, 2017,  the adviser had received a rate of 1.85%  of the Fund’s average daily net assets.

Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, in accordance  with the Incremental Advisory Fee schedule below based on the LoCorr Long/Short Commodities  Strategy Fund’s average daily net assets.

Net Assets for the LoCorr Long/Short	Incremental**
Commodities Strategy Fund	Advisory Fee
$0.0 - $0.5 billion	1.50%
$0.5 - $1.0 billion	1.40%
$1.0 - $1.5 billion	1.30%
$1.5 - $2.0 billion	1.20%
$2.0 - $2.5 billion	1.10%
Over $2.5 billion	1.00%

**Incremental  advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in a Fund, the Adviser would earn 1.50% on the first $500  million, plus 1.40%  on the next $500 million, plus 1.30%  on the next $500 million, plus 1.20%  on the next $500 million, plus 1.10%  on the next $500 million, plus 1.00%  on the final $500 million.

As of and for the year ended December 31, 2017,  the Funds reported the following in regards to management fees:

	Management Fees	Accrued Management Fees
Fund	For the Year Ended December 31, 2017	as of December 31, 2017
LoCorr Macro Strategies Fund*	$16,389,019	$1,194,588
LoCorr Long/Short Commodities Strategy Fund	1,528,013	119,762
LoCorr Multi-Strategy Fund	610,325	17,694
LoCorr Market Trend Fund	12,188,761	871,325
LoCorr Dynamic Equity Fund	1,919,260	125,523
LoCorr Spectrum Income Fund	1,403,519	105,765

Sub-Advisory Agreements
Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they have been allocated to manage.

LoCorr Macro Strategies Fund:
Graham Capital Management, L.P.
Millburn Ridgefield Corporation
Nuveen Asset Management, LLC
Revolution Capital Management LLC

LoCorr Long/Short Commodities Strategy Fund:
Nuveen Asset Management, LLC

LoCorr Multi-Strategy Fund:
Billings Capital Management LLC
Trust & Fiduciary Income Partners, LLC

LoCorr Market Trend Fund:
Graham Capital Management, L.P.
Nuveen Asset Management, LLC

LoCorr Dynamic Equity Fund:
Billings Capital Management LLC
Kettle Hill Capital Management, LLC

LoCorr Spectrum Income Fund:
Trust & Fiduciary Income Partners, LLC

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

102 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

Expense Limitation Agreement
The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses they incur, but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions,  expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement  of operations) at the percentages listed below:

	Expense Limit as a Percentage of the
Fund	Average Daily Net Assets of the Fund	Effective Period Through
LoCorr Macro Strategies Fund	1.99%*	April 30, 2018
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2018
LoCorr Multi-Strategy Fund	2.04%	April 30, 2018
LoCorr Market Trend Fund	1.95%	April 30, 2018
LoCorr Dynamic Equity Fund	2.90%	April 30, 2018
LoCorr Spectrum Income Fund	1.80%	April 30, 2018

*In conjunction with the amended Management Agreement approved on May 1, 2017,  the expense limitation has been decreased to 1.99%  of the average daily net assets of the Fund. For the period from January 1, 2017 through April 30, 2017,  the expense limitation was 2.25%  of the average daily net assets of the Fund.

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred,  if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees. The organizational and offering costs are subject to repayment by the Funds.

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Macro Strategies Fund

Period	Management Fees (Waived) by Adviser Subject to Recovery	Recovery to Adviser Year Ended December 31,			Remaining Available Subject to Recovery	Subject to Recovery on or Before Fiscal Year Ending December 31,
		2017	2016	2015
Year Ended December 31, 2017	$(485,398)	$—	$—	$—	$(485,398)	2020
Total	$(485,398)	$—	$—	$—	$(485,398)

LoCorr Long/Short Commodities Strategy Fund

Period	Management Fees (Waived) by Adviser Subject to Recovery	Recovery to Adviser Year Ended December 31,			Remaining Available Subject to Recovery	Subject to Recovery on or Before Fiscal Year Ending December 31,
		2017	2016	2015
Year Ended December 31, 2017	$(81,840)	$—	$—	$—	$(81,840)	2020
Year Ended December 31, 2016	(21,779)	—	—	—	(21,779)	2019
Year Ended December 31, 2015	(154,527)	—	—	—	(154,527)	2018
Total	$(258,146)	$—	$—	$—	$(258,146)

LoCorr Multi-Strategy Fund

Period	Management Fees (Waived) by Adviser Subject to Recovery	Recovery to Adviser Year Ended December 31,			Remaining Available Subject to Recovery	Subject to Recovery on or Before Fiscal Year Ending December 31,
		2017	2016	2015
Year Ended December 31, 2017	$(180,598)	$—	$—	$—	$(180,598)	2020
Year Ended December 31, 2016	(181,466)	—	—	—	(181,466)	2019
Period Ended December 31, 2015*	(195,479)	—	—	—	(195,479)	2018
Total	$(557,543)	$—	$—	$—	$(557,543)

*Period from April 6, 2015 (commencement of operations) through December 31, 2015.

LoCorr Dynamic Equity Fund

Period	Management Fees (Waived) by Adviser Subject to Recovery	Recovery to Adviser Year Ended December 31,			Remaining Available Subject to Recovery	Subject to Recovery on or Before Fiscal Year Ending December 31,
		2017	2016	2015
Year Ended December 31, 2017	$(58,609)	$—	$—	$—	$(58,609)	2020
Year Ended December 31, 2016	(102,813)	—	—	—	(102,813)	2019
Year Ended December 31, 2015	(132,040)	—	—	—	(132,040)	2018
Total	$(293,462)	$—	$—	$—	$(293,462)

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
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LoCorr Spectrum Income Fund
	Management				Remaining	Subject to Recovery
	Fees (Waived) by	Recovery to Adviser			Available	on or Before
	Adviser Subject	Year Ended December 31,			Subject to	Fiscal Year Ending
Period	to Recovery	2017	2016	2015	Recovery	December 31,
Year Ended December 31, 2017	$—	$—	$—	$—	$—	2020
Year Ended December 31, 2016	—	—	—	—	—	2019
Year Ended December 31, 2015	—	—	—	—	—	2018
Year Ended December 31, 2014	(132,869)	39,116	26,753	67,000	—	2017
Total	$(132,869)	$39,116	$26,753	$67,000	$—

For the year ended December 31, 2014,  fees waived by the Adviser for the LoCorr Long/Short Commodities  Strategy Fund totaling $226,735, expired on December 31, 2017  and are no longer eligible for recovery by the Adviser.

For the year ended December 31, 2014,  fees waived by the Adviser for the LoCorr Dynamic Equity Fund totaling $122,831, expired on December 31, 2017  and are no longer eligible for recovery by the Adviser.

At December 31, 2017,  there were no fees subject to recovery for the LoCorr Market Trend Fund.

Rule 12b-1 Distribution Agreement
The Funds have entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”).  Class A shareholders pay distribution expenses to Quasar at the annual rate of 0.25%  of the Fund’s average daily net assets. Class C shareholders pay to Quasar an annual rate of 1.00%,  which is comprised of 0.75%  in distribution expenses and 0.25%  in service fees, of the Fund’s average daily net assets. Class I shareholders pay no 12b-1 fees.

6. Fund Shares

At December 31, 2017,  there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Macro Strategies Fund – Class A
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	5,661,607	$50,641,256	16,961,784	$155,903,603
Dividends Reinvested	593,753	5,130,033	551,098	4,910,284
Shares Redeemed	(28,880,996)	(261,068,594)	(10,956,643)	(99,832,561)
Redemption Fees	—	382	—	2,040
	(22,625,636)	$(205,296,923)	6,556,239	$60,983,366
Beginning Shares	33,412,218		26,855,979
Ending Shares	10,786,582		33,412,218

LoCorr Macro Strategies Fund – Class C
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	2,350,906	$20,222,139	3,540,006	$31,741,634
Dividends Reinvested	639,470	5,294,811	256,145	2,207,972
Shares Redeemed	(5,243,828)	(44,937,545)	(2,445,483)	(21,620,670)
Redemption Fees	—	680	—	289
	(2,253,452)	$(19,419,915)	1,350,668	$12,329,225
Beginning Shares	13,210,934		11,860,266
Ending Shares	10,957,482		13,210,934

LoCorr Macro Strategies Fund – Class I
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	79,170,065	$718,715,172	38,061,171	$351,129,132
Dividends Reinvested	3,449,418	30,251,389	779,989	7,027,798
Shares Redeemed	(65,784,898)	(591,399,536)	(8,907,973)	(81,922,066)
Redemption Fees	—	10,665	—	19,839
	16,834,585	$157,577,690	29,933,187	$276,254,703
Beginning Shares	52,255,421		22,322,234
Ending Shares	69,090,006		52,255,421
LoCorr Macro Strategies Fund
Total Net Increase (Decrease)		$(67,139,148)		$349,567,294

104 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	800,753	$7,404,023	5,519,830	$56,215,085
Dividends Reinvested	473	4,544	90,271	850,348
Shares Redeemed	(1,967,602)	(18,198,293)	(4,322,845)	(43,063,779)
Redemption Fees	—	74	—	5,787
	(1,166,376)	$(10,789,652)	1,287,256	$14,007,441
Beginning Shares	3,800,744		2,513,488
Ending Shares	2,634,368		3,800,744

LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	193,488	$1,708,397	600,272	$5,936,288
Dividends Reinvested	127	1,180	19,301	177,569
Shares Redeemed	(514,536)	(4,603,847)	(250,419)	(2,413,789)
Redemption Fees	—	34	—	383
	(320,921)	$(2,894,236)	369,154	$3,700,451
Beginning Shares	824,453		455,299
Ending Shares	503,532		824,453

LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	3,126,277	$29,116,879	11,982,802	$122,350,301
Dividends Reinvested	720	6,996	241,354	2,290,449
Shares Redeemed	(6,520,100)	(60,610,601)	(6,618,317)	(65,911,861)
Redemption Fees	—	(232)	—	20,771
	(3,393,103)	$(31,486,958)	5,605,839	$58,749,660
Beginning Shares	8,789,574		3,183,735
Ending Shares	5,396,471		8,789,574
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase (Decrease)		$(45,170,846)		$76,457,552

LoCorr Multi-Strategy Fund – Class A
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	631,552	$5,081,081	1,331,325	$10,927,197
Dividends Reinvested	50,022	398,302	48,692	399,332
Shares Redeemed	(1,867,882)	(14,420,557)	(730,590)	(6,017,250)
Redemption Fees	—	—	—	177
	(1,186,308)	$(8,941,174)	649,427	$5,309,456
Beginning Shares	2,105,165		1,455,738
Ending Shares	918,857		2,105,165

LoCorr Multi-Strategy Fund – Class C
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	58,830	$472,601	187,751	$1,553,343
Dividends Reinvested	9,315	74,134	12,332	100,963
Shares Redeemed	(259,553)	(2,086,741)	(382,843)	(3,106,550)
Redemption Fees	—	—	—	4
	(191,408)	$(1,540,006)	(182,760)	$(1,452,240)
Beginning Shares	478,190		660,950
Ending Shares	286,782		478,190

LoCorr Multi-Strategy Fund – Class I
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	642,183	$5,132,075	1,079,642	$8,820,649
Dividends Reinvested	72,744	576,312	63,201	517,849
Shares Redeemed	(1,050,694)	(8,409,872)	(889,163)	(7,321,692)
Redemption Fees	—	2	—	57
	(335,767)	$(2,701,483)	253,680	$2,016,863
Beginning Shares	2,247,664		1,993,984
Ending Shares	1,911,897		2,247,664
LoCorr Multi-Strategy Fund
Total Net Increase (Decrease)		$(13,182,663)		$5,874,079

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
| 105

LoCorr Market Trend Fund – Class A
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	2,737,484	$28,708,153	11,027,256	$134,082,733
Dividends Reinvested	—	—	196,345	2,120,523
Shares Redeemed	(9,662,150)	(101,779,824)	(7,913,099)	(91,798,608)
Redemption Fees	—	784	—	7,807
	(6,924,666)	$(73,070,887)	3,310,502	$44,412,455
Beginning Shares	12,505,112		9,194,610
Ending Shares	5,580,446		12,505,112

LoCorr Market Trend Fund – Class C
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	484,308	$5,025,256	4,790,065	$57,543,161
Dividends Reinvested	—	—	123,161	1,316,592
Shares Redeemed	(4,936,089)	(51,374,646)	(4,366,738)	(49,694,049)
Redemption Fees	—	6	—	1,131
	(4,451,781)	$(46,349,384)	546,488	$9,166,835
Beginning Shares	8,493,445		7,946,957
Ending Shares	4,041,664		8,493,445

LoCorr Market Trend Fund – Class I
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	27,701,096	$294,187,402	77,618,009	$938,193,389
Dividends Reinvested	—	—	1,426,002	15,443,598
Shares Redeemed	(51,803,362)	(548,574,396)	(62,230,774)	(713,501,477)
Redemption Fees	—	5,091	—	22,937
	(24,102,266)	$(254,381,903)	16,813,237	$240,158,447
Beginning Shares	74,717,153		57,903,916
Ending Shares	50,614,887		74,717,153
LoCorr Market Trend Fund
Total Net Increase (Decrease)		$(373,802,174)		$293,737,737

LoCorr Dynamic Equity Fund – Class A
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	1,410,774	$16,809,092	1,619,380	$18,187,352
Dividends Reinvested	65,357	772,526	—	—
Shares Redeemed	(2,128,740)	(25,425,721)	(568,057)	(6,110,231)
Redemption Fees	—	1,548	—	398
	(652,609)	$(7,842,555)	1,051,323	$12,077,519
Beginning Shares	2,342,008		1,290,685
Ending Shares	1,689,399		2,342,008

LoCorr Dynamic Equity Fund – Class C
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	377,313	$4,365,067	442,691	$4,787,011
Dividends Reinvested	38,402	437,395	—	—
Shares Redeemed	(398,936)	(4,611,126)	(315,415)	(3,114,307)
Redemption Fees	—	121	—	33
	16,779	$191,457	127,276	$1,672,737
Beginning Shares	956,669		829,393
Ending Shares	973,448		956,669

LoCorr Dynamic Equity Fund – Class I
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	2,700,182	$32,582,085	3,239,660	$36,623,262
Dividends Reinvested	102,449	1,225,292	—	—
Shares Redeemed	(3,744,615)	(45,234,584)	(586,786)	(6,413,330)
Redemption Fees	—	614	—	1,721
	(941,984)	$(11,426,593)	2,652,874	$30,211,653
Beginning Shares	3,682,147		1,029,273
Ending Shares	2,740,163		3,682,147
LoCorr Dynamic Equity Fund
Total Net Increase (Decrease)		$(19,077,691)		$43,961,909

106 |
LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

LoCorr Spectrum Income Fund – Class A
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	1,852,628	$14,027,817	1,632,393	$12,699,250
Dividends Reinvested	212,605	1,613,841	235,964	1,810,640
Shares Redeemed	(2,298,854)	(17,279,850)	(2,326,814)	(17,742,010)
Redemption Fees	—	2,071	—	2,666
	(233,621)	$(1,636,121)	(458,457)	$(3,229,454)
Beginning Shares	4,291,419		4,749,876
Ending Shares	4,057,798		4,291,419

LoCorr Spectrum Income Fund – Class C
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	863,495	$6,604,509	740,640	$5,722,907
Dividends Reinvested	176,185	1,343,087	189,715	1,459,221
Shares Redeemed	(1,228,452)	(9,312,807)	(1,148,184)	(8,758,530)
Redemption Fees	—	263	—	384
	(188,772)	$(1,364,948)	(217,829)	$(1,576,018)
Beginning Shares	3,356,632		3,574,461
Ending Shares	3,167,860		3,356,632

LoCorr Spectrum Income Fund – Class I
	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Shares Sold	2,937,706	$22,440,235	4,225,921	$32,868,495
Dividends Reinvested	316,484	2,399,389	238,899	1,835,131
Shares Redeemed	(3,509,290)	(26,399,490)	(2,012,132)	(15,252,427)
Redemption Fees	—	15,506	—	5,805
	(255,100)	$(1,544,360)	2,452,688	$19,457,004
Beginning Shares	6,088,507		3,635,819
Ending Shares	5,833,407		6,088,507
LoCorr Spectrum Income Fund
Total Net Increase (Decrease)		$(4,545,429)		$14,651,532

7. Federal Tax Information

At December 31, 2017,  the components of accumulated earnings (losses) on a tax basis were as follows: (1)

	LoCorr Macro Strategies Fund (2)	LoCorr Long/Short Commodities Strategy Fund (2)	LoCorr Multi Strategy Fund (2)
Tax cost of portfolio	$733,682,592	$80,324,300	$23,074,324

Gross unrealized appreciation	44,959,764	3,248,769	4,306,084
Gross unrealized depreciation	(34,962,271)	(15,080,734)	(3,152,897)
Net unrealized appreciation (depreciation)	9,997,493	(11,831,965)	1,153,187
Undistributed ordinary income	9,140,163	—	—
Undistributed long-term capital gains	—	—	—
Total distributable earnings	$9,140,163	$—	$—
Other accumulated losses	$(63,414)	$(1,844,369)	$(81,453)
Total accumulated earnings (losses)	$19,074,242	$(13,676,334)	$1,071,734

	LoCorr Market Trend Fund (2)	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Tax cost of portfolio	$592,369,448	$52,940,986	$89,554,915

Gross unrealized appreciation	34,757,449	6,407,956	11,766,084
Gross unrealized depreciation	(12,032,746)	(1,636,517)	(5,069,942)
Net unrealized appreciation (depreciation)	22,724,703	4,771,439	6,696,142
Undistributed ordinary income	—	—	—
Undistributed long-term capital gains	—	616,187	—
Total distributable earnings	$—	$616,187	$—
Other accumulated earnings (losses)	$(368,813)	$(43,046)	$(27,812,323)
Total accumulated earnings (losses)	$22,355,890	$5,344,580	$(21,116,181)

(1)	Total Portfolio represents aggregate amounts of Fund’s investments, securities sold short, forward currency contracts and futures contracts, where applicable.
(2)	Tax Cost is presented on a non-consolidated basis and includes each of the Fund’s investment in the respective CFC’s and the unrealized appreciation and depreciation associated with those investments.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)
| 107

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales, investments in partnerships and other temporary differences.

The following reclassifications were made within the components of net assets as of December 31, 2017:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
LoCorr Macro Strategies Fund	$5,585,222	$25,643,929	$(31,229,151)
LoCorr Long/Short Commodities Strategy Fund	321,868	817,746	(1,139,614)
LoCorr Multi-Strategy Fund	868,618	2,603,251	(3,471,869)
LoCorr Market Trend Fund	6,740,908	29,945,509	(36,686,417)
LoCorr Dynamic Equity Fund	1,972,887	(3,694,629)	1,721,742
LoCorr Spectrum Income Fund	(76,576)	2,896,458	(2,819,882)

The LoCorr Macro Strategies Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary, foreign currency, paydown and net operating reclasses, and equalization.

The LoCorr Long/Short Commodities Strategy Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary, paydown and net operating losses/reclasses.

The LoCorr Multi-Strategy Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary, return of capital/partnership basis adjustments, REIT sales, long term capital gain reclasses.

The LoCorr Market Trend Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary, foreign currency, paydown and net operating losses/reclasses.

The LoCorr Dynamic Equity Fund’s reclassifications are primarily the result of the Fund’s net operating loss/reclasses, foreign currency and equalization.

The LoCorr Spectrum Income Fund’s reclassifications are primarily attributable to certain reclassifications related to return of capital/partnership basis adjustments.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As presented in the table below, the following Funds elected to defer capital losses for the fiscal year ended December 31, 2017:

	Post October Loss Deferral	Late Year Loss Deferral
LoCorr Multi-Strategy Fund	$—	$18,898
LoCorr Market Trend Fund	—	351,362
LoCorr Spectrum Income Fund	—	646,051

At December 31, 2017, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover
	Short-Term	Long-Term	Year of Expiration
LoCorr Long/Short Commodities Strategy Fund	$1,002,327	$842,042	Indefinitely
LoCorr Spectrum Income Fund	9,842,019	17,323,728	Indefinitely

During the year ended December 31, 2017, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund utilized unlimited capital loss carryovers of $627,530 and $30,076,886, respectively. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund did not utilize any capital loss carryovers during the year ended December 31, 2017.

108 |

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements

8. Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 12, 2018. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions, covenants and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the total unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. U.S. Bank charges an interest rate per annum equal to the Prime Rate (4.50% as of December 31, 2017).

Line of Credit activity for the year was as follows:

		For the Year Ended December 31, 2017
	Interest Charges Incurred	Average Daily Loan Balance	Weighted Average %	Maximum Amount Borrowed
				$	Date
LoCorr Multi-Strategy Fund	$733	$17,106	4.29%	$1,050,000	August 17, 2017 –
					August 21, 2017

The LoCorr Multi-Strategy Fund was the only Fund that utilized the Line of Credit during the year ended December 31, 2017. At December 31, 2017, the Funds did not have any outstanding borrowings.

9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after December 31, 2017.

Declaration of Dividends

The LoCorr Multi-Strategy Fund declared the following ordinary income distributions:

Dividend Declaration	Shareholder of	Distribution Amount per Share Class
Date (a)	Record Date	Class A	Class C	Class I
January 31, 2018	January 30, 2018	$0.02292	$0.01667	$0.02500
February 28, 2018	February 27, 2018	$0.02292	$0.01667	$0.02500

(a) Ex-date, reinvest date and payable date.

The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

Dividend Declaration	Shareholder of	Distribution Amount per Share Class
Date (a)	Record Date	Class A	Class C	Class I
January 31, 2018	January 30, 2018	$0.04790	$0.04170	$0.05000
February 28, 2018	February 27, 2018	$0.04790	$0.04170	$0.05000

(a) Ex-date, reinvest date and payable date.

The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

Sub-adviser approval

At the Trust’s regular quarterly meeting of the Board held November 21, 2016, the Board approved Kettle Hill Capital Management, LLC to serve as an additional sub-adviser to the LoCorr Multi-Strategy Fund. As of the date of this filing, the effective date has not yet been determined. The Fund’s portfolio is currently sub-advised by Billings Capital Management LLC and Trust & Fiduciary Income Partners, LLC. See Note 5.

There were no additional subsequent events since December 31, 2017 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm	| 109

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
LoCorr Investment Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, open forward currency contracts, swap contracts, securities sold short, and open futures contracts, of LoCorr Macro Strategies Fund (formerly known as LoCorr Managed Futures Strategy Fund), LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund, and the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, of LoCorr Dynamic Equity Fund (formerly known as LoCorr Long/Short Equity Fund) and LoCorr Spectrum Income Fund (the “Funds”), each a series of LoCorr Investment Trust, as of December 31, 2017, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the periods presented in the period then ended of LoCorr Macro Strategies Fund, LoCorr Long/ Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, and LoCorr Market Trend Fund, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the periods presented in the period then ended of LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds constituting LoCorr Investment Trust as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also include evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2018

110 |	LoCorr Investment Trust - Expense Example (Unaudited)

Expense Example
December 31, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

Actual Expenses
The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns,  together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes
The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LoCorr Investment Trust - Expense Example (Unaudited) (continued) | 111

Actual vs Hypothetical Returns
Actual vs. Hypothetical returns for the Six Months Ended December 31, 2017 (Unaudited)

					Hypothetical
			Actual		(5% gross annual return)

	Fund’s		Ending		Ending
	Annualized	Beginning	Account Value	Expenses Paid	Account Value	Expenses Paid
	Expense Ratio	Account Value	December 31,	During Period	December 31,	During Period
Class	1, 2	July 1, 2017	2017	1, 2, 3	2017	1, 2, 3

LoCorr Macro Strategies Fund
A	2.24%	$1,000.00	$1,056.10	$11.61	$1,013.91	$11.37
C	2.99%	$1,000.00	$1,052.20	$15.47	$1,010.13	$15.15
I	1.99%	$1,000.00	$1,057.70	$10.32	$1,015.17	$10.11

LoCorr Long/Short Commodities Strategy Fund
A	2.20%	$1,000.00	$1,092.50	$11.66	$1,014.06	$11.22
C	2.95%	$1,000.00	$1,088.10	$15.58	$1,010.28	$15.00
I	1.95%	$1,000.00	$1,093.80	$10.34	$1,015.32	$9.96

LoCorr Multi-Strategy Fund
A	2.32%	$1,000.00	$1,072.00	$12.12	$1,013.51	$11.77
C	3.07%	$1,000.00	$1,068.00	$16.00	$1,009.73	$15.55
I	2.07%	$1,000.00	$1,073.80	$10.82	$1,014.77	$10.51

LoCorr Market Trend Fund
A	1.90%	$1,000.00	$1,071.90	$9.92	$1,015.63	$9.65
C	2.65%	$1,000.00	$1,068.00	$13.81	$1,011.85	$13.44
I	1.65%	$1,000.00	$1,072.50	$8.62	$1,016.89	$8.39

LoCorr Dynamic Equity Fund
A	3.30%	$1,000.00	$1,029.70	$16.88	$1,008.57	$16.71
C	4.05%	$1,000.00	$1,026.40	$20.69	$1,004.79	$20.47
I	3.05%	$1,000.00	$1,031.10	$15.61	$1,009.83	$15.45

LoCorr Spectrum Income Fund
A	1.95%	$1,000.00	$1,008.00	$9.87	$1,015.38	$9.91
C	2.70%	$1,000.00	$1,004.20	$13.64	$1,011.59	$13.69
I	1.70%	$1,000.00	$1,009.60	$8.61	$1,016.64	$8.64

1
Includes dividend and/or interest expense of 0.00%, 0.00%, 0.03%, 0.00%, 0.15% and 0.00% for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund, respectively.

2
Includes expenses of wholly-owned and controlled Cayman Islands subsidiaries for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund.

3
Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

112 | Approval of Advisory Agreements (Unaudited)

LoCorr Investment Trust
December 31, 2017 (Unaudited)

Review of Sub-Advisory Agreement
Counsel directed the Board’s attention to the Board materials for the renewal of the investment sub-advisory agreement with Kettle Hill Capital Management, LLC (“Kettle Hill”) for the LoCorr Dynamic Equity Fund (“LDE Fund”).

The Board reviewed the memorandum provided by Fund Counsel which had been provided to them prior to the meeting entitled, “Duties of Trustees with Respect to Approval and Renewal of Investment Advisory and Sub-Advisory Contracts”. The Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), reviewed the various factors relevant to its consideration of the subadvisory agreement and the legal responsibilities of the Board related to such consideration. These factors included the following:

•	The nature, extent and quality of the services provided by the investment sub-adviser to the fund;

•	The investment performance of the fund and the investment sub-adviser;

•	The costs of the services to be provided and the profits to be realized by the sub-adviser and its affiliates from the relationship with the fund;

•	The extent to which economies of scale will be realized as the fund grows; and

•	Whether the fee levels reflect these economies of scale to the benefit of the shareholders.

The Board reviewed the responses to the 15(c) questionnaire and the -advisory agreement prior to the meeting.

Nature, Extent and Quality of Services Provided by the Sub-Adviser
The Board reviewed the nature, extent and quality of services to be provided by Kettle Hill for the LDE Fund. Fund Counsel and the Board reviewed the responsibilities and backgrounds of Kettle Hill’s key individuals. The Trustees further noted that Kettle Hill would provide equity research, financial modeling, security selection and trade execution for the LDE Fund and compliance services to assure assets are managed within the Fund’s investment guidelines and restrictions.

Fund Counsel stated that Kettle Hill reported no material compliance issues, regulatory issues or material litigations in the past 36 months. The Adviser’s representative further discussed the compliance policies and procedures for Kettle Hill and detailed the changes to such policies and procedures that had been implemented since the Board’s prior approval of Kettle Hill.

After a discussion, the Board concluded that Kettle Hill has the appropriate investment management experience and resources to continue to provide high quality services for the LDE Fund

Investment performance of the Sub-Adviser
Fund Counsel directed the Trustees to the performance of Kettle Hill with respect to its portion of the LDE Fund. Fund Counsel noted for the Trustees the sub-adviser’s performance against the sub-adviser’s chosen benchmark and the overall LDE Fund. A representative of the Adviser stated that the Fund’s adviser continued to be satisfied with Kettle Hill’s performance and the execution of its strategy

After a discussion, the Board concluded that Kettle Hill’s performance was reasonable.

Costs of Services Provided and Profitability to be Realized
The Trustees next reviewed the costs of services provided by Kettle Hill to the LDE Fund. Fund Counsel noted for the Trustees and the fees charged to other accounts by Kettle Hill. The Board considered Kettle Hill’s net profits related to its services to the LDE Fund. A representative of the Adviser reminded the Trustees that the subadvisory fee would be calculated on the aggregate assets managed by Kettle Hill for other Funds in the Trust which would allow each Fund to enjoy more favorable pricing more quickly. After a discussion, the Board concluded that Kettle Hill’s sub-advisory fee and profitability were reasonable.

Other Benefits
The Trustees noted that Kettle Hill receives soft-dollar benefits from its relationship with the LDE Fund that Kettle Hill uses for brokerage and research purposes. After a discussion, the Trustees concluded that the other benefits that may be derived by Kettle Hill from its relationship with the Fund were reasonable.

Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited) | 113

Notice of Privacy Policy & Practices
(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Quarterly Form N-Q portfolio schedule
(Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-855-523-8637.

Proxy voting policies, procedures and record
(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

114 | Qualified Dividend Income (“QDI”) / Dividends Received Deduction (“DRD”) (Unaudited)

Qualified Dividend Income (“QDI”) / Dividends Received Deduction (“DRD”)
(Unaudited)

For the fiscal year ended December 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was as follows:

Fund	QDI%
LoCorr Macro Strategies Fund	0.00%
LoCorr Long/Short Commodities Strategy Fund	0.00%
LoCorr Multi-Strategy Fund	0.00%
LoCorr Market Trend Fund	0.00%
LoCorr Dynamic Equity Fund	0.00%
LoCorr Spectrum Income Fund	88.42%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2017 was as follows:

Fund	DRD%
LoCorr Macro Strategies Fund	0.00%
LoCorr Long/Short Commodities Strategy Fund	0.00%
LoCorr Multi-Strategy Fund	0.00%
LoCorr Market Trend Fund	0.00%
LoCorr Dynamic Equity Fund	0.00%
LoCorr Spectrum Income Fund	66.87%

Independent Trustees/Interested Trustees and Officers	| 115

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name and Year of Birth	Position/Term of Ofﬁce[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Gary Jarrett Year of Birth: 1954	Trustee/May 2016 to present	Chief Executive Officer, Black River Asset Management LLC, investment subsidiary of Cargill, Inc., June 2002 to August 2015.	6	None
Mark Thompson Year of Birth: 1959	Trustee/December 2011 to present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987 to present.	6	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/January 2011 to present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, September 2006 to January 2009.	6	None

Interested Trustees and Ofﬁcers
Name and Year of Birth	Position/Term of Ofﬁce[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships held by Trustee During the Past 5 Years
Jon C. Essen[3] Year of Birth: 1963	Trustee, Treasurer, Secretary, Chief Financial Officer/2011 to present	Chief Financial Officer and Chief Compliance Officer of LoCorr Fund Management, LLC, (2010-2017), Chief Operating Officer (2010-2016); Senior Vice President, Chief Financial Officer, and Registered Representative of LoCorr Distributors, LLC (broker/dealer), 2008 to present, and Chief Operating Officer, 2008 to 2016.	6	None
Kevin M. Kinzie[4] Year of Birth: 1956	President, Trustee/ January 2011 to present	Chief Executive Officer of LoCorr Fund Management, LLC, 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), 2002 to present.	6	None
Jason Roeske[5] Year of Birth: 1969	Chief Compliance Officer, September 2017 to present	Consultant at Encore Consulting Group (2013); Chief Compliance Officer of Welsh Securities, LLC (2014-2016); Chief Compliance Officer of LoCorr Fund Manage-ment, LLC, (2017-present).	6	Chief Compliance Officer of Welsh Securities, LLC (2014-2016)

[1]	The term of office for each Trustee listed above will continue indefinitely.
[2]	The term “Fund Complex” refers to the LoCorr Investment Trust.
[3]	Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.
[4]	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.
[5]	Mr. Roeske is an interested Officer because he is an officer of the Funds’ Adviser.

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1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
687 Excelsior Blvd.
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

LoCorr FUNDS

LoCorr Fund Management, LLC
687 Excelsior Blvd.
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr FUNDS

LoCorr Fund Management, LLC
687 Excelsior Blvd.
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC2584 1/18

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Gary Jarrett is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant of $5,000 and $6,000 represent a cursory review of the semi-annual report for LoCorr Investment Trust for the periods ended June 30, 2017 and June 30, 2016, respectively.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$139,000	$135,000
Audit-Related Fees	$0	$0
Tax Fees	$36,500	$35,500
All Other Fees	$5,000	$6,000

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

During the last two fiscal years, there were no non-audit services, other those disclosed above under "Tax Fees" and "All Other Services", rendered by the principal accountant to the registrant.  In addition, there were no non-audit services rendered by the principal accountant to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Incorporated by reference to the registrant’s Form N-CSR filed March 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title  /s/ Kevin Kinzie
Kevin Kinzie, President

Date  March 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Kevin Kinzie
Kevin Kinzie, President

Date  March 1, 2018

By (Signature and Title)  /s/ Jon Essen
Jon Essen, Treasurer

Date  March 1, 2018